                                              1993 Act Registration No. 33-3920
                                            1940 Act Registration No.  811-4615
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                         Pre-Effective Amendment No.
                                                 --------
                           Post-Effective Amendment No. 21

                                        and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

                                   Amendment No. 21

                          (Check appropriate box or boxes.)

                               FORTIS SERIES FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)

                   500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
              (Address of Principal Executive Offices)     (Zip Code)

                                    (612) 738-4000
                 (Registrant's Telephone Number, including Area Code)

                       SCOTT R. PLUMMER, ESQ., ASST. SECRETARY
                   500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
                       (Name and Address of Agent for Service)

                                       Copy to:
                               Michael J. Radmer, Esq.
                                 Dorsey & Whitney LLP
                                220 South Sixth Street
                             Minneapolis, Minnesota 55402

 It is proposed that this filing will become effective (check appropriate box):

              immediately upon filing pursuant to paragraph (b) of Rule 485
    -----
     X        on May 1, 1997  pursuant to paragraph (b) of Rule 485
    -----
              75 days after filing pursuant to paragraph (a) of Rule 485
    -----
              on May 1, 1996, pursuant to paragraph (a) of Rule 485
    -----

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed by the Registrant on February 27, 1997.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               FORTIS SERIES FUND, INC.

                CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A
                                 PURSUANT TO RULE 481



ITEM NO. OF
FORM N-1A                                                  CAPTION IN PROSPECTUS
1.       Cover Page. . . . . . . . . . . . . . . . . . . . . .  Cover Page
2.       Synopsis. . . . . . . . . . . . . . . . . . . . . . .  (not included)
3.       Condensed Financial Information . . . . . . . . . . .  Financial Highlights
4.       General Description of Registrant . . . . . . . . . .  Organization and Classification, The Separate
                                                                Accounts and the Contracts, Investment
                                                                Objectives and Policies;
                                                                Risk Considerations
5.       Management of the Fund. . . . . . . . . . . . . . . .  Management
6.       Capital Stock and Other Securities. . . . . . . . . .  Capital Stock; Dividends and Capital Gains
         . . . . . . . . . . . . . . . . . . . . . . . . . . .  Distributions; Taxation
7.       Purchase of Securities Being Offered. . . . . . . . .  Purchase and Redemption of Shares
8.       Redemption or Repurchase. . . . . . . . . . . . . . .  Purchase and Redemption of Shares
9.       Pending Legal Proceedings . . . . . . . . . . . . . .  Not Applicable

                                                           CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
10.      Cover Page. . . . . . . . . . . . . . . . . . . . . .  Cover Page (no caption)
11.      Table of Contents . . . . . . . . . . . . . . . . . .  Table of Contents
12.      General Information and History . . . . . . . . . . .  Organization and Classification
13.      Investment Objectives and Policies. . . . . . . . . .  Investment Objectives and Policies
14.      Management of the Fund. . . . . . . . . . . . . . . .  Directors and Executive Officers
15.      Control Persons and Principal Holders
         of Securities . . . . . . . . . . . . . . . . . . . .  Capital Stock
16.      Investment Advisory and Other Services. . . . . . . .  Investment Advisory and Other Services
17.      Brokerage Allocation and Other Practices. . . . . . .  Portfolio Transactions and Allocation of Brokerage
18.      Capital Stock and Other Securities. . . . . . . . . .  Capital Stock
19.      Purchase, Redemption and Pricing
         of Securities Being Offered . . . . . . . . . . . . .  Computation of Net
                                                                Asset Value and Pricing; Redemption
20.      Tax Status. . . . . . . . . . . . . . . . . . . . . .  Taxation
21.      Underwriters. . . . . . . . . . . . . . . . . . . . .  Underwriter
22.      Calculation of Performance Data . . . . . . . . . . .  Performance
23.      Financial Statements. . . . . . . . . . . . . . . . .  Financial Statements


                                                           PROSPECTUS DATED
UVW-Registered Trademark-     FORTIS SERIES FUND, INC.     May 1, 1997
MAILING ADDRESS:              (A series fund with          STREET ADDRESS:
P.O. BOX 64582                fifteen separate series,     500 BIELENBERG DRIVE
ST. PAUL                      each with different goals    WOODBURY
MINNESOTA 55164               and investment policies)     MINNESOTA 55125

Fortis Series Fund, Inc. ("Fortis Series") is an open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its fifteen separate series (the "Series"), each of which is, for investment purposes, in effect a separate fund with its own separate goals and investment policies. All of the Series are diversified series of Fortis Series, except the Global Bond Series, which is a nondiversified series.

Shares of Fortis Series are currently sold to separate accounts (the "Separate Accounts") of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), which are the funding vehicles for benefits under variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuities") (collectively, the "Contracts") issued by Fortis Benefits and First Fortis. The Separate Accounts invest in shares of Fortis Series through subaccounts that correspond to the different Series. The Separate Accounts will redeem shares of Fortis Series to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

- The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Money Market Series will invest in a diversified portfolio of commercial paper and other debt securities. AN INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

- The objective of the "U.S. Government Securities Series" is to maximize total return (from income and market value change), while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

- The objective of the "Diversified Income Series" is to maximize total return (from income and market value change), by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds. However, up to 30% of Diversified Income Series' total assets may be invested in non-investment grade corporate bonds and other securities.

- The objective of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations, which securities have varying maturities and are denominated in various currencies.

- The objective of the "High Yield Series" is to maximize total return (from income and market value change), by investing primarily in high-yield, high-risk fixed-income securities, which may not be suitable for all investors.

- The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest, by following a flexible asset allocation strategy that contemplates increased ownership of equity securities during periods when stock market conditions appear favorable, and increased ownership of short and long term debt instruments during periods when stock market conditions are less favorable.

- The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy. This strategy contemplates increased ownership of global equity securities during periods when stock market conditions appear favorable, and increased ownership of global fixed-income securities during periods when stock market conditions are less favorable.

- The primary objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value.

- The objectives of the "Growth & Income Series" are capital appreciation and current income, which such Series seeks by investing primarily in equity securities that provide an income component and the potential for growth.

- The objective of the "S&P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

- The primary objective of the "Blue Chip Stock Series" is long-term growth of capital. Current income is a secondary objective, and many of the stocks in this Series' portfolio are expected to pay dividends.

- The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. Current income through the receipt of interest and dividends will merely be incidental to the efforts of Growth Stock Series in pursuing its primary objective. Growth Stock Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

- The primary objective of the "Global Growth Series" is long-term capital appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets. Current income through the receipt of income such as interest or dividends from investments is a secondary objective.

- The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

- The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles but which have the potential to become major enterprises and of more established companies that have the potential for above-average capital growth.

This Prospectus concisely sets forth the information a prospective investor should know about Fortis Series before investing. Investors should retain this Prospectus for future reference. Fortis Series has filed a Statement of Additional Information (also dated May 1, 1997) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from Fortis Series at the above mailing address, and is incorporated by reference into this Prospectus in accordance with the Commission's rules. SHARES IN THE FORTIS SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by Fortis Benefits, First Fortis, Fortis Series, or Fortis Investors, Inc. ("Investors"). This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

TABLE OF CONTENTS

                                                              PAGE
Financial Highlights........................................    2
Organization and Classification.............................    7
The Separate Accounts and the Contracts.....................    8
Investment Objectives and Policies; Risk Considerations.....    8
    - Money Market Series...................................    8
    - U.S. Government Securities Series.....................    9
    - Diversified Income Series.............................    9
    - Global Bond Series....................................   10
    - High Yield Series.....................................   11
    - Asset Allocation Series...............................   12
    - Global Asset Allocation Series........................   12
    - Value Series..........................................   13
    - Growth & Income Series................................   13
    - S&P 500 Index Series..................................   13
    - Blue Chip Stock Series................................   14
    - Growth Stock Series...................................   15
    - Global Growth Series..................................   15
    - International Stock Series............................   16
    - Aggressive Growth Series..............................   16
    - Investment Policies, Restrictions, and Risks
        Applicable to More Than One Series..................   17
    - General Risks to Consider.............................   23

                                                              PAGE
Management..................................................   24
    - Board of Directors....................................   24
    - The Investment Adviser/Transfer Agent/Dividend Agent..   24
    - The Sub-Advisers......................................   25
    - Expenses..............................................   26
    - Brokerage Allocation..................................   26
    - Periodic Reports......................................   26
Capital Stock...............................................   26
    - Voting Privileges.....................................   26
Dividends and Capital Gains Distributions...................   26
Taxation....................................................   26
Purchase and Redemption of Shares...........................   27
    - Generally.............................................   27
    - Offering Price........................................   27
    - Transfers Among Subaccounts...........................   27
    - The Underwriter.......................................   27
    - Redemption............................................   28
Appendix....................................................   28

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

The information below has been derived from audited financial statements, and should be read in conjunction with the financial statements of Fortis Series and the independent auditors' report of KPMG Peat Marwick LLP found in the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge. The selected per share historical data for each of the Series is presented based upon average shares outstanding. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Series shares and including those charges would reduce the total return figures for all Series shown.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
MONEY MARKET SERIES          1996       1995       1994       1993       1992       1991       1990      1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period................  $10.83     $10.63     $10.23     $10.21     $10.15     $10.19      $9.92     $9.65     $9.98    $10.09
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income --
   net....................     .57        .60        .41        .28        .36        .62        .78       .77       .76       .70
  Net realized and
   unrealized gains
   (losses) on
   investments............      --         --       (.01)       .02        .06       (.02)       .28       .27      (.29)     (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations.....     .57        .60        .40        .30        .42        .60       1.06      1.04       .47       .63
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to
 shareholders:
  From investment income
   -- net.................    (.46)      (.40)        --       (.28)      (.36)      (.64)      (.79)     (.77)     (.80)     (.74)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period...................  $10.94     $10.83     $10.63     $10.23     $10.21     $10.15     $10.19     $9.92     $9.65     $9.98
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(@)...........    5.17%      5.71%      3.92%      2.77%      3.36%      5.91%      7.87%     9.42%     6.78%     5.80%
Net assets end of period
 (000s omitted)........... $61,906    $41,807    $44,833    $28,682    $27,528    $10,737     $8,897    $2,868    $1,939    $2,832
Ratio of expenses to
 average daily net
 assets...................     .38%       .40%       .40%       .44%       .46%       .55%       .60%      .60%      .60%      .60%
Ratio of net investment
 income to average daily
 net assets...............    5.14%      5.44%      3.96%      2.74%      3.51%      5.74%      7.75%     8.03%     7.71%     6.92%
Portfolio turnover rate...     N/A*       N/A*       N/A*       N/A*       N/A*       N/A*        58%       19%       79%       72%
-----------------------------------------------------------------------------------------------------------------------------------

  *Pursuant to Rule 2a-7 under the Investment Company Act of 1940, under which the Money Market Series began to operate on May 1, 1991, the portfolio turnover rate is not applicable.
 @These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

U.S. GOVERNMENT SECURITIES                                           YEAR ENDED DECEMBER 31,
SERIES                           1996       1995       1994       1993       1992       1991      1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................   $11.16      $9.40     $10.94     $10.73     $10.77     $9.80     $9.48    $9.04    $9.46   $10.14
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net....      .67        .70        .71        .74        .78       .77       .76      .76      .85      .73
  Net realized and unrealized
   gains (losses) on
   investments................     (.51)      1.06      (1.54)       .46        .15       .98       .31      .45     (.42)    (.57)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations.........      .16       1.76       (.83)      1.20        .93      1.75      1.07     1.21      .43      .16
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income --
   net........................     (.75)        --       (.71)      (.74)      (.78)     (.78)     (.75)    (.77)    (.85)    (.84)
  From net realized gains.....       --         --         --       (.24)      (.19)       --        --       --       --       --
  Excess distributions of net
   realized gains.............       --         --         --       (.01)        --        --        --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders.................     (.75)        --       (.71)      (.99)      (.97)     (.78)     (.75)    (.77)    (.85)    (.84)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period.......................   $10.57     $11.16      $9.40     $10.94     $10.73    $10.77     $9.80    $9.48    $9.04    $9.46
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(@)...............     2.21%     18.78%     (6.44)%     9.45%      6.14%    14.36%     7.93%   13.14%    6.36%    1.60%
Net assets end of period (000s
 omitted)..................... $161,678   $182,687   $172,656   $235,588   $132,683   $49,751   $10,750   $2,520   $1,959   $2,462
Ratio of expenses to average
 daily net assets.............      .53%       .53%       .53%       .52%       .57%      .64%      .76%     .75%     .75%     .75%
Ratio of net investment income
 to average daily net
 assets.......................     6.17%      6.78%      6.87%      6.49%      7.10%     7.57%     7.90%    8.55%    8.68%    8.16%
Portfolio turnover rate.......      176%       115%       187%       141%       135%       77%       17%      23%      83%     179%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
DIVERSIFIED INCOME SERIES            1996        1995        1994       1993       1992      1991      1990      1989       1988*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period..........................    $12.20      $10.40     $11.93     $11.34     $11.22    $10.40    $10.26     $9.85    $10.02
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net.......       .82         .88        .87        .87        .82       .81       .88       .87       .58
  Net realized and unrealized
   gains (losses) on
   investments...................      (.40)        .92      (1.53)      1.03        .33       .87       .13       .40      (.17)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations............       .42        1.80       (.66)      1.90       1.15      1.68      1.01      1.27       .41
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income --
   net...........................      (.91)         --       (.87)      (.87)      (.81)     (.86)     (.87)     (.86)     (.58)
  From net realized gains........        --          --         --       (.43)      (.21)       --        --        --        --
  Excess distributions of net
   realized gains................      (.01)         --         --       (.01)      (.01)       --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders....................      (.92)         --       (.87)     (1.31)     (1.03)     (.86)     (.87)     (.86)     (.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...    $11.70      $12.20     $10.40     $11.93     $11.34    $11.22    $10.40    $10.26     $9.85
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(@)..................      4.15%      17.26%     (5.22)%    12.76%      7.08%    14.68%     8.87%    12.30%     3.90%
Net assets end of period (000s
 omitted)........................  $105,831    $109,120    $98,314    $92,589    $28,490    $8,503    $4,945    $3,528    $2,579
Ratio of expenses to average
 daily net assets................       .55%        .55%       .55%       .57%       .67%      .75%      .75%      .75%      .75%**
Ratio of net investment income to
 average daily net assets........      6.86%       7.78%      7.59%      7.15%      7.08%     7.42%     8.27%     8.65%     8.50%**
Portfolio turnover rate..........       171%        139%       142%       125%        83%       25%       35%       46%       45%
-----------------------------------------------------------------------------------------------------------------------------------

 *Period from May 2, 1988 to December 31, 1988.

                                                      YEAR ENDED
                                                     DECEMBER 31,
GLOBAL BOND SERIES                                  1996      1995*
---------------------------------------------------------------------
Net asset value, beginning of period............   $11.30     $10.00
---------------------------------------------------------------------
Operations:
  Investment income -- net......................      .57        .54
  Net realized and unrealized gains (losses) on
   investments..................................     (.13)      1.52
---------------------------------------------------------------------
Total from operations...........................      .44       2.06
---------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net.................     (.43)      (.54)
  From net realized gains.......................     (.20)      (.22)
---------------------------------------------------------------------
Total distribution to shareholders..............     (.63)      (.76)
---------------------------------------------------------------------
Net asset value, end of period..................   $11.11     $11.30
---------------------------------------------------------------------
Total Return(@).................................     3.15%     19.02%
Net assets end of period (000s omitted).........  $20,228    $13,187
Ratio of expenses to average daily net assets...     1.02%      1.28%**
Ratio of net investment income to average daily
 net assets.....................................     5.07%      5.01%**
Portfolio turnover rate.........................      129%       184%
---------------------------------------------------------------------

 *The  Series commenced operations on January 3, 1995. The Series' inception was
  December 14, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Supplementary information is not presented for the period from December 14, 1994, through January 3, 1995, as the Series' shares were not registered during that period.
------------------------------
**Annualized
 @These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                          YEAR ENDED
                                                         DECEMBER 31,
HIGH YIELD SERIES                                1996       1995       1994*
-------------------------------------------------------------------------------
Net asset value, beginning of period.........    $9.74      $9.47     $10.00
-------------------------------------------------------------------------------
Operations:
  Investment income -- net...................     1.04       1.15        .71
  Net realized and unrealized gains (losses)
   on investments............................      .13        .30       (.53)
-------------------------------------------------------------------------------
Total from operations........................     1.17       1.45        .18
-------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net..............    (1.03)     (1.14)      (.71)
  Excess distributions of net realized
   gains.....................................     (.05)      (.04)        --
-------------------------------------------------------------------------------
Total distributions to shareholders..........    (1.08)     (1.18)      (.71)
-------------------------------------------------------------------------------
Net asset value, end of period...............    $9.83      $9.74      $9.47
-------------------------------------------------------------------------------
Total Return(@)..............................    10.52%     12.73%      (.75)%
Net assets end of period (000s omitted)......  $42,578    $28,129    $13,706
Ratio of expenses to average daily net
 assets......................................      .63%       .63%       .75%**
Ratio of net investment income to average
 daily net assets............................    10.22%     11.30%     10.44%**
Portfolio turnover rate......................      235%       130%        20%
-------------------------------------------------------------------------------

 *For  the Period May 2, 1994 (commencement of operations) to December 31, 1994.
  The Series' inception was April 26, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Supplementary information is not presented for the period from April 26, 1994, through May 2, 1994, as the Series' shares were not registered during that period.

                                                                     YEAR ENDED DECEMBER 31,
ASSET ALLOCATION SERIES         1996       1995       1994       1993       1992      1991      1990     1989     1988      1987*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period......................   $15.90     $13.56     $14.14     $13.28    $12.81    $10.37    $10.59    $8.86    $9.11   $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net...      .61        .65        .56        .52       .62       .59       .57      .49      .52      .32
  Net realized and unrealized
   gains (losses) on
   investments...............     1.38       2.35       (.58)       .92       .47      2.43      (.20)    1.73     (.24)    (.89)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations........     1.99       3.00       (.02)      1.44      1.09      3.02       .37     2.22      .28     (.57)
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income --
   net.......................     (.61)      (.64)      (.56)      (.52)     (.62)     (.58)     (.59)    (.49)    (.53)    (.32)
  From net realized gains....     (.28)      (.02)        --       (.06)       --        --        --       --       --       --
  Excess distributions of net
   realized gains............     (.01)        --         --         --        --        --        --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders................     (.90)      (.66)     (.56)       (.58)     (.62)     (.58)     (.59)    (.49)    (.53)    (.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset of value, end of
 period......................   $16.99     $15.90     $13.56     $14.14    $13.28    $12.81    $10.37   $10.59    $8.86    $9.11
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(@)..............    12.50%     21.97%      (.31)%     9.79%     6.95%    27.65%     2.01%   23.75%    3.71%   (6.12)%
Net assets end of period
 (000s omitted).............. $397,712   $341,511   $260,593   $204,603   $89,076   $31,821   $13,153   $5,531   $2,485   $2,475
Ratio of expenses to average
 daily net assets............      .54%       .55%       .56%       .56%      .60%      .70%      .85%     .75%     .75%     .75%**
Ratio of net investment
 income to average daily net
 assets......................     3.66%      4.25%      4.05%      3.72%     4.78%     5.04%     5.40%    5.35%    5.82%    4.50%**
Portfolio turnover rate......      115%        98%        73%        74%       54%       42%       75%      47%      79%      96%
Average commission rate
 paid***..................... $  .0748   $     --   $     --   $     --   $    --   $    --   $    --   $   --   $   --   $   --
-----------------------------------------------------------------------------------------------------------------------------------

 *Period from April 1, 1987 to December 31, 1987.

                                                      YEAR ENDED
                                                     DECEMBER 31,
GLOBAL ASSET ALLOCATION SERIES                      1996      1995*
---------------------------------------------------------------------
Net asset value, beginning of period............   $11.42     $10.00
---------------------------------------------------------------------
Operations:
  Investment income -- net......................      .36        .35
  Net realized and unrealized gains (losses) on
   investments..................................     1.19       1.55
---------------------------------------------------------------------
Total from operations...........................     1.55       1.90
---------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net.................     (.38)      (.34)
  From net realized gains.......................     (.25)      (.14)
---------------------------------------------------------------------
Total distributions to shareholders.............     (.63)      (.48)
---------------------------------------------------------------------
Net asset value, end of period..................   $12.34     $11.42
---------------------------------------------------------------------
Total Return(@).................................    12.72%     17.47%
Net assets end of period (000s omitted).........  $37,307    $20,080
Ratio of expenses to average daily net assets...     1.20%      1.28%**
Ratio of net investment income to average daily
 net assets.....................................     3.01%      3.26%**
Portfolio turnover rate.........................       46%        44%
Average commission rate paid***.................  $ .0412    $    --
---------------------------------------------------------------------

  *The Series commenced operations on January 3, 1995. The Series' inception was
   December 14, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Supplementary information is not presented for the period from December 14, 1994, through January 3, 1995, as the Series' shares were not registered during that period.
------------------------------
 **Annualized
***In accordance with rules adopted  by the Securities and Exchange  Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold. For the Global Asset Allocation Series, the comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
 @These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

VALUE SERIES                                         1996*
------------------------------------------------------------
Net asset value, beginning of period..............   $10.27
------------------------------------------------------------
Operations:
  Investment income -- net........................      .14
  Net realized and unrealized gain (loss) on
   investments....................................     1.10
------------------------------------------------------------
Total from operations.............................     1.24
------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net...................     (.13)
------------------------------------------------------------
Net asset value, end of period....................   $11.38
------------------------------------------------------------
Total Return(@)...................................    11.49%
Net assets end of period (000s omitted)...........  $13,951
Ratio of expenses to average daily net assets.....      .87%**
Ratio of net investment income to average daily
 net assets.......................................     1.72%**
Portfolio turnover rate...........................       36%
Average commission rate paid***...................  $ .0556
------------------------------------------------------------

 *For the period May 1, 1996 (commencement of operations) to December 31,  1996.
  The Series' inception was March 28, 1996 when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the Series' shares were not registered during that period.

                                                         YEAR ENDED
                                                        DECEMBER 31,
GROWTH & INCOME SERIES                          1996        1995       1994*
-------------------------------------------------------------------------------
Net asset value, beginning of period........    $12.83     $10.07     $10.00
-------------------------------------------------------------------------------
Operations:
  Investment income -- net..................       .34        .33        .21
  Net realized and unrealized gains (losses)
   on investments...........................      2.54       2.76        .07
-------------------------------------------------------------------------------
Total from operations.......................      2.88       3.09        .28
-------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net.............      (.34)      (.33)      (.21)
  From net realized gains...................      (.21)        --         --
-------------------------------------------------------------------------------
Total distributions to shareholders.........      (.55)      (.33)      (.21)
-------------------------------------------------------------------------------
Net asset of value, end of period...........    $15.16     $12.83     $10.07
-------------------------------------------------------------------------------
Total Return(@).............................     21.51%     29.70%      1.74%
Net assets end of period (000s omitted).....  $134,932    $59,533    $16,276
Ratio of expenses to average daily net
 assets.....................................       .76%       .80%       .86%**
Ratio of net investment income to average
 daily net assets...........................      2.38%      2.86%      3.12%**
Portfolio turnover rate.....................        20%        17%         2%
Average commission rate paid***.............  $  .0688    $    --    $    --
-------------------------------------------------------------------------------

 *For  the period May 2, 1994 (commencement of operations) to December 31, 1994.
  The Series' inception was April 26, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Supplementary information is not presented for the period from April 26, 1994, through May 2, 1994, as the Series' shares were not registered during that period.

S&P 500 INDEX SERIES                                 1996*
------------------------------------------------------------
Net asset value, beginning of period..............   $10.09
------------------------------------------------------------
Operations:
  Investment income -- net........................      .10
  Net realized and unrealized gain (loss) on
   investments....................................     1.37
------------------------------------------------------------
Total from operations.............................     1.47
------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net...................     (.09)
------------------------------------------------------------
Net asset value, end of period....................   $11.47
------------------------------------------------------------
Total Return(@)...................................    14.29%
Net assets end of period (000s omitted)...........  $21,979
Ratio of expenses to average daily net assets.....      .79%**
Ratio of net investment income to average daily
 net assets.......................................     1.47%**
Portfolio turnover rate...........................        6%
Average commission rate paid***...................  $ .0477
------------------------------------------------------------

  *For the period May 1, 1996 (commencement of operations) to December 31, 1996.
   The Series' inception was March 28, 1996 when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the Series' shares were not registered during the period.
------------------------------
 **Annualized
***In accordance with  rules adopted  by the Securities  & Exchange  Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases & sales for the period, divided by the total number of related shares purchased and sold.
 @These are the Series total returns during the period, including reinvestment of all dividend and capital gains distributions.

BLUE CHIP STOCK SERIES                               1996*
------------------------------------------------------------
Net asset value, beginning of period..............   $10.07
------------------------------------------------------------
Operations:
  Investment income -- net........................      .07
  Net realized and unrealized gain (loss) on
   investments....................................     1.60
------------------------------------------------------------
Total from operations.............................     1.67
------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net...................     (.07)
------------------------------------------------------------
Net asset value, end of period....................   $11.67
------------------------------------------------------------
Total Return(@)...................................    16.24%
Net assets end of period (000s omitted)...........  $17,606
Ratio of expenses to average daily net assets.....     1.13%**
Ratio of net investment income to average daily
 net assets.......................................      .82%**
Portfolio turnover rate...........................       17%
Average commission rate paid***...................  $ .0329
------------------------------------------------------------

 *For  the period May 1, 1996 (commencement of operations) to December 1996. The
  Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during the period.

                                                                     YEAR ENDED DECEMBER 31,
GROWTH STOCK SERIES             1996       1995       1994       1993       1992       1991       1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period......................   $28.09     $22.11     $22.92     $21.15     $20.68     $13.57    $14.26   $10.59   $10.42    $9.53
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net...      .12        .13        .18        .09        .18        .22       .38      .26      .29      .20
  Net realized and unrealized
   gains (losses) on
   investments...............     4.50       5.98       (.81)      1.77        .47       7.11      (.69)    3.67      .16      .92
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations........     4.62       6.11       (.63)      1.86        .65       7.33      (.31)    3.93      .45     1.12
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income --
   net.......................     (.12)      (.13)      (.18)      (.09)      (.18)      (.22)     (.38)    (.26)    (.28)    (.21)
  From net realized gains....       --         --         --         --         --         --        --       --       --     (.02)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders................     (.12)      (.13)      (.18)      (.09)      (.18)      (.22)     (.38)    (.26)    (.28)    (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period......................   $32.59     $28.09     $22.11     $22.92     $21.15     $20.68    $13.57   $14.26   $10.59   $10.42
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(@)..............    16.41%     27.66%     (2.82)%     8.78%      2.94%     53.50%    (3.10)%  36.46%    4.49%   11.31%
Net assets end of period
 (000s omitted).............. $661,217   $530,945   $377,483   $304,293   $188,172   $100,690   $25,623   $8,632   $3,023   $2,914
Ratio of expenses to average
 daily net assets............      .67%       .67%       .68%       .69%       .76%       .81%     1.01%    1.00%    1.00%    1.00%
Ratio of net investment
 income to average daily net
 assets......................      .39%       .51%       .81%       .46%       .92%      1.28%     2.72%    2.03%    2.76%    1.79%
Portfolio turnover rate......       30%        20%        19%        26%        24%        31%       50%      40%      85%      64%
Average commission rate
 paid***..................... $  .0728   $     --   $     --   $     --   $     --   $     --   $    --   $   --   $   --   $   --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
GLOBAL GROWTH SERIES                                  1996        1995        1994        1993       1992*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $15.97      $12.31      $12.77     $10.86      $9.82
-------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net........................       .03         .09         .10        .06        .05
  Net realized and unrealized gains (losses) on
   investments....................................      3.03        3.66        (.46)      1.91       1.04
-------------------------------------------------------------------------------------------------------------
Total from operations.............................      3.06        3.75        (.36)      1.97       1.09
-------------------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net...................      (.03)       (.09)       (.10)      (.06)      (.05)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period....................    $19.00      $15.97      $12.31     $12.77     $10.86
-------------------------------------------------------------------------------------------------------------
Total Return(@)...................................     19.10%      30.49%      (2.98)%    17.92%     10.88%
Net assets end of period (000s omitted)...........  $319,831    $207,913    $144,647    $75,882    $11,091
Ratio of expenses to average daily net assets.....       .79%        .80%        .81%      1.02%      1.22%**
Ratio of net investment income to average daily
 net assets.......................................       .15%        .64%        .82%       .53%       .73%**
Portfolio turnover rate...........................        14%         29%         20%        19%        21%
Average commission rate paid***...................  $  .0295    $     --    $     --    $    --    $    --
-------------------------------------------------------------------------------------------------------------

  *For the period May 1, 1992 (commencement of operations) to December 31, 1992.
   The Series' inception was April 13, 1992, when it was initially capitalized. However, the Series' shares did effectively registered under the Securities Act of 1933 until May 1, 1992. Supplementary information is not presented for the period from April 13, 1992, through May 1, 1992, as the Series' shares were not registered during that period.
------------------------------
 **Annualized.
***In accordance with rules adopted  by the Securities and Exchange  Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold. For Global Growth the comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
 @These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                      YEAR ENDED
                                                     DECEMBER 31,
INTERNATIONAL STOCK SERIES                          1996      1995*
---------------------------------------------------------------------
Net asset value, beginning of period............   $11.27     $10.00
---------------------------------------------------------------------
Operations:
  Investment income -- net......................      .20        .14
  Net realized and unrealized gains (losses) on
   investments..................................     1.48       1.38
---------------------------------------------------------------------
Total from operations...........................     1.68       1.52
---------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net.................     (.21)      (.09)
  From net realized gains.......................     (.30)      (.16)
---------------------------------------------------------------------
Total distributions to shareholders.............     (.51)      (.25)
---------------------------------------------------------------------
Net asset value, end of period..................   $12.44     $11.27
---------------------------------------------------------------------
Total Return(@).................................    14.02%     14.35%
Net assets end of period (000s omitted).........  $52,331    $21,327
Ratio of expenses to average daily net assets...     1.15%      1.14%**
Ratio of net investment income to average daily
 net assets.....................................     1.71%      1.41%**
Portfolio turnover rate.........................       27%        39%
Average commission rate paid***.................  $ .0363    $    --
---------------------------------------------------------------------

 *The Series commenced operations on January 3, 1995. The Series' inception  was
  December 14, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Supplementary information is not presented for the period from December 14, 1994, through January 3, 1995, as the Series' shares were not registered during that period.

                                                         YEAR ENDED DECEMBER 31,
AGGRESSIVE GROWTH SERIES                          1996         1995            1994*
-------------------------------------------------------------------------------------------
Net asset value, beginning of period.........    $12.68        $9.80         $10.03
-------------------------------------------------------------------------------------------
Operations:
  Investment income -- net...................       .03          .07            .08
  Net realized and unrealized gains (losses)
   on investments............................       .94         2.88           (.23)
-------------------------------------------------------------------------------------------
Total from operations........................       .97         2.95           (.15)
-------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net..............      (.03)        (.07)          (.08)
-------------------------------------------------------------------------------------------
Net asset value, end of period...............    $13.62       $12.68          $9.80
-------------------------------------------------------------------------------------------
Total Return(@)..............................      7.64%       29.89%         (1.89)%
Net assets end of period (000s omitted)......  $ 96,931     $ 46,943     $   13,526
Ratio of expenses to average daily net
 assets......................................       .78%         .81%           .88%**
Ratio of net investment income to average
 daily net assets............................       .22%         .58%          1.24%**
Portfolio turnover rate......................        22%          21%             5%
Average commission rate paid***..............  $  .0692     $     --     $       --
-------------------------------------------------------------------------------------------

  *For the period May 2, 1994 (commencement of operations) to December 31, 1994.
   The Series' inception was April 26, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Supplementary information is not presented for the period from April 26, 1994, through May 2, 1994, as the Series' shares were not registered during that period.
------------------------------
 **Annualized.
***In  accordance with rules adopted by  the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold. For International Stock Series, the comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
 @These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

The Series may advertise their "cumulative total return" and "average annual total return" and may compare such figures to recognized indices. U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, and Global Asset Allocation Series may advertise their "yield." When they advertise yield, they will also advertise "average annual total return" for the most recent one, five, and ten year periods. Money Market Series may advertise its "yield" and "effective yield." Any advertisement of Series' performance will be accompanied by performance of the Separate Account being advertised. (See "The Separate Accounts and the Contracts.") Fortis Series may advertise its relative performance as compiled by outside organizations such as Lipper Analytical or Wiesenberger, or refer to publications which have mentioned Fortis Series, Fortis Advisers, Inc. ("Advisers"), or their personnel, and also may advertise other performance items as set forth in the Statement of Additional Information. The performance discussion required by the Securities and Exchange Commission is found in Fortis Series' Annual Report to Shareholders and will be made available without charge upon request.

ORGANIZATION AND CLASSIFICATION

Fortis Series was incorporated under Minnesota law in 1986, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an "open-end management investment company." Fortis Series is currently made up of fifteen separate Series as set forth on the cover page of this Prospectus. While each Series except the Global Bond Series is classified as a diversified investment company under the 1940 Act, the Global Bond Series is classified as a non-diversified investment company. Each Series is, for investment purposes, in effect a separate investment fund. A separate series of capital stock is issued for each Series. Each share of capital stock issued with respect to a Series has a pro-rata interest in the assets of that Series and has no interest in the assets of any other Series. Each Series bears its own liabilities and also its proportionate share of the general liabilities of Fortis Series. In other respects, Fortis Series is treated as one entity.

THE SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in Fortis Series are currently sold to separate accounts of Fortis Benefits and First Fortis which fund benefits under variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis. Each Contract owner allocates Contract value among the subaccounts of the Separate Accounts, which in turn invest in the corresponding Series of Fortis Series. The rights of the Separate Accounts as shareholders should be distinguished from the rights of a Contract owner, which are described in the Contract. The term "shareholder" or "shareholders" in this Prospectus refers to Fortis Benefits, First Fortis, any of their affiliates, or any other insurance company that owns Fortis Series shares. "Contract owner" means the owner, annuitant, or beneficiary that is entitled to exercise the rights and privileges under a Contract.

INVESTMENT OBJECTIVES AND POLICIES; RISK CONSIDERATIONS

Each Series has different investment objectives which it pursues through different investment policies as described below. The investment objectives of the Series and, except as otherwise noted, the policies by which the Series seek to achieve their investment objectives, may be changed without the approval of shareholders. While no such change is contemplated, such a change could result in a Series' objectives differing from those deemed appropriate by an investor at the time of investment.

Through careful selection, broad diversification and constant supervision, Fortis Series' management aims to limit and counteract various types of risk that are inherent in all securities, and advance the value of the Series' assets. There is risk in all investments, and fulfillment of the Series' objectives cannot be assured. These risks are discussed below under sections describing each Series, as well as under the section "General Risks to Consider."

Fortis Advisers, Inc. is the investment adviser for all of the Series. As noted below, for five of the Series Advisers has retained a sub-adviser. In selecting equity securities for the domestic equity Series for which Advisers does not use a sub-adviser, Advisers uses two distinct equity investment philosophies. Specifically, Asset Allocation, Growth Stock and Aggressive Growth Series use a "growth" philosophy and Value Series uses a "value" philosophy. Growth & Income Series may at times use either or both philosophies. Under both philosophies, Advisers uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.

In managing "growth" portfolios, Advisers invests based on a concept of growth potential, seeking to identify companies whose earnings and revenue growth potential exceed industry averages. In addition to superior earnings growth potential, Advisers seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios.

In managing "value" portfolios, Advisers invests based on a concept of fundamental value, seeking to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. The primary emphasis is placed on companies expected to experience a significant acceleration in earnings over the next three to five years. The prices of these stocks typically do not reflect such improvement. Often a stock is "out of favor" and priced low relative to the company's earnings, cash flow and book value. A second source of "value" stocks are companies expected to sustain their historic rate of growth but which are selling at a low price to earnings ratio in relation to this anticipated growth.

MONEY MARKET SERIES

The objectives of Money Market Series are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Money Market Series intends to achieve these objectives through investment in a diversified portfolio of commercial paper and other debt securities.

Money Market Series is somewhat different from a "traditional" money market mutual fund in that it does not attempt to maintain its net asset value at any set price. It has a nonfundamental investment policy requiring that all of its assets be invested in debt securities maturing in 13 months or less, except United States "Government Securities" as defined in the 1940 Act, whose portfolio maturities cannot be more than 25 months from the date of acquisition. Money Market Series will maintain a dollar weighted average portfolio maturity of 90 days or less.

Pursuant to Rule 2a-7 under the 1940 Act, Money Market Series will not invest more than 5% of its total assets in: (1) securities of any one issuer (other than cash or United States "Government Securities" as defined in the 1940 Act), except that the Series may at any one time make a single investment of more than 5% of its assets in securities of an issuer in the highest rating category for up to three business days (subject to the diversification requirements of the 1940 Act, as set forth under "Investment Policies, Restrictions, and Risks Applicable to More Than One Series"); or (2) securities rated in the second highest rating category--with investments in the second highest category further limited with respect to any particular issuer to the greater of 1% of total assets or $1,000,000. Certain of the provisions of Rule 2a-7 are more restrictive than Money Market Series' investment policies and restrictions described below; Money Market Series' investments will be limited to the more restrictive provisions of Rule 2a-7.

Money Market Series pursues its objectives by investing exclusively in the following:

    1. Obligations of domestic issuers (which include, for example, commercial paper and other debt obligations) which meet the quality and other standards of Rule 2a-7 (or successors thereto) under the 1940 Act.

    2. Securities of, or guaranteed by, the United States Government, its agencies or instrumentalities. For a discussion of this type of security and the federal income tax diversification requirements applicable to investments in this type of security, see "U.S. Government Securities Series," below.

    3. Securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, such securities not to exceed 25% of Money Market Series' total assets, and securities of foreign companies (which do not include domestic branches of foreign banks and foreign branches of domestic banks), such securities not to exceed 15% of Money Market Series' total assets. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities" for a discussion of certain risks connected with investing in foreign securities.

    4. Obligations of: (a) domestic or foreign banks having total assets in excess of one billion dollars or of any branches of such banks, whether domestic or foreign; or (b) in other foreign issuers; provided, that no more than 49% of Money Market Series' total assets may be so invested in all such securities. Such obligations of domestic and foreign banks may include, but are not limited to, certificates of deposit, letters of credit, and bankers' acceptances. For this purpose, "bank" includes commercial banks, savings banks and savings and loan associations.

Overall, with respect to investments set forth in this paragraph and in paragraph 3, above, Money Market Series may not invest more than 49% of the value of its total assets collectively in: (i) securities of, or guaranteed by, the government of Canada, a province of Canada, or any instrumentality or political subdivision thereof; (ii) securities of foreign companies; and (iii) securities of domestic branches of foreign banks and foreign branches of domestic banks.

There are risks associated with investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks that do not accompany investments in obligations of domestic banks generally. Domestic banks are required to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Not all of such laws and regulations apply to foreign branches of domestic banks. Money Market Series may also be subject to additional investment risks from investing in the obligations of foreign branches of domestic banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The obligations of domestic branches of foreign banks may also be subject to other risks, including political and economic developments in the country in which the foreign bank has its main office. There may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. In addition, obligations of foreign branches of domestic banks and domestic branches of foreign banks are not insured by the Federal Deposit Insurance Corporation.

    5. Extendible notes that provide for an optional maturity date, at Money Market Series' option, of 13 months or less from the date of acquisition. Extendible notes issued with maturity dates in excess of 13 months from the date of issuance that provide for optional maturity dates, at the holder's option, of 13 months or less shall be deemed by Money Market Series to have been issued with the shorter optional maturity dates. Such extendible notes must meet the quality and other standards of Rule 2a-7 (or successors thereto) and may not account for greater than 25% of the total assets of Money Market Series.

    6. Repurchase agreements in connection with obligations which are suitable for investment under the categories set forth above.

    7. Obligations other than those listed above if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Market Series.

U.S. GOVERNMENT SECURITIES SERIES

The investment objective of U.S. Government Securities Series is to maximize total return (from income and market value change), while providing shareholders with a high level of current income consistent with prudent investment risk.

In pursuing its objective, U.S. Government Securities Series' assets will be invested in the following manner:

    A. At least 65% of the Series' assets will be invested in securities issued, guaranteed, insured, or collateralized by the United States government, its agencies, or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States government), and in repurchase agreements pertaining to such securities. Securities issued or guaranteed as to principal and interest by the United States government include a variety of securities, which differ in their interest rates, maturities, and dates of issuance.

In addition to Treasury obligations, U.S. Government Securities Series may invest in the following: (1) obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and (3) obligations which are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Bank or the Federal National
Mortgage  Association.  U.S.  Government   Securities  Series  will  invest   in
securities which are not backed by the full faith and credit of the United States Treasury only when the credit risk with respect to the instrumentality or agency issuing such securities does not make the securities, in the judgment of Advisers, unsuitable investments for the Series.

Types of mortgage-backed securities include "pass-through" securities, modified pass-through securities, participation certificates, and collateralized mortgage obligations.

There is no percentage limitation on U.S. Government Securities Series' purchase of mortgage-backed securities issued, guaranteed, insured, or collateralized by the United States government, its agencies, or instrumentalities, except for limitations that may be imposed from time to time by the Internal Revenue Code. U.S. Government Securities Series may also invest in mortgage-backed securities issued and insured by private organizations if such securities fall within the investment restrictions for marketable straight debt securities set forth below.

    B. Up to 35% of U.S. Government Securities Series' total assets may consist of:

   (1) Marketable non-convertible debt securities which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service ("Moody's") (Aaa, Aa or A) or Standard & Poor's Ratings Services ("S&P") (AAA, AA or A), or comparably rated by another nationally recognized rating agency; see the Appendix to this Prospectus for a discussion of S&P and Moody's ratings;

   (2) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof (such securities not to exceed 25% of the U.S. Government Securities Series' total assets);

   (3) Obligations of, or guaranteed by, U.S. banks, which obligations, although not rated as a matter of policy by either Moody's or S&P, are considered by Advisers to have investment quality comparable to securities which may be purchased under item (1) above (such securities not to exceed 25% of the U.S. Government Securities Series' total assets);

   (4) Commercial paper obligations rated Prime-1 by Moody's or A-1 by S&P, or comparably rated by another nationally recognized rating agency. See the Appendix to this Prospectus for a discussion of S&P and Moody's ratings; and

   (5) Cash, other non-securities assets such as accrued interest, receivables from investment securities sold, prepaid expenses, as well as other high quality short term interest bearing debt securities not discussed above.

The foregoing percentage limitations will apply at the time of the purchase of the securities.

U.S. Government Securities Series may invest in repurchase agreements.

Market prices of the securities in which U.S. Government Securities Series invests will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost.

DIVERSIFIED INCOME SERIES

The objective of the Diversified Income Series is to maximize total return (from income and market value change) by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds. The Diversified Income Series will pursue its objective by investing, under normal circumstances, at least 70% of its total assets in (a) investment grade corporate fixed income securities, which are generally considered to be those fixed income securities rated within one of the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or by S&P (AAA,

AA, A and BBB), or comparably rated by another nationally recognized rating agency; (b) securities issued, guaranteed or insured by the United States Government or its agencies or instrumentalities; (c) mortgage related securities in which the U.S. Government Securities Series may invest; (d) repurchase agreements pertaining to such securities; (e) commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated Baa or above by Moody's or BBB or above by S&P, or comparably rated by another nationally recognized rating agency, or commercial paper rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P, or comparably rated by another nationally recognized rating agency; and (f) cash and income producing cash equivalents.

Additionally, under normal circumstances, up to 30% of the Diversified Income Series' total assets may be invested in any combination of (a) common and preferred stocks and convertible securities; (b) dollar denominated foreign securities (provided that such investments in foreign securities will be limited to 10% of the total assets of the Diversified Income Series); and (c) non-investment grade bonds (sometimes referred to as "junk bonds") and non-rated corporate bonds. The lowest eligible rating category in which the Diversified Income Series will invest are Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency, except that up to 10% of the assets of the Diversified Income Series may be invested in nonperforming securities rated lower than these categories or which are unrated. See "High Yield Series--Risks of Transactions in High-Yielding Securities." The Diversified Income Series may retain a portfolio security whose rating has changed if the security otherwise meets the Diversified Income Series' investment objectives and investment criteria.

The table below shows the weighted average percentages of the Diversified Income Series' long-term bond investments during the fiscal year ended December 31, 1996, represented by (1) bonds rated by a nationally recognized statistical rating organization, separated into each rating category, and (2) all unrated bonds as a group.

STANDARD & POOR'S RATING                             PERCENT OF TOTAL
(OR EQUIVALENT)                                        INVESTMENTS
--------------------------------------------------  ------------------
AAA...............................................       52.8%
AA................................................        4.9%
A.................................................       12.3%
BBB...............................................       15.4%
BB................................................        4.4%
B.................................................        8.1%
CCC...............................................         .5%
CC................................................          0%
C.................................................          0%
D.................................................          0%
All unrated bonds as a group......................        1.6%
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

For an explanation of investment quality ratings assigned by Moody's and S&P, see the Appendix.

GLOBAL BOND SERIES

The investment objective of the Global Bond Series is total return from current income and capital appreciation. The Global Bond Series invests its assets in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations, which securities have varying maturities and are denominated in various currencies, including the U.S. dollar. The Series may invest in any region of the world, including the United States. As discussed below under "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Foreign Currency Forward Exchange Contracts," the Global Bond Series may engage in hedging/cross-hedging transactions; typically however the Global Bond Series will be invested in the same number of currencies as countries in which it is invested.

It is the present intention of the Series' sub-adviser, Mercury Asset Management International Ltd. ("Mercury International") (formerly known as "Warburg Investment Management International Ltd."), to invest the Global Bond Series' assets principally in fixed-income securities of companies within, or governments of, the United States, Continental Europe, the United Kingdom, Canada, the Pacific Basin and in such other areas and countries as Mercury International may determine from time to time, including countries that are considered emerging market countries at the time of investment. At all times at least 80% of the Series' assets will be invested in developed countries. Developed countries include Canada, the United Kingdom, France, Germany, Australia, New Zealand, Austria, Belgium, Denmark, Finland, Ireland, Italy, Japan, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United States. For a description of the risks associated with investing in foreign securities, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

In pursuing its investment objective, the Global Bond Series invests in a broad range of fixed-income securities. Under normal market conditions, Mercury International anticipates that the Series will be invested primarily in fixed-income securities issued or guaranteed by (a) governments and their agencies and instrumentalities, (b) government-related issuers, and (c)
supranational organizations (such as the World Bank, The European Economic Community, The Asian Development Bank and The European Coal and Steel Community). The Series also invests in corporate fixed-income securities issued by foreign or U.S. companies; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks); and commercial paper issued by foreign or U.S. companies. Under normal conditions, at least 90% of the Global Bond Series' assets will be invested in high quality securities, I.E., securities that are rated AA or better by S&P or Aa or better by Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, are determined by Mercury International to be of comparable quality. At no time will the Series invest in securities that are rated below "A" or, if unrated, are determined by Mercury International to be of comparable quality. See the Appendix attached hereto for a description of the ratings of fixed-income securities and commercial paper.

When, in Mercury International's judgment, business or financial conditions warrant, the Global Bond Series may assume a temporary defensive position and invest without limit in high quality short-term debt securities or hold its assets in cash. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Short-Term Money Market Instruments." During those intervals when the Series has assumed a temporary defensive position, the Series will not be pursuing its investment objective.

The maturities of investments held by the Global Bond Series are not subject to any prescribed limits. A longer average maturity is generally associated with a higher level of volatility in the market value of a fixed-income security. The maturity of a security measures only the time until final payment is due; it takes no account of the pattern of the security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. The average "duration" of the Global Bond Series will vary depending on anticipated market conditions. The Series' average "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions. In computing the duration of the Series' investment portfolio, Mercury International will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates. The Series' average duration generally will be shorter than the Series' average maturity. Under normal market conditions, Mercury International anticipates that the average weighted duration of the Series will be in the range of two to eight years.

HIGH YIELD SERIES
The investment objective of High Yield Series is to maximize total return (from income and market value change) by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities (sometimes referred to as "junk bonds"). Under normal economic circumstances, High Yield Series will invest at least 65% of its total assets in lower grade (as defined below) debt securities, convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, and other equity securities when these types of instruments are consistent with High Yield Series' investment objective. High Yield Series' remaining assets may be held in cash or cash equivalents or invested in investment grade debt instruments.
The higher yields that High Yield Series seeks are usually available from lower-grade securities--those rated lower than Baa by Moody's or lower than BBB by S&P, or comparably rated by another nationally recognized rating agency, and unrated securities of similar quality. This is an aggressive approach to income investing and is subject to greater risk than investing in higher quality securities. The High Yield Series may invest without limitation in any "eligible" rating category. The lowest eligible rating categories in which High Yield Series will invest are Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency, except that up to 10% of the Series' total assets (at the time of investment) may be invested in "non-performing" securities rated lower than these categories. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. "Non-performing" securities are highly speculative. For a discussion of Moody's and S&P ratings, see the Appendix.

The prices and yields of lower rated securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates. Advisers reserves the right to adopt a defensive approach by temporarily investing up to 100% of High Yield Series' assets in investment grade debt securities and commercial paper, and/or in obligations of banks or the United States government.

In considering investments for High Yield Series, Advisers will attempt to identify high-yielding securities of issuer companies whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Advisers' analysis focuses on relative values, based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies.

Because High Yield Series invests primarily in securities in the lower rating categories, investors should carefully consider their ability to assume the risks involved before making an investment in the High Yield Series.

For a discussion of payment-in-kind debentures ("PIKs"), in which High Yield Series may invest, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series."

The table below shows the weighted average percentages of the High Yield Series' long-term bond investments during the fiscal year ended December 31, 1996, represented by (1) bonds rated by a nationally recognized statistical rating organization, separated into each rating category, and (2) all unrated bonds as a group.

STANDARD & POOR'S RATING                             PERCENT OF TOTAL
(OR EQUIVALENT)                                        INVESTMENTS
--------------------------------------------------  ------------------
AAA...............................................         .9%
AA................................................          0%
A.................................................          0%
BBB...............................................        1.2%
BB................................................       18.8%
B.................................................       59.8%
CCC...............................................        6.9%
CC................................................         .5%
C.................................................         .2%
D.................................................        1.9%
All unrated bonds as a group......................        9.8%
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

For an explaination of investment quality ratings assigned by Moody's and S&P, see the Appendix.

RISKS OF TRANSACTIONS IN HIGH-YIELDING SECURITIES. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

The high yielding securities market is still relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition, and leveraged buyout activity. High yielding securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of high yielding securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by High Yield Series defaulted, High Yield Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the High Yield Series' net asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or PIKs, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the High Yield Series would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Series' assets. If High Yield Series experiences unexpected net redemptions, this may force it to sell its high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which such Series' expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of Fortis Series' Board of Directors to accurately value high-yielding securities and the High Yield Series' assets and the Series' ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by High Yield Series may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by High Yield Series to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so High Yield Series can meet redemption requests. The achievement of the investment objective of High Yield Series may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, High Yield Series may retain a portfolio security whose rating has been changed if the security otherwise meets the Series' investment objectives and investment criteria.

ASSET ALLOCATION SERIES

The objective of the Asset Allocation Series is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest, by following a flexible asset allocation strategy that contemplates increased ownership of equity securities during periods when stock market conditions appear favorable, and increased ownership of short and long-term debt instruments during periods when stock market conditions are less favorable. To achieve this goal, the composition of the Asset Allocation Series will vary with prevailing economic conditions and may consist of any of the types of investments in which the Money Market Series, U.S. Government Securities Series, Diversified Income Series, and Growth Stock Series are permitted to invest.

Depending upon prevailing economic and market conditions, the Asset Allocation Series may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities), short-term money market securities, investment grade bonds and other debt securities, or of any combination thereof.

As noted above, the Asset Allocation Series may invest in investment grade bonds or other debt securities. Debt securities in which the Asset Allocation Series may invest include the investment grade and lower-rated bonds (sometimes referred to as "junk bonds") in which the Diversified Income Series and High Yield Series may invest. For risks connected with such investments, see "High Yield Series--Risks of Transactions in High-Yielding Securities."

Asset Allocation Series may invest up to 20% of its total assets (at the time of investment) in foreign securities (provided that no more than 15% of its total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States). Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities. For a discussion of certain considerations of investing in foreign securities, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

Unlike shareholders of the other Series, a shareholder of the Asset Allocation Series confers substantially more investment discretion on Advisers, enabling Advisers to invest in a wider variety of investment securities.

The table below shows the weighted average percentages of the Asset Allocation Series' long-term bond investments during the fiscal year ended December 31, 1996, represented by (1) bonds rated by a nationally recognized statistical rating organization, separated into each rating category, and (2) all unrated bonds as a group.

STANDARD & POOR'S RATING                             PERCENT OF TOTAL
(OR EQUIVALENT)                                        INVESTMENTS
--------------------------------------------------  ------------------
AAA...............................................       57.2%
AA................................................        5.5%
A.................................................       10.7%
BBB...............................................       14.6%
BB................................................        3.5%
B.................................................        7.0%
CCC...............................................         .3%
CC................................................          0%
C.................................................          0%
D.................................................          0%
All unrated bonds as a group......................        1.2%
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

For an explanation of investment quality ratings assigned by Moody's and S&P, see the Appendix.

GLOBAL ASSET ALLOCATION SERIES

The objective of the Global Asset Allocation Series is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy that contemplates increased ownership of equity securities during periods when stock market conditions appear favorable, and increased ownership of short and long-term fixed-income securities during periods when stock market conditions are less favorable. To achieve this goal, the composition of the Global Asset Allocation Series will vary with prevailing economic conditions. The Series' neutral allocation is approximately 60% in equity securities (including debt securities convertible into equity securities) and approximately 40% in fixed-income securities (including money market securities). Under normal conditions, either allocation may increase to 75% or decrease to 25%, although the Series is permitted to be invested 100% in either equity or fixed-income securities.

EQUITY INVESTMENTS. The Series' sub-adviser, Morgan Stanley Asset Management Limited ("Morgan Stanley")'s approach in selecting investments for the Global Asset Allocation Series is oriented to individual stock selection, and is value driven. In selecting stocks for the Series, Morgan Stanley initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by applying a dividend discount model to the information obtained from its in-depth study of the issuer. Morgan Stanley utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International, and applies a number of proprietary screening criteria to identify those securities that it believes to be undervalued. The holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to Morgan Stanley's value criteria. Securities that no longer conform to such value criteria are sold.

Morgan Stanley intends to invest in the common stocks of issuers located throughout the world, including issuers based in the United States as well as emerging markets. Common stocks for this purpose include securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Series may also invest in American Depositary Receipts, European Depositary Receipts or other types of depositary receipts. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series-- Depositary Receipts." Securities in emerging markets may not be as liquid as those in developed markets and may pose greater risks. For a description of the risks associated with investing in foreign securities see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series-- Investment in Foreign Securities." Although Morgan Stanley intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets.

FIXED-INCOME INVESTMENTS. Fixed-income investments include United States government securities, foreign government securities, securities of supranational entities, Eurobonds and corporate bonds with varying maturities denominated in various currencies and money market instruments. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Short Term Money Market Instruments." In evaluating fixed-income securities, Morgan Stanley evaluates the currency, market and individual features of the securities being considered for investment. The Series seeks to minimize investment risk by investing in fixed-income securities rated A or better by S&P or Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, are determined to be of comparable quality by Morgan Stanley.

Investment in foreign government securities will be limited to those of developed nations that Morgan Stanley believes pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom.

VALUE SERIES

The Value Series' primary investment objective is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the "value" philosophy.

In seeking to attain its investment objective, Value Series will invest primarily in common stocks or securities convertible into common stocks.
Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, Value Series may invest in high grade preferred stocks, bonds and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. Value Series may invest in repurchase agreements and in both listed and unlisted securities.

Value Series may also invest up to 10% of its total assets (at the time of investment) in foreign securities. Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities. For a discussion of certain other investment practices and techniques of the Series, see "Investment Policies, Restrictions and Risks Applicable to More Than One Series."

GROWTH & INCOME SERIES

The investment objectives of Growth & Income Series are capital appreciation and current income. It seeks to achieve this objective by investing primarily in equity securities that provide an income component and the potential for growth. Growth & Income Series will pursue its investment objectives by investing in a broadly diversified portfolio of securities, with an emphasis on securities of companies that have a history of dividend payments. Companies will be selected on the basis of their prospects for long-term growth and continued dividend payments.

In seeking to attain its investment objective, Growth & Income Series will invest primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, Growth & Income Series may invest in high grade preferred stocks, bonds, and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. Growth & Income Series may invest in repurchase agreements and in both listed and unlisted securities.

Growth & Income Series may also invest up to 10% of its total assets (at the time of investment) in foreign securities. Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities. For a discussion of certain considerations of investing in foreign securities see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

S&P 500 INDEX SERIES

The Series' investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index") primarily through investments in equity securities.

The Series is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Series utilizes a "passive" investment approach, attempting to duplicate the investment performance of the S&P 500 Index through statistical procedures.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's Corporation ("Standard & Poor's") to capture the best price performance of a large cross-section of the U. S. publicly traded stock market. The 500 securities, most of which trade on the New York Stock Exchange ("NYSE"), represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market value of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U. S. economy and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.

The Index Series expects to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. To the extent that the size of the Index Series does not permit it to invest in all 500 stocks in the Index, the Index Series will purchase a representative sample of stocks from each industry sector included in the Index in proportion to that industry's weighting in the Index.

To the extent that the Series seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Series' performance and the performance of the Index is anticipated in both rising and falling markets. The Series attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Series and Index performance. It is anticipated that the correlation of the Series' performance to that of the Index will increase as the size of the Series increases. The Series' ability to achieve significant correlation between Series and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Series shares. The Series' investment adviser (Fortis Advisers, Inc.) and sub-adviser (The Dreyfus Corporation) monitor this correlation and report periodically to the Board of Directors of Fortis Series. Should the Series fail to achieve an appropriate level of correlation, the Board will consider alternative arrangements.

Under normal circumstances, the Series invests at least 95% of its total assets in the common stocks included in the S&P 500 Index. To maintain liquidity, the Series may invest up to 5% of its assets in the following instruments: U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, reverse repurchase agreements, when-issued transactions and variable amount master demand notes. The Series may enter into futures contracts and options to a limited extent. For further information on these instruments and investment techniques, see "Investment Policies, Restrictions and Risks Applicable to More Than One Series," below and the Statement of Additional Information.

Standard & Poor's-Registered Trademark-, "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fortis Series. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the Series or any member of the public regarding the advisability of investing in securities generally or in the Series particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to Fortis Series is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to Fortis Series or the Series. Standard & Poor's has no obligation to take the needs of Fortis Series or the owners of the Series into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Series or the timing of the issuance or sale of the Series or in the determination or calculation of the equation by which the Series is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Series.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES, OWNERS OF THE SERIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BLUE CHIP STOCK SERIES

The Series' primary investment objective is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

The Series will invest at least 65% of total assets in the common stocks of large and medium-sized blue chip companies, as defined by T. Rowe Price, the sub-adviser to the Series. These companies will be well established in their industries and have the potential for above-average growth in earnings.

Most of the assets will be invested in U.S. common stocks. However, the Series may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the Series' investment objectives and program. The Series may also engage in a variety of investment management practices, such as buying and selling futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

STOCK SELECTION. In applying a "blue chip" investment approach, T. Rowe Price analysts evaluate the growth prospects of companies and the industries in which they operate. This approach seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. Its investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings) along with a positive outlook for the overall industry will ultimately reward investors with a higher stock price. While primary emphasis is placed on a company's prospects for future growth, the Series will not purchase securities that, in T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the Series looks for stocks attractively priced relative to their anticipated long-term value.

The Series will generally take the following into consideration when selecting stocks:

  - LEADING MARKET POSITIONS. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

  - SEASONED    MANAGEMENT   TEAMS.    Seasoned   management    teams   with   a
    track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price's analysts will evaluate the depth and breadth of a company's management experience.

  - STRONG FINANCIAL FUNDAMENTALS. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

TYPES OF PORTFOLIO SECURITIES. In seeking to meet its investment objective, the Series may invest in any type of security or instrument (including certain potentially high risk derivatives) whose investment characteristics are consistent with the Series' investment program. These and some of the other investment techniques the Series may use are described below.

  - PREFERRED STOCKS. While most preferred stocks pay a dividend, the Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  - FOREIGN SECURITIES. The Series may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include
    nondollar-denominated   securities   traded   outside   of   the   U.S.  and
    dollar-denominated securities traded in the U.S. (such as ADRs). See "Investment Policies, Restrictions and Risks Applicable to More Than One Series--Investment in Foreign Securities." The Series may invest in securities from emerging markets, which have greater risks than foreign securities in general. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Emerging Markets."

  - FIXED-INCOME SECURITIES. The Series may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Series.

    However, the Series will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the Series would have more than 5% of its total assets invested in such securities. For further information on "high yield" (or junk) bonds, including the risks of such investments, see "Investment Objectives and Policies--High Yield Series."

  - HYBRID INSTRUMENTS. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. The Series may invest up to 10% of its total assets in hybrid instruments.

The Series may employ the following types of management practices:

  - CASH POSITION. The Series will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

  - FUTURES   AND   OPTIONS.  The   Series  may   buy   and  sell   futures  and
    options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; to enhance income; and to protect the value of portfolio securities. The Series may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. The Series will not invest more than 10% of its total assets in derivative instruments on securities, call and put options, and futures contracts. See "Futures Contracts and Options on Futures Contracts" and "Options" under the caption "Investment Policies, Restrictions, and Risks Applicable to More Than One Series."

  - OPERATING POLICIES. Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Series' net assets. Options on securities: The total market value of securities against which the Series has written call or put options may not exceed 25% of its total assets. The Series will not commit more than 5% of its total assets to premiums when purchasing call or put options.

  - MANAGING FOREIGN CURRENCY RISK. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the Series' foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the Series' total return could be reduced. See "Foreign Currency Forward Exchange Contracts" and "Options on Foreign Currencies" under the caption "Investment Policies, Restrictions, and Risks Applicable to More Than One Series."

GROWTH STOCK SERIES

The primary investment objective of Growth Stock Series is short and long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the efforts of Growth Stock Series in pursuing its primary objective. Growth Stock Series will generally invest in companies representing a diversified cross section of American industry. This includes both large and small companies and both new and established companies.

The Growth Stock Series will invest primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, Growth Stock Series may invest in high grade preferred stocks, bonds and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. Growth Stock
Series may also invest in: repurchase agreements, both listed and unlisted securities, and up to 10% of its total assets (at the time of investment) in foreign securities.

Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities. For a discussion of certain considerations of investing in foreign securities see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

GLOBAL GROWTH SERIES

The primary investment objective of the Global Growth Series is long-term capital appreciation. Current income through the receipt of income such as interest or dividends from investments is a secondary objective. The Global Growth Series seeks its objectives primarily by investing in a global portfolio of equity securities, allocated among diverse international markets. This Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of U.S. securities. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

The Global Growth Series is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds, or other securities in its portfolio. However, in view of its investment objectives, the Series currently expects to invest its assets primarily in common stocks of U.S. and non-U.S. issuers. Under normal market conditions the Global Growth Series invests approximately 55% to 65% (exclusive of collateral in connection with securities lending) of its total assets in equity securities in established growth companies which have achieved a record of operating earnings over the past five-year period. Such companies would usually be located in the United States, Canada, the United Kingdom, Japan, Australia, and other Western European nations. These companies will also have paid or have the ability to pay a dividend. Established growth companies typically have less sensitivity to general economic trends, tend to generate above average returns on invested capital, and have leadership positions in their respective industries. When selecting securities of non-U.S. issuers, Advisers considers additional factors related to the country of the non-U.S. issuer, including foreign currency exchange, the political stability of the country of such non-U.S. issuer, foreign regulations, and settlement practices. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

The Global Growth Series may invest up to 45% of its equity securities in U.S. and non-U.S. emerging growth companies and in global emerging markets. For a discussion of emerging growth companies and global emerging markets, see "Aggressive Growth Series" and "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Emerging Markets," respectively. The Global Growth Series has no minimum size requirements for the emerging growth companies in which it will invest. Advisers believes that investments in equity securities in emerging growth companies and in global emerging markets offer the opportunity for significant long-term investment returns. The Global Growth Series may invest in any kind of equity security including common stocks, preferred stocks, and warrants. The above investments involve certain risks. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series-- Investment in Foreign Securities."

For investment purposes, an issuer is typically considered as domiciled in a particular country if it is incorporated under the laws of that country, at least 50% of the value of its assets are located in that country, and it derives at least 50% of its income from operations or sales in that country. For issuers which do not meet this criteria, Advisers will consider where an issuer has its principal activities and interests, taking into account such factors as the location of the issuer's assets, personnel, sales, and earnings in determining the country of an issuer.

The Global Growth Series may, however, invest substantially or primarily in investment grade debt securities of U.S. and non-U.S. issuers when the total return available from investments in such securities may equal or exceed the total return available from investments in equity securities. The Global Growth Series may invest up to substantially all of its assets in high

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quality debt  securities  of  U.S.  and non-U.S.  issuers  when  the  Series  is temporarily in a defensive position. "High quality" debt securities are securities rated within one of the two highest ratings categories of Moody's (Aaa and Aa) or of S&P (AAA and AA), or comparably rated by another nationally recognized rating agency, or, if unrated, determined to be of comparable quality by Advisers. To enable the Global Growth Series to respond to general economic changes and market conditions around the world, the Global Growth Series is authorized to invest up to 100% of its assets in either equity securities or in debt securities.

The debt obligations in which the Global Growth Series may invest include a variety of government bonds and corporate debt obligations. Government bonds the Series may purchase include debt obligations issued or guaranteed by the United States or foreign governments (including foreign states, provinces, or municipalities) or their agencies, authorities, or instrumentalities and also may include debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations held by the Series may include corporate bonds of U.S. and non-U.S. issuers and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. The Series may also purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit).

The Global Growth Series expects that a large portion of its debt investments will be "high quality" (as defined above) government or corporate bonds. The Global Growth Series may retain a portfolio security whose rating has changed if the security otherwise meets the Series' investment objectives and investment criteria, provided that no more than 5% of the Global Growth Series' net assets may be invested in a debt security rated lower than Baa or BBB. A description of the Moody's and S&P ratings is included in the Appendix.

The Global Growth Series may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments as temporary defensive strategies, pending investment of proceeds from new sales of Global Growth Series shares or to meet ordinary daily cash needs.

For temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of the Global Growth Series' investments may be made in the United States and denominated in U.S. dollars.

This Series may also use forward currency contracts and options and futures strategies which involve certain investment risks and transaction costs. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series."

INTERNATIONAL STOCK SERIES

The investment objective of the International Stock Series is to seek capital appreciation by investing primarily in the equity securities of non-United States companies (I.E., incorporated or organized outside the United States). The International Stock Series expects to invest its assets principally in common stocks of non-United States companies, although it may have substantial investments in American Depositary Receipts (see "Investment Policies,
Restrictions, and Risks Applicable to More Than One Series--Depositary Receipts") and in convertible bonds and other convertible securities. There is no requirement, however, that the International Stock Series invest exclusively in common stocks or other equity securities, and it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series-- Short-Term Money Market Instruments." The International Stock Series' fixed-income investments will be limited to those rated A or better by S&P or Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, determined by the Series' sub-adviser, Lazard Freres Asset Management ("Lazard Freres"), to be of comparable quality. See the Appendix attached hereto for a description of the ratings of fixed-income securities.

It is the present intention of Lazard Freres to invest the International Stock Series' assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as Lazard Freres may determine from time to time. Under normal market conditions, the Series will invest at least 65% of its total assets in equity securities. The percentage of the International Stock Series' assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of Lazard Freres. For a description of the risks associated with investing in foreign securities see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

In selecting investments for the International Stock Series, Lazard Freres attempts to ascertain inexpensive securities world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, Lazard Freres seeks to identify companies that it believes are financially productive and undervalued in those markets. Lazard Freres focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

Lazard Freres recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, Lazard Freres relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, Lazard Freres communicates with Lazard Freres & Cie. in Paris, Lazard Brothers & Co. Ltd. in London and Lazard Japan Asset Management K.K. in Tokyo (independent but affiliated entities) for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates of Lazard Freres will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.

When, in  the  judgment  of  Lazard Freres,  business  or  financial  conditions warrant, the International Stock Series may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series --Short-Term Money Market Instruments." During those intervals when the
International Stock Series has assumed a temporary defensive position, the Series will not be pursuing its investment objective.

AGGRESSIVE GROWTH SERIES

The investment objective of Aggressive Growth Series is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises ("emerging growth companies"), and of more established companies that have the potential for above-average capital growth. Dividend and interest income from securities, if any, is incidental to the Aggressive Growth Series' investment objective.

Aggressive Growth Series' policy is to invest, under normal circumstances, at least 65% of its total assets in: (a) common stocks of emerging growth companies and (b) equity securities of some more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products, changes in consumer demand, basic changes in the economic environment, or rejuvenated management. Emerging growth companies generally have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.

While Aggressive Growth Series will invest primarily in common stocks, it may, to a limited extent, seek appreciation in other types of securities such

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
as convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Aggressive Growth Series may also write covered call and secured put options and purchase call and put options on securities and stock indexes in an effort to increase total return and for hedging purposes, and may purchase and sell stock index futures contracts and options thereon for hedging purposes. (See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Options, Futures, and Currency Strategies.")

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies may have limited product lines, markets, or financial resources, and they may be dependent on a limited management group. The securities of emerging growth companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Shares of Aggressive Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in more established growth stocks.

Aggressive Growth Series may also invest up to 10% of its total assets (at the time of investment) in foreign securities. Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities. For a discussion of certain considerations of investing in foreign securities, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities."

As set forth above, Aggressive Growth Series, under normal economic conditions, will be principally invested in equity securities. However, when Advisers considers a more defensive posture appropriate, the Aggressive Growth Series temporarily can be 100% invested in commercial paper, obligations of banks or the United States Government, and other high quality, short-term debt instruments.

INVESTMENT POLICIES, RESTRICTIONS, AND RISKS APPLICABLE TO MORE THAN ONE SERIES

EMERGING MARKETS. Subject to the restrictions set forth above, each of Global Bond Series, Global Asset Allocation Series and International Stock Series may invest without limitation in emerging market countries. Global Growth Series may invest up to 45% of its equity securities in emerging market countries. High Yield Series may invest up to 10% of its total assets in emerging market countries. Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness.

As used in this Prospectus, emerging markets are countries categorized as emerging markets by the International Financial Corporation, the World Bank's private sector division. Such countries may include but are not limited to Singapore, Indonesia, China, India and certain Latin American countries such as Mexico, Argentina, Chile and Brazil. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, Value Series, Growth & Income Series, and Aggressive Growth Series may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which each Series invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Series may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Series believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Series (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Series' investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, the Series also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Series believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Series are denominated (a "cross-hedge").

Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered restricted or illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, any Series that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, only the Global Bond, Global Asset Allocation and International Stock Series may enter into speculative forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Series will not segregate assets to cover forward contracts entered into for hedging purposes.

Although forward contracts will be used primarily to protect such Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Certain of Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, Value Series, Growth & Income Series, and Aggressive Growth Series may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of U.S. government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). Global Bond Series, Global Asset Allocation Series, Global Growth Series, and International Stock Series may enter into futures contracts for the purchase or sale for future delivery of fixed income securities, and Blue Chip Stock Series, and Global Growth Series may enter into futures contracts for the purchase or sale for future delivery of equity securities. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, and International Stock Series may enter into interest rate futures contracts and Global Bond Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, Value Series, Growth & Income Series, S&P 500 Series, and Aggressive Growth Series may enter into stock index futures contracts. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may enter into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price

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
on a specified date. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment based on a percentage of a contract's face value. The futures contract is valued daily thereafter and the Series may be required to contribute additional cash or securities that reflects any decline in the contract's value. These investment techniques will be used for a variety of purposes, including hedging against anticipated future changes in interest rates that otherwise might either adversely affect the value of the portfolio securities of a Series or adversely affect the prices of securities or foreign currencies that a Series intends to purchase at a later date.

Global Bond Series, Global Asset Allocation Series, and International Stock Series may purchase and write "covered" put and call options to buy or sell futures contracts. High Yield Series, Global Growth Series, and Aggressive Growth Series may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Series is obligated under the option, it owns the underlying security or currency. High Yield Series, Global Growth Series and Aggressive Growth Series each will "cover" options on futures contracts it writes by maintaining in a segregated account either marketable securities which, in Advisers' judgment, correlate to the underlying futures contract or an amount of cash or any security that is not considered restricted or illiquid equal in value to the amount such Series would be required to pay were the option exercised.

Transactions in futures contracts, options on futures contracts, currency contracts and certain options for hedging purposes involve certain risks. See "General Risks to Consider--Options, Futures, and Currency Strategies."

OPTIONS. Options (a type of potentially high risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, Value Series, Growth & Income Series, and Aggressive Growth Series may write call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by such Series or which Advisers (or the sub-adviser, if applicable) intends to include in such Series. Global Bond Series, Global Asset Allocation Series, Blue Chip Stock Series, and International Stock Series may also purchase, write or sell options on securities or financial indices for other than hedging purposes, which involves greater risk.

OPTIONS ON FOREIGN CURRENCIES. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the value of foreign currency denominated portfolio securities and against increases in the cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Series' position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Series are traded on U.S. and foreign exchanges or over-the-counter.

LIMITATIONS ON INVESTMENTS IN DERIVATIVE INSTRUMENTS ON SECURITIES, OPTIONS, AND FUTURES CONTRACTS. Global Bond Series, Global Asset Allocation Series and International Stock Series will not enter into any options, futures, or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by such Series would exceed 5% of the value of the total assets of such Series. This restriction does not apply to securities purchased on a when-issued, delayed delivery or forward commitment basis as described under "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Delayed Delivery Transactions." In addition, Global Bond Series, Global Asset Allocation Series, Blue Chip Stock Series, High Yield Series, Value Series, Growth & Income Series & Aggressive Growth Series & S&P 500 Series and International Stock Series will not invest in the aggregate more than 10% of its total assets in derivative instruments on securities, call and put options, and futures contracts.

The High Yield Series, Value Series, Growth & Income Series, Global Growth Series, and Aggressive Growth Series have adopted two percentage restrictions on the use of options, futures, and forward contracts. The first restriction is that each such Series will not enter into any options, futures, or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Series would exceed 5% of the value of the total assets of the Series. The second restriction is that the aggregate value of the Series' assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Series. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "Delayed Delivery Transactions." However, each such Series intends to limit its investment in futures during the coming year so that the aggregate value of the Series assets subject to futures contracts will not exceed 5% of the value of its net assets. In addition, investments in options are further restricted by a nonfundamental investment restriction that prohibits the Global Growth Series from investing more than an aggregate of 10% of the value of its total assets in: (a) restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable; (b) repurchase agreements with a maturity of more than seven days; and (c) over-the-counter option and futures contracts.

FLOATING AND VARIABLE RATE INSTRUMENTS. Certain of the obligations that the Series may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Series limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers (or the sub-adviser, if applicable) monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Series' right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Series elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Series' custodian, subject to a subcustodian agreement approved by the Series between the bank and the Series' custodian.

The floating and variable rate obligations that the Series may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Series an undivided interest in the underlying obligations in the proportion that such Series' interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities. See "Restricted or Illiquid Securities" below.

LETTERS OF CREDIT. Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of Advisers (or the sub-adviser, if applicable), are of investment quality comparable to other permitted investments of such Series may be used for letter of credit-backed investments.

FOREIGN DIVERSIFICATION. Each of the Global Bond Series, Global Asset Allocation Series, Global Growth Series and International Stock Series invests its net assets in issues of not less than five different countries (four if less than 80% invested in foreign securities; three if less than 60%; two if less than 40%; and one if less than 20%). Issues of any one country other than the United States will represent no more than 20% of net assets, provided that an additional 15% of net assets may be invested in issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

REPURCHASE AGREEMENTS. Each of the Series may invest in repurchase agreements.

RESTRICTED OR ILLIQUID SECURITIES. A policy of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series which may not be changed without the approval of the shareholders, is that each such Series may invest up to 5% of the value of its total assets (at the time of investment) in securities which it might not be free to sell to the public without registration of such securities under the Securities Act of 1933 (excluding Rule 144A securities). However, this policy is further restricted by a policy--which could be changed without shareholder approval--which prohibits more than an aggregate of 10% of each such Series' assets from being invested in: restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable.

Global Growth Series may invest up to 10% of the value of its total assets (at the time of investment) in securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (excluding Rule 144A securities). This policy is restricted by a further policy which could be changed without shareholder approval--that prohibits more than an aggregate of 10% of Global Growth Series' assets from being invested in (a) restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable, (b) repurchase agreements with a maturity of more than seven days, and (c) over-the-counter option and futures contracts.

A policy of each of the Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, and Aggressive Growth Series is that each Series may invest up to 15% of its net assets (at the time of investment) in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and regulations.

REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS. Value Series, Diversified Income Series, Asset Allocation Series and Growth & Income Series may invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. Value Series and Growth & Income Series currently intends to invest the REIT portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

Value Series has also adopted a nonfundamental investment restriction that it may invest up to 10% of its total assets in Real Estate Investment Trusts (REITs) and will invest only in REITs that are publicly distributed.

The Series' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

For further discussion on what real estate related investments may be made by a Series, see the Statement of Additional Information.

BORROWINGS. Each Series may borrow money from banks as a temporary measure to facilitate redemptions.

As a policy which may not be changed without shareholder approval, however, borrowings by Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series may not exceed 10% of the value of the total assets of each such Series.

Borrowings by Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series through banks and "roll" transactions will not exceed 33 1/3% of the total assets of each such Series; however, an investment policy changeable without shareholder approval further restricts borrowings by each such Series (except Global Growth Series) to temporary borrowing of 25% of total assets when necessary to meet redemptions of the Series. As an operating policy, Blue Chip Stock Series may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 25% of such Series' total assets. An investment policy changeable without shareholder approval further restricts Global Growth Series' borrowings to 10% of its total assets. No additional investment securities may be purchased by a Series whose outstanding borrowings, (including "roll" transactions in the case of the Series in this paragraph) exceed 5% of the value of such Series' total assets. If market fluctuations in the value of the portfolio holdings of the Series in this paragraph or other factors cause the ratio of such Series' total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event such Series may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Interest paid on borrowings will not be available for investment.

ZERO COUPON OBLIGATIONS. The U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Global Growth Series, and International Stock Series may invest in zero coupon obligations of the government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. These Series may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in the Series shall apply equally to the Series' investments in zero coupon securities (including, for example, minimum corporate bond ratings).

VARIABLE AMOUNT MASTER DEMAND NOTES. Each Series may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Series at varying market rates of interest pursuant to arrangements between the Series, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Series has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount of the amount then outstanding together with interest to the date of payment.

MUNICIPAL SECURITIES. U.S. Government Securities Series, Diversified Income Series, and Asset Allocation Series each may invest not more than 20% of their total assets in municipal securities during periods when such securities appear to offer more attractive returns than taxable securities.

PAYMENT-IN-KIND DEBENTURES. U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, and International Stock Series may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock, or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by Fortis Series at the time of the investment. The investment restrictions regarding corporate bond quality are applicable to investments in PIKs by such Series as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause such Series to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

MORTGAGE-RELATED SECURITIES. Each Series may invest in mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities which are secured, directly or indirectly, by mortgages on commercial or residential real estate.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Series. The ability of the issuer of mortgage-related securities to reinvest favorably in underlying mortgages may be limited by prevailing economic conditions or by government regulation. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. The U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, and International Stock Series may invest in CMOs. CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

There are many classes of CMOs. There are IOs, which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

As to IOs, POs, inverse floaters, and accrual bonds, not more than 5% of the net assets of each of the U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, and International Stock Series will be invested in any of these items at any one time and no more than 10% of the net assets of the Series will be invested in all such obligations at any one time. Not more than 5% of the Global Growth Series' net assets collectively will be invested in such obligations at any time.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Series to attempt to protect against a reduction in the income earned on the Series investments due to a decline in interest rates. The Series would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payment (including prepayments) on the Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience is slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage Backed Security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual of "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

SHORT-TERM TRADING. Money Market Series, U.S. Government Securities Series, and Asset Allocation Series intend to use short-term trading of their securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Series primarily in two situations:

    (a) MARKET DEVELOPMENTS. A security may be sold to avoid depreciation in what Advisers anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) YIELD DISPARITIES. A security may be sold and another security of comparable quality purchased at approximately the same time, in order to take advantage of what Advisers believes is a temporary disparity in the normal yield relationship between the two securities (a yield disparity).

Short-term trading techniques will be used principally in connection with higher quality, nonconvertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality.

Each of Money Market Series, U.S. Government Securities Series, and Asset Allocation Series will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its investment portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of Advisers to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Series places a premium upon the ability of Advisers to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, less than 30% of each Series' gross income (on an annual basis) can be derived from the sale or other disposition of securities held for less than three months. The Series will not engage in short-term trading if it would result in violation of this provision.

DELAYED DELIVERY TRANSACTIONS. All Series except Money Market Series and Growth Stock Series may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If the Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Series to hedge against anticipated changes in interest rates and prices. The Series may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the above Series may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Series to "roll over" its purchase commitment, the Series may receive a negotiated fee.

The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Series to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Series' net asset value to the extent that the Series purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Series may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. As to each Series, no more than 20% of its net assets may be invested in when-issued, delayed delivery, or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery, or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

SECURITIES LENDING. Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors. The borrower must maintain with such Series' custodian collateral consisting of cash, U.S. government securities, or other liquid, high-grade debt securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. Such Series will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. As a fundamental policy, such Series will limit their loans of portfolio securities to an aggregate of 33 1/3% (except for Global Growth Series, with a 30% limit) of the value of its total assets, measured at the time any such loan is made; however, an investment policy changeable without shareholder approval further restricts lending of its portfolio securities by each such Series except Global Growth Series to 10% of its total assets.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Fortis Advisers, Inc. ("Advisers") (or the sub-adviser, if there is one for the Series) to be of good standing and will not be made unless, in the judgment of Advisers (or the sub-adviser), the consideration to be earned from such loans would justify the risk.

SHORT-TERM MONEY MARKET INSTRUMENTS. Each Series may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which each Series may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers (or the sub-adviser, if applicable) to be of comparable quality and
(iv) repurchase agreements relating to the foregoing.

U.S. GOVERNMENT SECURITIES. Each Series may invest in U.S. government securities, which include: (i) the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities. See "Investment Objectives and Policies" in the Statement of Additional Information for a further description of obligations issued or guaranteed by U.S. government agencies or instrumentalities.

INVESTMENT IN FOREIGN SECURITIES. Investing in securities issued by foreign governments and corporations or entities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in tax laws, governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including seizure, expropriation, confiscatory taxation, risk of war, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

DEPOSITARY RECEIPTS. The Series which may invest in foreign securities may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of eligible European or Far Eastern Issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. For purposes of the Series' investment policies, the Series' investments in ADRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

PORTFOLIO TURNOVER. The portfolio turnover rate for a Series is calculated by dividing the lesser of purchases or sales by such Series of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Series during the same fiscal year. "Investment securities" for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. As set forth in the Financial Highlights section, for the fiscal year ended December 31, 1996, the annual portfolio turnover rate of several of the Series exceeded 100%. This was the result of active portfolio management in recognition of changing economic conditions. While a higher turnover rate may result in the Series incurring higher transaction costs, the Series' managers attempt to have such costs outweighed by the benefits of such transactions, although this cannot be assured.

GENERAL CONSIDERATIONS. Any investment restriction or limitation, fundamental or otherwise, that involves a maximum percentage of securities or assets shall not be considered to be violated (except in the case of the limitation on illiquid investments), unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

After purchase by any Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Series. Neither event will require a sale of such security by a Series. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information. The ratings of S&P and Moody's are more fully described in the Appendix attached hereto.

The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and regulations thereunder may from time to time, impose additional restrictions on the investments of the various Series.

GENERAL RISKS TO CONSIDER

An investment in any of the Series involves certain risks in addition to those noted elsewhere in this Prospectus and the Statement of Additional Information with respect to particular Series. These include the following:

EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Series which may purchase equity securities (such as common and preferred stocks) is subject to the risk of generally adverse equity markets.

COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

SMALLER-CAPITALIZATION COMPANIES. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Series invest in smaller-capitalization companies, they are subject to this risk of greater volatility.

CONVERTIBLE SECURITIES AND WARRANTS. Certain Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Series invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Series bear the risk that increases in market interest rates will cause the value of their Series' portfolio investments to decline.

In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Series which invests in securities with longer weighted average maturities (or longer durations) should be expected to have greater volatility in periods of changing market interest rates than that of a Series which invests in securities with shorter weighted average maturities (or shorter durations). As described below under "General Risks to Consider--Mortgage-Backed Securities," it is more difficult to generalize about the effect of changes in market interest rates on the values of mortgage-backed securities.

Although Advisers (or a sub-adviser) may for certain Series engage in transactions intended to hedge the value of a Series' portfolio against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Series invest in debt securities, they are subject to credit risk.

Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. The ratings and certain other requirements which apply to the Series' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Series. Nevertheless, shareholders in the Series bear the risk that payment defaults could cause the value of their Series' portfolio investments to decline.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

If a bond held by a Series is called during a period of declining interest rates, the Series probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Series' income. To the extent that the Series invest in callable corporate bonds, Series shareholders bear the risk that reductions in income will result from the call of the bonds. Most United States Government securities are not callable before their stated maturity.

OPTIONS, FUTURES, AND CURRENCY STRATEGIES. The use of forward currency contracts and options and futures strategies involve certain investment risks and transaction costs. These risks include: dependence on Advisers' (or applicable sub-advisers') ability to predict movements in the prices of individual securities; fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; unexpected adverse price movements which could render a Series' hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Series invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time requiring a Series to maintain a position until exercise or expiration, which could result in losses; and the possible need to defer closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code. See "Taxation."

MORTGAGE-BACKED SECURITIES. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In addition, it is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, the magnitude of such effects may be greater in some cases, and the return on certain types of mortgage-backed securities, such as interest-only, principal-only and inverse floating rate mortgage-backed securities, is particularly sensitive to changes in interest rates and in the rate at which the mortgage loans underlying the securities are prepaid by borrowers. For these reasons, a Series' investments in mortgage-backed securities may involve greater risks than investments in governmental or corporate bonds. For further information, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Mortgage Related Securities."

ACTIVE MANAGEMENT. All of the Series other than the S&P 500 Index Series (which utilizes a passive investment approach as described under "S&P 500 Index Series") are actively managed by Advisers or, in five Series, by the sub-advisers as well. The performance of these Series therefore will reflect in part the ability of Advisers (or the sub-advisers) to select securities which are suited to achieving the Series' investment objectives. Due to their active management, these Series could underperform other mutual funds with similar investment objectives or the market generally.

MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of Fortis Series (the "Board of Directors") has overall responsibility for managing Fortis Series in good faith, in a manner reasonably believed to be in the best interests of Fortis Series, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated. The Articles of Incorporation of Fortis Series limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT

Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for each Series. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers reviews the investments of the five sub-advised Series and provides executive and other personnel for the management of Fortis Series' business affairs. The Board of Directors of Fortis Series has overall authority over the business affairs of the Fortis Series as conducted by Advisers and the sub-advisers. Advisers' address is P.O. Box 64284, St. Paul, MN 55164.

Money Market Series has been managed by Howard G. Hudson, Robert C. Lindberg, Maroun M. Hayek, and David C. Greenzang since August 1995.

U.S. Government Securities has been managed by Messrs. Hudson and Hayek and Christopher J. Woods since August 1995 and Christopher J. Pagano since March 1996.

Diversified Income Series has been managed by Messrs. Hudson, Hayek, and Woods and Charles J. Dudley since August 1995 and Mr. Pagano since March 1996.

High Yield Series has been managed by Messrs. Hudson, Dudley, Lindberg and Hayek since August 1995.

Asset Allocation Series has been managed by Mr. Hudson since August 1995, Stephen M. Poling since 1988, James S. Byrd since 1991, Keith R. Thomson since 1988, Messrs. Dudley, Hayek, and Woods since August 1995, and Mr. Pagano and Charles L. Mehlhouse since 1996.

Growth & Income Series has been managed since its inception by Messrs. Poling, Byrd, and Thomson, and Charles L. Mehlhouse since 1996.

Value Series has been managed by Nicholas L.M. DePeyster and Daniel Dubin since its inception.

Growth Stock Series has been managed by Messrs. Poling, Byrd, and Thomson since 1986, 1991, and 1988, respectively.

Global Growth Series has been managed since its inception by Messrs. Byrd and Poling.

Aggressive Growth Series has been managed since its inception by Messrs. Poling, Byrd, and Thomson.

Mr. Hudson, an Executive Vice President of Advisers and the head of Advisers' fixed income department, has been managing debt securities for Fortis, Inc. since 1991. Prior to that, Mr. Hudson managed investments for several firms, including 20 years with Morgan Guaranty Trust, where he was the head of fixed income for the Trust and Investment Division. Mr. Hudson reports to Gary N. Yalen, the President and Chief Investment Officer of Advisers. The other individuals identified herein, with the exception of Messrs. Poling, Byrd, and Thomson, report directly or indirectly to Mr. Hudson.

Messrs. Poling and Byrd are Executive Vice Presidents and Mr. Thomson is a Vice President of Advisers. Messrs. Poling, Byrd, and Thomson have managed portfolios for Advisers for at least the past five years.

Mr. Dudley, a Vice President of Advisers, began managing debt securities for Advisers on August 14, 1995. Prior to joining Advisers, Mr. Dudley was a Senior Vice President and Senior Portfolio Manager for SunAmerica Asset Management, New York, NY.

Mr. Lindberg, a Vice President of Advisers, has been managing debt securities for Advisers since 1993. Prior to that, Mr. Lindberg was Vice President and Chief Securities Trader for COMERICA, Inc., Detroit, MI.

Mr. Rickert, a Senior Credit Analyst for Advisers, has been involved in management of debt securities for Fortis, Inc. since 1994. Prior to that, Mr. Rickert was a corporate bond analyst for Dillon, Read & Co., Inc. in New York, NY and before that Western Asset Management in Los Angeles, CA.

Mr. Hayek, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1987.

Mr. Woods, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1993. Prior to that, Mr. Woods was the head of fixed income for The Police and Firemen's Disability and Pension Fund of Ohio in Columbus, OH.

Mr. Pagano, a Vice President of Advisers, has been managing debt securities for Advisers since March 1996. Prior to joining Advisers, Mr. Pagano was a Government Strategist for Merrill Lynch in New York, N.Y.

Mr. Greenzang, a Money Market Portfolio officer, has been involved in management of debt securities for Fortis, Inc. since 1992. Prior to that, Mr. Greenzang was an Associate with Dean Witter Reynolds, Inc. in New York, NY.

Mr. Mehlhouse has managed portfolios for Advisers since May 1996. Prior to that, Mr. Mehlhouse was a portfolio manager for Marshall & Isley Bank Corp., Milwaukee, Wisconsin, since May 1993. Prior to May 1993, he was a portfolio manager for Texas Commerce Bank, Houston, TX.

Mr. Dubin has been involved with management of Value Series since its inception. Prior to that he was a Trader with Rockrimmon Securities and an Analyst with American Express.

Mr. DePeyster has managed portfolios for Advisers since July, 1991, and prior thereto was a Research Associate with Smith Barney, Inc., New York, NY.

Messrs. Yalen, Hudson, Dudley, Lindberg, Rickert, Hayek, Woods, Pagano, DePeyster, Dubin and Greenzang are located at One Chase Manhattan Plaza, New York, NY 10005. Messrs. Poling, Byrd, Mehlhouse and Thomson are located at 5500 Wayzata Blvd., Golden Valley, MN 55416.

THE SUB-ADVISERS

This section describes only the five sub-advised Series.

Each Series has retained a sub-adviser under an investment sub-advisory agreement (the five sub-advisory agreements are collectively referred to as the "Sub-Advisory Agreements") to provide investment advice and, in general, to conduct the management investment program of each Series, subject to the general control of Advisers and the Board of Directors of Fortis Series. Pursuant to the Sub-Advisory Agreements, each sub-adviser will regularly provide its respective Series with investment research, advice and supervision and furnish continuously an investment program for such Series consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The sub-adviser of each Series is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the sub-advisers. Brokerage services provided by affiliates of the sub-advisers are performed in conformity with Rule 17e-1 under the 1940 Act and procedures adopted by the Board of Directors of Fortis Series.

GLOBAL BOND SERIES. Mercury Asset Management International Ltd. ("Mercury International"), 33 King William Street, London, EC4R 9AS, England, is the sub-adviser of the Global Bond Series. Mercury International, which is registered as an investment adviser with the Commission, is a wholly owned subsidiary of Mercury Asset Management plc ("Mercury") which manages in excess of $110 billion of investments on behalf of clients. Mercury International itself manages in excess of $5 billion of investments.

The Strategy Committee of the Fixed Interest Division of Mercury International has primary portfolio management responsibility for the Global Bond Series. Each of the four members of the Strategy Committee is an officer or director of Mercury International.

GLOBAL ASSET ALLOCATION SERIES. Morgan Stanley Asset Management Limited ("MSAM Limited"), 25 Cabot Square, Canary Wharf, London, E14 4QA, England, is the sub-adviser of the Global Asset Allocation Series. MSAM Limited, which is registered as an investment adviser with the Commission, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley provides a broad range of portfolio management services to customers in the United States and abroad and as of December 31, 1996 manages investments totaling approximately $16.2 billion.

Portfolio responsibility for the Global Asset Allocation Series is split between Frances Campion with respect to the equity securities and a team of fixed income portfolio managers with respect to fixed income securities. Frances Campion joined MSAM Limited in January 1990 and her responsibilities include the day-to-day management of the global equity product. Ms. Campion has ten years global investment experience and became a principal of MSAM Limited in December 1995. Prior to joining MSAM Limited she was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global equity portfolios. The investment strategy and allocation for the fixed income portion of the Series is set by a team of fixed income portfolio managers at Morgan Stanley Asset Management Inc., an affiliate of MSAM Limited. David Stanley is responsible for the day to day implementation of the strategy and portfolio management of the fixed income portion of the Series. Mr. Stanley joined MSAM Limited in 1994 as a fixed income manager. He was previously employed by Aetna Capital Management International, where he had sole responsibility for managing all European and global bond funds. Prior to that, he spent over five years at Marine and General Mutual Life Assurance Society, where he managed sterling and global bond funds. He is a graduate of Manchester University.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley Group Inc. is the direct parent of Morgan Stanley Asset Management Limited, the Series' investment adviser. It is currently anticipated that the transaction will close in mid-1997. Thereafter, Morgan Stanley Asset Management Limited will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

INTERNATIONAL STOCK SERIES. Lazard Freres Asset Management ("Lazard Freres"), 30 Rockefeller Plaza, New York, New York 10020, is the sub-adviser of the International Stock Series. Lazard Freres is a division of Lazard Freres & Co. LLC, a New York limited liability company founded in 1848, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres & Co. LLC, provides its clients with a wide variety of investment banking, brokerage and related services.

Lazard Freres Asset Management provides investment management services to client discretionary accounts with assets as of December 31, 1996 totaling approximately $38.1 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Series.

John R. Reinsberg, a managing director of Lazard Freres, has primary portfolio management responsibility for the International Stock Series. Prior to joining Lazard Freres, he was Executive Vice President of General Electric Investment Company. Mr. Reinsberg has been primarily responsible for the investment of the assets of the Lazard International Equity Portfolio of The Lazard Funds, Inc. since January 1992. In addition, Herbert W. Gullquist, a managing director and the Chief Investment Officer of Lazard Freres since 1982, has overall responsibility for managing the Series.

S&P 500 INDEX SERIES. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the S&P 500 Index Series. Dreyfus was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, Dreyfus managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.

Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD) National Association, The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.

BLUE CHIP STOCK SERIES. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock Series. T. Rowe Price was founded in 1937, and it and its affiliates managed over $70 billion for over 4 million individual and institutional investor accounts as of December 31, 1996. Some of T. Rowe Price's accounts have investment policies similar to those of the Series.

Two officers of T. Rowe Price have been co-managers of the Series since its inception in 1996. Thomas H. Broadus, Jr., the lead manager, has been managing investments since joining T. Rowe Price in 1966. Larry J. Puglia, the other co-manager, has been managing investments since joining T. Rowe Price in 1990.

EXPENSES

For the most recent fiscal year, the ratio of Fortis Series' total operating expenses and their advisory fees (which are included in operating expenses) both as a percentage of average daily net assets were as follows:

                                                   TOTAL OPERATING    ADVISORY
                                                       EXPENSE           FEE
                                                  -----------------  -----------
Money Market Series                                       0.38%           0.30%
U.S. Government Securities Series                         0.53%           0.46%
Diversified Income Series                                 0.55%           0.47%
Global Bond Series                                        1.02%           0.75%
High Yield Series                                         0.63%           0.50%
Asset Allocation Series                                   0.54%           0.48%
Global Asset Allocation Series                            1.20%           0.90%
Value Series                                              0.87%           0.68%
Growth & Income Series                                    0.76%           0.70%
S&P 500 Series                                            0.79%           0.40%
Blue Chip Stock Series                                    1.13%           0.90%
Global Growth Series                                      0.79%           0.70%
Growth Stock Series                                       0.67%           0.62%
International Stock Series                                1.15%           0.85%
Aggressive Growth Series                                  0.78%           0.70%

BROKERAGE ALLOCATION

Advisers may consider sales of shares of Fortis Series, and of other funds advised or administered by Advisers or a sub-adviser may be considered, as a factor in the selection of broker-dealers to execute Fortis Series' securities transactions when it is believed that this can be done without causing Fortis Series to pay more in brokerage commissions than it would otherwise.

PERIODIC REPORTS

Contract   owners  will  receive  semiannual  reports  including  the  financial statements of the Series to which their premiums have been allocated and the investments held in each such Series.

CAPITAL STOCK

Fortis Series has only common shares with equal voting rights.

VOTING PRIVILEGES

The voting privileges of Contract owners, and limitations thereon, are explained in the accompanying prospectus for the Contracts. The shareholders are entitled to vote all of the shares of Fortis Series, but they will generally do so in accordance with the instructions of the Contract owners. Under certain circumstances, however, shareholders may disregard voting instructions received from Contract owners. For additional information describing how shareholders will vote the shares of Fortis Series, see "Voting Privileges" in the accompanying prospectus(es) for the applicable Contracts.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Fortis Series intends to distribute at least annually as dividends substantially all the net investment income, if any, of each Series. For dividend purposes, net investment income of each Series will consist of all dividends (other than stock dividends) or interest received by such Series less the accrued expenses of each such Series. Fortis Series will also declare and distribute all net realized capital gains annually. Dividends from investment income of the Series and capital gains distributions will be reinvested in additional full and fractional shares. Dividends and distributions on shares not attributable to Contracts, however, may be paid in cash.

TAXATION

Each Series intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Series so qualifies, the Series is not taxed on the income it distributes to the Separate Accounts. So long as each Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity and life insurance contracts, the Contract owners will not be considered to be the owners of the shares of the Series, and income earned with respect to the Contracts will not be taxed currently to the Contract owners.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

GENERALLY

Shares in Fortis Series are currently offered at the respective per share net asset values of the Series. Such shares are offered only to the Separate Accounts, which fund benefits payable under the Contracts described in the accompanying prospectus. Fortis Series sells its shares to the Separate Accounts through Fortis Investors, Inc. ("Investors"). Investors receives no underwriting compensation from Fortis Series. Fortis Series may in the future also offer its shares to separate accounts of other insurance companies.

The Board of Directors will monitor events for the existence of any material irreconcilable conflict between or among owners of insurance or annuity contracts, and the relevant insurance companies will take whatever remedial action may be necessary and appropriate. Fortis Benefits and First Fortis currently do not foresee any disadvantages to their respective Contract owners arising out of the fact that Fortis Series offers its shares both for variable life insurance policies and variable annuity contracts. However, should an irreconcilable conflict arise between the Separate Accounts, the conflict could result in one or more of the Separate Accounts terminating its relationship with Fortis Series, thus necessitating the liquidation of portfolio securities and thereby potentially having an adverse impact on the net asset values of the affected Series.

On each day when Fortis Series values its assets, shares of each Series are purchased or redeemed by the Separate Accounts based upon, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among subaccounts of the Separate Accounts, policy loans, loan repayments and benefit payments to be processed on that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each Series determined as of that same date. Any orders to purchase or redeem Fortis Series shares that do not result automatically from Contract transactions will be effected at the net asset value per share next computed after the order is placed.

Investors, Advisers and Fortis Series each reserve the right to reject any purchase order.

OFFERING PRICE

The offering prices of the Series' shares are determined once daily, and are equal to the net asset values per share of the shares next calculated after receipt of the purchase order. The Series' net asset values per share are determined by dividing the value of the securities owned by the Series, plus any cash or other assets, less all liabilities, by the number of the Series' shares outstanding. All significant expenses, including the investment advisory fee payable to Advisers, are accrued daily. The portfolio securities in which the Series invest fluctuate in value, and hence the net asset values per share of the Series also fluctuate. The net asset values of the Series' shares are determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open.

Securities are generally valued at market value. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded on the day of valuation. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the previous day's last sale price on that exchange. A security listed or traded on the Nasdaq National Market is valued at its last sale price that day, and lacking any sales that day on the Nasdaq National Market, the security generally is valued at the last bid price. Options will be valued at market value or fair value, as determined in good faith by the Board of Directors, if no market exists. Futures contracts will be valued in a like manner except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

An outside pricing service may be utilized to provide valuations of debt securities. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. When market quotations are not readily available, or when illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Series' Board of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by the non-sub-advised Series after 2:00 P.M. Central
Time--and purchases and sales by the sub-advised Series--normally are not recorded until the following business day.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available nor provides a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

European or Far Eastern securities trading may not take place on all days on which the Exchange is open. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open and therefore the Series' net asset value is not calculated. The calculation of the Series' net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by the Series. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Series' net asset value unless management, under the supervision of the Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Series' net asset value may be significantly affected by such trading on days when Fortis Series is not open for shareholder purchases and redemptions.

TRANSFERS AMONG SUBACCOUNTS

Contract owners may transfer amounts among the subaccounts available to them, and may change allocations of premiums as explained in the accompanying prospectus for the Contracts. Transfers between subaccounts are not taxable under current Federal income tax law.

THE UNDERWRITER

Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is Fortis Series' underwriter. Investors' address is that of Fortis Series. The following persons are affiliated with both Investors and Fortis Series: Dean C. Kopperud is a director and officer of both; Stephen M. Poling and Jon H. Nicholson are directors of Investors and officers of both; Robert W. Beltz, Jr., Thomas D. Gualdoni, Tamara L. Fagley, John E. Hite, Carol M. Houghtby and Scott R. Plummer are officers of both.

REDEMPTION

Fortis Series is required to redeem all full and fractional shares of Fortis Series for cash within seven days of receipt of proper notice of redemption. The net asset value of redeemed shares may be more or less than the net asset value of the same shares at the time the Separate Account invested in such shares.

For further information, Contract owners may also contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. New York contract owners should instead contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

APPENDIX

COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into categories ranging from "A" for the highest quality obligations to "D" for the lowest.

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign designation.

"A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

MOODY'S INVESTORS SERVICE, INC. Moody's short-term debt ratings are opinions of the ability of the issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

"Prime-1"  Superior ability for repayment of senior short-term debt obligations.

"Prime-2"  Strong ability for repayment of senior short-term debt obligations.

"Prime-3"  Acceptable   ability   for  repayment   of  senior   short-term  debt
           obligations.

CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES. Its ratings for corporate bonds have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating "CI" is reserved for income bonds on which no interest is being paid.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bond which rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (Moody's ratings Aaa, Aa, A and Baa, and Standard & Poor's ratings AAA, AA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

PREFERRED STOCK RATING

STANDARD & POOR'S RATINGS SERVICES. Its ratings for preferred stock have the following definitions:

An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

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

   BULK RATE
 U.S. POSTAGE
     PAID

UVW-REGISTERED TRADEMARK-

MINNEAPOLIS, MN
PERMIT NO. 3794

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

PROSPECTUS
MAY 1, 1997

FORTIS
SERIES FUND, INC.

                            FORTIS SERIES FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1997

This Statement of Additional Information is NOT a prospectus, but should be read
in   conjunction   with  the   Fortis  Series   Fund,  Inc.   ("Fortis  Series")

Prospectus dated May 1, 1997. A copy of that prospectus may be obtained from Fortis Series, P.O. Box 64582, St. Paul, Minnesota 55164.

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by Fortis Benefits Insurance Company ("Fortis Benefits"), First Fortis Life Insurance Company ("First Fortis"), Fortis Series, or Fortis Investors, Inc. ("Investors"). This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

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TABLE OF CONTENTS
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                                                    PAGE
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ORGANIZATION AND CLASSIFICATION...................  32
INVESTMENT OBJECTIVES AND POLICIES................  32
    - General.....................................  32
    - Certificates of Deposit and Bankers'
      Acceptances.................................  32
    - Mortgage-Related Securities.................  32
    - Securities of Foreign Companies.............  34
    - Repurchase Agreements.......................  34
    - Reverse Repurchase Agreements...............  35
    - Extendible Notes............................  35
    - Delayed Delivery Transactions...............  35
    - Dollar Rolls................................  35
    - Lending of Portfolio Securities.............  36
    - Options.....................................  36
    - Futures Contracts and Options on
      Futures Contracts...........................  36
    - Foreign Currency Forward
      Exchange Contracts..........................  37
    - Segregated Accounts.........................  37
    - Restricted or Illiquid Securities...........  37
    - Warrants or Rights..........................  37
    - Short Sales Against the Box.................  37
    - Investment Restrictions.....................  37
    - Risk Factors................................  44

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DIRECTORS AND EXECUTIVE OFFICERS..................  47
INVESTMENT ADVISORY AND OTHER SERVICES............  49
    - General.....................................  49
    - Control and Management of Advisers and
      Investors...................................  49
    - Investment Advisory and Management
      Agreement...................................  50
    - Sub-Advisory Agreements.....................  51
PORTFOLIO TRANSACTIONS AND ALLOCATION OF
 BROKERAGE........................................  51
CAPITAL STOCK.....................................  53
COMPUTATION OF NET ASSET VALUE AND PRICING........  54
REDEMPTION........................................  55
TAXATION..........................................  55
UNDERWRITER.......................................  56
PERFORMANCE.......................................  57
SYSTEMATIC WITHDRAWAL.............................  61
FINANCIAL STATEMENTS..............................  62
CUSTODIAN; COUNSEL; ACCOUNTANTS...................  62
LIMITATION OF DIRECTOR LIABILITY..................  62
ADDITIONAL INFORMATION............................  62
APPENDIX--DESCRIPTION OF FUTURES, OPTIONS, AND
 FORWARD CONTRACTS................................  63
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ORGANIZATION AND CLASSIFICATION

An investment company is an arrangement by which a number of persons invest in a company that in turn invests in securities of other companies. Fortis Series operates as an "open-end" investment company because it generally must redeem an investor's shares upon request. Fortis Series is currently made up of fifteen separate series (the "Series"). Each Series except the Global Bond Series operates as a "diversified" investment company because it offers investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks. The Global Bond Series operates as a "nondiversified" investment company.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Series except the Global Bond Series will operate as a "diversified" investment company as defined under the Investment Company Act of 1940 (the "1940 Act"), which means that it must meet the following requirements:

      At least 75% of the value of its total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Series and to not more than 10% of the outstanding voting securities of such issuer.

Although the Global Bond Series is classified as a nondiversified investment company under the 1940 Act, the Global Bond Series is still required to meet certain diversification requirements in order to qualify as a "regulated investment company" for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Global Bond Series must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Global Bond Series and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Global Bond Series controls and that are engaged in the same or similar trades or businesses.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

As noted in the Prospectus, the Series may invest in certificates of deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

MORTGAGE-RELATED SECURITIES

Consistent with the investment objectives and policies of all but the Aggressive Growth Series as set forth in the Prospectus, and the investment restrictions set forth below, the Series may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

       (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

       (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

       (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment

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       long before  the maturity  of  the mortgages  in the  pool.  Foreclosures impose no risk of loss of the principal balance of a Certificate, because
       of   the  GNMA  guarantee,  but  foreclosure  may  impact  the  yield  to shareholders because of the need to reinvest proceeds of foreclosure.

       As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

       (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

       The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and investment income would be reduced.

       (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

       The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

       GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

       (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

       FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

Fortis Series expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Series may, consistent with their investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-related bonds and newer collateralized mortgage obligations (CMOs).
Mortgage-related bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable monthly and principal payable on the stated date of maturity. CMO's have characteristics of both pass-through securities and mortgage-related bonds. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

CMO's are issued by entities that operate under orders from the Securities and Exchange Commission (the SEC) exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Series) in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Series may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

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There are many  classes of  CMOs. There  are IOs,  which entitle  the holder  to receive distributions consisting solely or primarily of all or a portion of the interest in Mortgage Assets. There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

As to IOs, POs, inverse floaters, and accrual bonds, not more than 5% of the net assets of each of U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series and International Stock Series will be invested in any one of these items at any one time, and no more than 10% of the net assets of each of such series will be invested in all such obligations at any one time. Not more than 5% of the Global Growth Series' net assets collectively will be invested in such obligations at any time.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Series to attempt to protect against a reduction in the income earned on the Series' investments due to a decline in interest rates. The Series would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage Backed Security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by Fortis Series. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

SECURITIES OF FOREIGN COMPANIES

In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company. In addition, in some instances only special classes of securities may be purchased by foreigners, and the market prices, liquidity, and rights with respect to those securities may vary from shares owned by nationals. Money Market Series, U.S. Government Securities Series, and Asset Allocation Series each may invest in securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof in an amount not exceeding 25% of the value of its total assets. Money Market Series and Asset Allocation Series each may invest up to an additional 15% and 20%, respectively of its total assets in securities of foreign companies (which does not include domestic branches of foreign banks and foreign branches of domestic banks), provided that no more than 15% of Asset Allocation Series' total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. However, these Series each may not invest more than 49% of the value of its total assets collectively in: (i) securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof;
(ii) securities of foreign companies; and (iii) securities of domestic branches of foreign banks and foreign branches of domestic banks. High Yield Series, Value Series, Growth & Income Series, Growth Stock Series, and Aggressive Growth Series each may invest up to 10% of its total assets in securities of foreign governments and companies.

Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. See "Risk Factors."

REPURCHASE AGREEMENTS

Each of the Series may invest in repurchase agreements. A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration--usually less than a week, but on occasion for longer periods. Each of the Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, Asset Allocation Series, Global Asset Allocation Series, Growth Stock Series, Global Growth Series, and International Stock Series, will limit its investment in repurchase agreements with a maturity of more than seven days to 10% of its net assets (subject to the collective limitations

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regarding  restricted or illiquid  securities set forth  below). In investing in repurchase agreements, a Series' risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Series may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, the Series could suffer a loss. If the Series owns underlying securities following a default on the repurchase agreement, the Series will be subject to risk associated with changes in the market value of such securities. The Series' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Series will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest). The Board of Directors of Fortis Series (the "Board of Directors") evaluates the creditworthiness of issuers which are securities dealers.

U.S. Government Securities Series will only execute repurchase agreements in which the underlying security meets the criteria of the Series' investment policies. U.S. Government Securities Series will limit transactions involving repurchase agreements to domestic commercial banks and/or recognized dealers in United States government securities believed by Advisers to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS

The S&P 500 Index Series may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by such Series to be inconvenient or disadvantageous. Although the Blue Chip Stock Series has no such current intention, in the foreseeable future, of engaging in reverse repurchase agreements, it reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Series is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Series.

EXTENDIBLE NOTES

Money Market Series, Global Bond Series, Asset Allocation Series, and Global Asset Allocation Series each are permitted to invest up to 25% of the value of its total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer, typically a financial or an industrial concern, to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same times as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price (e.g., at 100% of the outstanding principal amount plus unpaid accrued interest) if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer (i.e., to require the issuer to repurchase the note) provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

Extendible notes are typically issued with maturity dates in excess of 13 months from the date of issuance. If such extendible notes provide for an optional maturity date of 13 months or less, however, then such notes are deemed by these Series to have been issued for the shorter optional maturity date. Accordingly, investment in such extendible notes would not be in contravention of the investment policy of the Series not to invest in securities having a maturity date in excess of 13 months from the date of acquisition. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturity of these Series.

An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner to the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed-term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Series buying them.

The creditworthiness of the issuers of the extendible notes is monitored and rated by Moody's Investor Service ("Moody's") and by Standard & Poor's Ratings Services ("S&P"), and investments by these Series in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Series with respect to other forms of investment. The creditworthiness of such issuers is also monitored by Advisers (as well as the sub-adviser for Global Bond Series and Global Asset Allocation Series).

DELAYED DELIVERY TRANSACTIONS

The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes a Series to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Series' net asset value to the extent that the Series purchases securities on a when-issued, delayed delivery or forward commitment basis while remaining substantially fully invested.

DOLLAR ROLLS

In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Series other than Money Market Series and Growth Stock Series may enter into "dollar rolls" in which a Series sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Each Series gives up the right to receive principal and interest paid on the securities sold. However, each Series would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of each Series compared with what such performance would have been without the use of dollar rolls. Each Series will hold and maintain in a segregated account until the settlement date cash or any security that is not considered restricted or illiquid in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Adviser's (or the sub-adviser's) ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Series while remaining substantially fully invested increases the amount of each Series' assets that are subject to market risk to an amount that is greater than each Series' net asset value, which could result in increased volatility of the price of each Series' shares.

LENDING OF PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements, the Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series, may lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash, U.S. government securities, certificates of deposit, or other high-grade, short-term obligations or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. Such Series will receive amounts equal to dividends or interest on the securities loaned. These Series will also earn income for having made the loan. Such Series will limit such lending to not more than 10% of the value of each such Series' total assets and Global Growth Series will limit such lending to not more than 30% of the value of its total assets (for each such Series, including the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on such Series investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, these Series will not make loans to other persons.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Fortis Advisers, Inc. ("Advisers") to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

OPTIONS

As provided below, in order to protect against declines in the value of Series securities or increases in the costs of securities to be acquired and in order to increase the gross income of the Global Growth Series, the Global Growth Series may enter into transactions in options on a variety of instruments and indices. The types of instruments to be purchased and sold are further described in the Appendix of this Statement of Additional Information, which should be read in conjunction with the following sections.

OPTIONS ON SECURITIES. The Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, Value Series, Growth & Income Series, and Aggressive Growth Series may write (sell) covered call and covered put options and purchase call and put options on securities (provided that International Stock Series and Aggressive Growth Series will write and purchase options only on equity securities and Global Bond Series and High Yield Series will write and purchase options only on debt securities). Where such Series write an option which expires unexercised or is closed out by such Series at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of any such Series' security underlying the option, or the increased cost of such Series' securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to such Series' position, the option may be exercised and such Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. Such Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

Such Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Series wants to purchase at a later date. In the event that the expected market fluctuations occur, such Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to such Series.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS. The Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, and International Stock Series may enter into interest rate futures contracts. The Global Bond Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, Value Series, Growth & Income Series, and Aggressive Growth Series may enter into stock index futures contracts for hedging purposes. The Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Series' current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Series' securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of a Series' securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by such Series. The Series will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS. The Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, and Global Growth Series, may purchase and write options to buy or sell interest rate futures contracts. In addition, the Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, Value Series, Growth & Income Series, and Aggressive Growth Series, may purchase and write options on stock index futures contracts. The Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

Put and call Options on Futures Contracts may be traded by the Global Bond Series, High Yield Series, Value Series, Growth & Income Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series in order to protect against declines in the values of such Series securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, these Series may suffer a loss on the transaction.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

For a discussion of foreign currency forward exchange contracts, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Foreign Currency Forward Exchange Contracts" in the Prospectus.

OPTIONS ON FOREIGN CURRENCIES. The Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and these Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to such Series' position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of foreign currency forward exchange contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

SEGREGATED ACCOUNTS

To comply with the 1940 Act, a Series engaging in certain transactions involving options, futures, reverse repurchase agreements, delayed delivery and forward contracts on foreign currencies will "cover" its positions by establishing a segregated account. These segregated accounts will be established and maintained with the Fortis Series' custodian and will contain only liquid assets such as cash, or any security that is not considered restricted or illiquid.

RESTRICTED OR ILLIQUID SECURITIES

As fundamental policies, each of the Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series may invest up to 5%, and Global Growth Series up to 10% of its total assets (at the time of investment) in securities which such Series may not be free to sell to the public without registration under the Securities Act of 1933 (or in the case of Global Growth Series, registered under the applicable securities laws of the country in which such securities are traded) ("restricted securities"). The Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, and Aggressive Growth Series each have nonfundamental policies prohibiting investment of more than 15% of their respective net assets in illiquid securities. These restrictions do not include securities which may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

The staff of the Securities and Exchange Commission has taken the position that the liquidity of Rule 144A securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser. At the present time, it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop. A Rule 144A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Series' portfolio.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by the Global Asset Allocation Series, S&P 500 Index Series, Global Growth Series, and International Stock Series in connection with other securities or separately and provide such Series with the right to purchase at a later date other securities of the issuer. Each of these Series has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on established stock exchanges, such as the London, Tokyo, or New York Stock Exchanges. Warrants or rights acquired by such Series in units or attached to securities will be deemed to be without value for purpose of this restriction.

SHORT SALES AGAINST THE BOX

Each of the Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may sell a security to the extent such Series contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." The aggregate market value of the underlying securities subject to all outstanding short sales may not exceed 5% of the net assets of the Series.

INVESTMENT RESTRICTIONS

Certain investment restrictions are fundamental to the operation of the Series and may not be changed except with the approval of the holders of a majority of the outstanding shares of the Series affected. For this purpose, "majority of the outstanding voting securities" means the lesser of (i) 67% of the outstanding shares of the affected Series present at the meeting of shareholders if more than 50% of the outstanding shares of the affected Series are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the affected Series. For a discussion of contract owner voting privileges, see the accompanying Prospectus pertaining to the Contract.

INVESTMENT RESTRICTIONS OF MONEY MARKET SERIES, U.S. GOVERNMENT SECURITIES SERIES, DIVERSIFIED INCOME SERIES, ASSET ALLOCATION SERIES, AND GROWTH STOCK SERIES. As a result of the following fundamental investment restrictions, except as otherwise noted below, Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series will not:

   (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that Diversified Income Series,

U.S. Government Securities Series and Asset Allocation Series, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Series may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Series' total assets. Investment securities will not be purchased for a Series while outstanding bank borrowings exceed 5% of the value of such Series' total assets.

   (2) Write, purchase or sell puts, calls or combinations thereof.

   (3) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

   (4) Invest in commodities or commodity contracts.

   (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Series may be deemed an underwriter under applicable laws.

   (6) Participate on a joint or a joint and several basis in any securities trading account.

   (7) Invest in real estate, except a Series may invest in securities issued by companies owning real estate or interests therein.

   (8) Makes loans to other persons. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Series in accordance with its investment objectives and policies.

   (9) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
(b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. [For purposes of this restriction, securities of each foreign government will be considered a separate "industry".]

  (10) Purchase from or sell to any officer, director, or employee of Fortis Series, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Series' common stock.

  (11) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" to the extent that the Series contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

  (12) Invest more than 5% of the value of its assets in restricted securities. (Securities sold under Section 4(2) of the Securities Act of 1933 (the "1933 Act") that are eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the Board of Directors or the investment adviser subject to the oversight of the Board of Directors will not be considered to be "restricted securities" and will not be subject to this limitation.)

The following investment restrictions may be changed by the Board of Directors without shareholder approval.

The Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series will not:

   (1) Purchase securities of other investment companies.

   (2) Invest in a company for the purposes of exercising control or management.

   (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.

   (4) Investment in securities which would expose such Series to liabilities exceeding the amount invested.

   (5) Invest in interests (including partnership interests) in oil, gas, or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

   (6) Purchase or retain the securities of any issuer if those officers and directors of Fortis Series or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

   (7) Invest more than an aggregate of 10% of the value of its total assets in restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable. (Securities sold under Section 4(2) of the 1933 Act that are eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the Board of Directors or the investment adviser subject to the oversight of the Board of Directors will not be considered to be "restricted securities" or "debt or equity securities of any issuer which are not readily marketable" and will not be subject to this limitation.)

INVESTMENT RESTRICTIONS OF HIGH YIELD SERIES, VALUE SERIES, GROWTH & INCOME SERIES, AND AGGRESSIVE GROWTH SERIES. As a result of the following fundamental investment restrictions, except as otherwise noted below, High Yield Series, Growth & Income Series, and Aggressive Growth Series will not:

   (1) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
(b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

   (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

   (3) Invest directly in real estate or interests in real estate; however, the Series may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

   (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Series, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

   (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed an underwriter under applicable laws.

   (6) Purchase securities on margin, except that the Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Series may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

   (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" to the extent the Series contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration.

   (8) Make loans to other persons, except: (i) each Series may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and (ii) it may purchase debt securities through private placements (restricted securities) in accordance with the Series' investment objectives and policies.

   (9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

  (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Series' total assets. The Series will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Series' borrowings falls below 300%, the Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

The following non-fundamental investment restrictions may be changed by the Board of Directors without shareholder approval.

The High Yield Series, Value Series, Growth & Income Series, and Aggressive Growth Series will not:

   (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that the Series shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company. (Since each Series indirectly absorbs its pro rata share of the other investment companies' expenses through the return received on these securities, "double" investment advisory fees in effect are paid on those portfolio assets invested in shares of other investment companies. However, management believes that at times the return and liquidity features of these securities will be more beneficial to the Series than other types of securities, and that the indirect absorption of these expenses has a de minimis effect on the Series' return.)

   (2) Invest in a company for the purposes of exercising control or management.

   (3) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except the Series may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

   (4) Purchase or retain the securities of any issuer if those officers and directors of Fortis Series or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

   (5) Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

   (6) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Series would exceed 5% of the value of the total assets of the Series or (b) the Series' assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Series. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

   (7) Invest in real estate limited partnership interests.

   (8) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Series.

   (9) Borrow money except for borrowings up to 25% of its total assets when borrowing is necessary to meet redemptions. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

  (10) Lend its portfolio securities in an amount in excess of 10% of its total assets.

  (11) Invest in the aggregate more than 10% of its total assets in put and call options, futures contracts, and derivative instruments on securities.

INVESTMENT RESTRICTIONS OF GLOBAL GROWTH SERIES. As a result of the following fundamental investment restrictions, the Global Growth Series will not:

   (1) Concentrate its investments, that is, invest 25% or more of its total assets in any particular industry.

   (2) Buy or sell commodities or commodity contracts, including futures contracts, other than within the limitations set forth in the Prospectus and Statement of Additional Information.

   (3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts; however, the Global Growth Series may invest in debt securities secured by real estate or interests therein or issued by corporations which invest in real estate or interests.

   (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Global

Growth Series, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

   (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Global Growth Series may be deemed an underwriter under applicable laws and except that the Global Growth Series may invest up to 10% of the value of its assets (at time of investment) in portfolio securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (such securities are referred to herein as "restricted securities"). (Securities sold under
Section 4(2) of the 1933 Act that are eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the Board of Directors or the investment adviser subject to the oversight of the Board of Directors will not be considered to be "restricted securities" and will not be subject to this limitation.)

   (6) Purchase securities on margin, except that the Global Growth Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Global Growth Series may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

   (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Global Growth Series does not own, a short sale is "against the box" to the extent the Global Growth Series contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration.

   (8) Make loans to other persons, except that it may purchase readily marketable bonds, debentures, or other debt securities, whether or not publicly distributed, enter into repurchase agreements, and make loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made.

   (9) Issue senior securities, except that the Global Growth Series may purchase securities on a when-issued, delayed delivery or forward commitment basis and enter into roll transactions and other transactions within the limitations set forth in the Prospectus and Statement of Additional Information which may be deemed to constitute borrowing.

  (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Global Growth Series' total assets. The Global Growth Series will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Series' borrowings falls below 300%, the Global Growth Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

The following non-fundamental investment restrictions may be changed by the Board of Directors without shareholder approval.

The Global Growth Series will not:

   (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that the Series shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company. (Since the Global Growth Series indirectly absorbs its pro rata share of the other investment companies' expenses through the return received on these securities, "double" investment advisory fees in effect are paid on those portfolio assets invested in shares of other investment companies. However, management believes that at times the return and liquidity features of these securities will be more beneficial to the Global Growth Series than other types of securities, and that the indirect absorption of these expenses has a de minimis effect on the Series' return.)

   (2) Invest in a company for the purposes of exercising control or management.

   (3) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except the Global Growth Series may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

   (4) Purchase or retain the securities of any issuer if those officers and directors of Fortis Series or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

   (5) Invest more than 5% of its total assets in equity securities of issuers which are not readily marketable. (Securities sold under Section 4(2) of the 1933 Act that are eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the Board of Directors or the investment adviser subject to the oversight of the Board of Directors will not be considered to be "equity securities of issuers which are not readily marketable" and will not be subject to this limitation.)

   (6)  Invest more than an aggregate of 10% of the value of its total assets in
(a) restricted securities (both debt and equity) or in debt or equity securities of any issuer which are not readily marketable; (b) repurchase agreements with a maturity of more than seven days; and (c) over-the-counter option and futures contracts; provided further, that the Series will not invest more than 5% of its total assets in restricted securities. (Securities sold under Section 4(2) of the 1933 Act that are eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the Board of Directors or Advisers subject to the oversight of the Board of Directors will not be considered to be "restricted securities" or "debt or equity securities of any issuer which are not readily marketable" and will not be subject to this limitation.)

   (7) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Series would exceed 5% of the value of the total assets of the Series or (b) the Series' assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Series. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

   (8) Invest in real estate limited partnership interests.

   (9) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Series.

  (10) Borrow money in excess of 10% of its total assets, except as a temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

INVESTMENT RESTRICTIONS OF GLOBAL BOND SERIES, GLOBAL ASSET ALLOCATION SERIES, AND INTERNATIONAL STOCK SERIES. As a result of the following fundamental investment restrictions, the International Stock Series, Global Bond Series, and Global Asset Allocation Series will not:

   (1) Concentrate its investments in any particular industry, except that (i) a Series may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
(b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies, such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. [For purposes of this restriction, securities of each foreign government or agency thereof will be considered separate "industries".]

   (2) Purchase or sell physical commodities (such as grains, livestock, et cetera) or futures or options contracts thereon; however, a Series may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

   (3) Invest directly in real estate or interests in real estate; however, a Series may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies that invest in real estate or interests therein.

   (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed an underwriter under applicable laws.

   (5) Purchase securities on margin or otherwise borrow money, except that a Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. A Series also may obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank an amount that does not exceed 33 1/3% of the value of a Series' total assets. A Series will not purchase investment securities while outstanding bank borrowings (including "roll" transactions) in excess of 5% of its total assets are outstanding in the event that the asset coverage for a Series' borrowings falls below 300%, such Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

   (6) Make loans to other persons, except that a Series may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the amount lent as well as the collateral securing such loans), if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents (including repurchase agreements pertaining to such securities or obligations). Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities.

   (7) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction 5 concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

The following non-fundamental investment restrictions may be changed by the Board of Directors without shareholder approval.

The Global Bond Series, Global Asset Allocation Series, and International Stock Series will not:

   (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that no Series shall purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company. (Since a Series indirectly absorbs its pro rata share of the other investment companies' expenses through the return received on these securities, "double" investment advisory fees in effect are paid on those portfolio assets invested in shares of other investment companies. However, management believes that at times the return and liquidity features of these securities could be more beneficial to a Series than other types of securities, and that the indirect absorption of these expenses has a de minimis effect on the Series' return.)

   (2) Invest in a company for the purposes of exercising control or management.

   (3) Invest in interests (including partnership interests or leases) in oil, gas or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

   (4) Purchase or retain the securities of any issuer if those officers and directors of Fortis Series or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

   (5) Invest more than 15% of the value of its net assets in illiquid securities, as determined pursuant to applicable Commission rules and interpretations. Securities that have been determined to be liquid by the Board of Directors of Fortis Series, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation.

   (6) Enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by such Series would exceed 5% of the value of the total assets of such Series. (This restriction does not apply to securities purchased on a when-issued, delayed delivery or forward commitment basis.)

   (7) Make short sales, except for sales "against the box" and except for foreign currency forward exchange contracts for hedging or cross-hedging purposes.

   (8) Mortgage, pledge or hypothecate its assets, except to the extent necessary to secure permitted borrowings and except for collateral arrangements in connection with permissible activities.

   (9) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Series.

  (10) Borrow money except for borrowing up to 25% of its total assets when borrowing is necessary to meet redemptions temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction.)

  (11) Lend its portfolio securities in an amount in excess of 10% of its total assets.

  (12) Invest in the aggregate more than 10% of its total assets in put and call options, futures contracts, and derivative instruments on securities.

INVESTMENT RESTRICTIONS OF S&P 500 INDEX SERIES. As a result of the following fundamental investment restrictions, the S&P 500 Index Series will not:

   (1) Purchase any securities which would cause more than 25% of the value of the Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions, are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

   (2) Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Series may borrow money in an amount not exceeding one-third of the Series' total assets at the time of such borrowings. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

   (3) Make loans or lend securities, if as a result thereof more than one-third of the Series' total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

   (4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Series from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

   (5) Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Series' investment program may be deemed an underwriting.

   (6) Purchase or sell commodities except that the Series may enter into futures contracts and related options, forward currency contracts and other similar instruments.

The following non-fundamental investment restrictions may be changed by the Board of Directors without shareholder approval.

   (1) The Series shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute selling short.

   (2) The Series shall not purchase securities on margin, except that the Series may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (3) The Series shall not purchase oil, gas or mineral leases.

   (4) The Series will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

   (5) The Series may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

   (6) The Series shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

   (7) The Series will not  purchase warrants if at  the time of such  purchase:
(a) more than 5% of the value of the Series' assets would be invested in warrants, or (b) more than 2% of the value of the Series' assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Series in units or attached to securities will be deemed to have no value).

   (8) The Series will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that:
(a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Series' transactions in futures contracts and related options.

   (9) The Series will not invest more than 25% of the value of its total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.

  (10) Lend its portfolio securities in an amount in excess of 10% of its total assets.

  (11) Borrow money except for borrowings up to 25% of its total assets when borrowing is necessary to meet redemptions.

  (12) Invest in the aggregate more than 10% of its total assets in put and call options, futures contracts, and derivative instruments on securities.

The Series engages, except as noted, in the following practices in furtherance of its investment objective:

LOANS OF  FUND  SECURITIES. The  Series  has  authority to  lend  its  portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Series may at any time call the loan and regain the securities loaned; (3) the Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Series. In addition, it is anticipated that the Series may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Series considers all relevant factors and circumstances including the creditworthiness of the borrower.

FUTURES CONTRACTS AND OPTIONS. For the purpose of creating market exposure for uncommitted cash balances, reducing transaction costs associated with rebalancing the Series, facilitating trading or seeking higher investment returns when a futures contract is priced more attractively than the underlying security or the index of the Series, the Series may enter into futures contracts, options, and options on futures contracts with respect to securities in which the Series may invest and indices comprised of such securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Series will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 10% of the Series' total assets. To the extent that the Series enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Series' net assets.

Transactions using options and futures contracts (other than options that the Series has purchased) expose the Series to an obligation to another party. The Series will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

All options purchased or written by the Series must be listed on a national securities or futures exchange or traded in the over-the-counter ("OTC") market. The Series will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Series, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Series, and (iii) the market value of all other assets of the Series that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Series, taken at market value. However, if an OTC option is sold by the Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Series will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between current market value of the underlying security and the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

The Series may write only covered options. A call option is covered if the Series owns the underlying security or a call option on the same security with a lower strike price. A put option is covered if the Series segregates cash and/or short-term debt securities in an amount necessary to pay the strike price of the option or purchases a put option on the same underlying security with a higher strike price.

The Series will not purchase puts, calls, straddles, spreads or any combination thereof, if as a result of such purchase the value of the Series' aggregate investment in such securities would exceed 5% of the Series' total assets.

INVESTMENT RESTRICTIONS OF BLUE CHIP STOCK SERIES. As a result of the following fundamental investment restrictions, the Blue Chip Stock Series will not:

   (1) Borrow money except that the Series may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Series' investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Series' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable laws. The Series may borrow from banks or other persons to the extent permitted by applicable law.

   (2) Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

   (3) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry.

   (4) Make loans, although the Series may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Series' total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.

   (5) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

   (6) Purchase a security if, as a result, with respect to 75% of the value of the Series' total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

   (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Series from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

   (8) Issue senior securities except in compliance with the Investment Company Act of 1940.

   (9) Underwrite securities issued by other persons, except to the extent that the Series may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restriction (2), the Series does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Series' semi-annual and annual reports.

For purposes of investment restriction (4), the Series will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

The following investment restrictions may be changed by the Board of Directors without shareholder approval. The Blue Chip Growth Series will not:

   (1) The Series will not purchase additional securities when money borrowed exceeds 5% of its total assets.

   (2) Invest in companies for the purpose of exercising management or control.

   (3) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Series' net asset value.

   (4) Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Series will not invest more than 10% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation.

   (5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases.

   (6) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

   (7) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Series as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 25% of the Series' total assets at the time of borrowing or investment.

   (8) Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs.

   (9) Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information.

  (10) Lend its portfolio securities in an amount in excess of 10% of its total assets.

  (11) Borrow money except for borrowings up to 25% of its total assets when borrowing is necessary to meet redemptions.

  (12) Invest in the aggregate more than 10% of its total assets in put and call options, futures contracts, and derivative instruments on securities.

Any investment restriction or limitation, fundamental or otherwise, which involves a maximum percentage of securities or assets shall not be considered to be violated (except in the case of the limitation on illiquid investments) unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

The insurance laws and regulations of various states could impose additional restrictions on the investments of the various Series. One such restriction currently prohibits the Separate Accounts from acquiring the voting securities of any issuer if, as a result of the acquisition, the Separate Accounts and Fortis Benefits, in the aggregate, will own more than 10% of the total issued and outstanding voting securities of the issuer. Another restriction currently prohibits the underlying Series of the Separate Accounts from acquiring the securities of any issuer, other than securities issued or guaranteed as to principal and interest by the United States Government, if immediately after such acquisition, the value of the investment together with prior investments in the security would exceed 10% of the value of the underlying Series of the Separate Accounts' total assets.

RISK FACTORS

RISKS OF TRANSACTIONS IN HIGH-YIELDING SECURITIES. Participation in lower-rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by the Diversified Income Series, High Yield Series, or Asset Allocation Series defaulted, such Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and such Series' asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or payment in kind securities ("PIKs"), their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, these Series likely would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Series' assets. If such Series experience unexpected net redemptions, this may force them to sell their high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Series' expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Board of Directors to accurately value high-yielding securities and such Series' assets and such Series' ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adversely publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by such Series may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

New laws and proposed new laws could have an adverse impact on the market for such securities. As examples, recent legislation requires federally-insured savings and loan associations to divest their investments in high-yielding securities and pending proposals are designed to limit the use, or tax and other advantages of high-yielding securities. The new legislation and the proposals, if enacted, could have an adverse effect on these Series' net asset value and investment practices, with the extent of the impact depending upon the composition of such Series at that time.

Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by these Series to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so such Series can meet redemption requests. The achievement of the investment objective of such Series may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, these Series may retain a portfolio security whose rating has been changed if the security otherwise meets the Series' investment objectives and investment criteria.

RISKS OF INVESTING IN FOREIGN SECURITIES. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation, by any country, the Series could lose its entire investment in any such country. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. A Series, particularly the Global Bond Series, Global Asset Allocation Series, Global Growth Series, and International Stock Series, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Most of the securities held by the Global Bond Series, Global Asset Allocation Series, Global Growth Series, and International Stock Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Series will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers, and other specialists.

Because the Global Bond Series, Global Asset Allocation Series, Global Growth Series, and International Stock Series will each invest at least a majority of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of such Series.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.

Although the Global Bond Series, Global Asset Allocation Series, Global Growth Series, and International Stock Series each values its assets daily in terms of U.S. dollars, each such Series does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. These Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Series will consider such difficulties when determining the allocation of the Series' assets, although the Series does not believe that such difficulties will have a material adverse effect on the portfolio trading activities.

The Series' net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Series' net investment income. See "Taxation" in the Prospectus.

Pursuant to Rule 17f-5 under the 1940 Act, the Board of Directors approved on behalf of the Global Bond Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, and International Stock Series the use of the following subcustodian banks to maintain foreign securities in or near the market in which they are principally traded and to maintain cash in amounts reasonably necessary to effect foreign securities transactions in such locations. The Board of Directors may from time to time approve other countries and subcustodian banks pursuant to Rule 17f-5.

COUNTRY              SUB-CUSTODIAN                 DEPOSITORY
-------------------  ----------------------------  ----------------------------
Argentina            Citibank, N.A. (Buenos Aires  Caja De Valores (CDV)
                      Branch)
Australia            Australia and New Zealand     Austraclear Ltd
                      Banking Group, Ltd. (ANZ)
                     Pendal Nominees Pty. Limited
                     The Reserve Bank Information
                      and Transfer System
Austria              Creditanstalt Bankverein      Osteneichische Kontrollebank
                                                    (OCKB)
Belgium              Generale Bank                 Caisse Interprofessionelle
                                                    de Depots et de Virements
                                                    de Titres S.A., (CIK)
Brazil               Citibank, N.A. (Sao Paulo     Bolsa de Valores de Sao
                      Branch)                       Paulo (BOVESPA)
Canada               The Toronto-Dominion Bank     Canadian Depository for
                                                    Securities Ltd (CDS)
                     Royal Bank of Canada
Chile                Citibank, N.A. (Santiago
                      Branch)
China                Standard Chartered Bank       Shanghai Securities Central
                      (Shanghai and Shenzhen)       Clearing and Registration
                                                    Corp.
Colombia             Cititrust Colombia, S.A.      Deposito Central de Valores
                                                    (DLV)
                                                   DECEVAL
Czech Republic       Ceskuslovenska Obchodi        Stredisko Cennych Papiru
                      Banka, A.S.                   (SCP)
                                                   Czech National Bank
Denmark              Den Danske Bank               Vaerdipapircentralen (Danish
                                                    Securities Centre)
Finland              Merita Bank Limited           The Central Share Register
                                                    of Finland
France               Banque Paribas                Societe Interprofessionelle
                                                    de Compensation des Valeurs
                                                    Mobilieres (SICOVAM)
                                                   Banque de France
Germany              Dresdner Bank, AG             Deutscher Kassenverein A.G.
                                                    (Kassenverein)
Greece               National Bank of Greece S.A.  Apothetirio Titlon, A.E.
Hong Kong            Standard Chartered Bank       Central Clearing and
                                                    Securities System (CCASS)
Hungary              Citibank Budapest Rt.         The Central Depository and
                                                    Clearinghouse (Budapest)
                                                    Ltd.
India                The Hong Kong and Shanghai    Deutsche Bank AG
                      Banking Corporation Limited
                      (HSBC)
Indonesia            Standard Chartered Bank       Standard Chartered Bank
Ireland              Allied Irish Bank             The Gilt Settlement Office
                                                   The CREST System
Israel               Bank Lueumi-Le Israel         The Clearing House of the
                                                    Tel Aviv Stock Exchange
Italy                Citibank, N.A. (Milan         Monte Titoli S.P.A.
                      Branch)                      Banca d'Italia
Japan                The Bank of Tokyo-            Japan Securities Depository
                      Mitsubishi, Ltd.              Center (JASDEC)
                      The Sumitomo Bank, Ltd.       The Bank of Japan

COUNTRY              SUB-CUSTODIAN                 DEPOSITORY
-------------------  ----------------------------  ----------------------------
Luxembourg           Cedel Bank Societe Anonyme
                      (Cedel)
Malaysia             Chung Khiaw Bank (Malaysia)   Malaysia Central Depository,
                                                    Sdn Bhd (MCD)
Mexico               Bancomer S.A., Institution    Instituto para el Deposito
                      De Banca Multiple, Grupo      de Valores (S.D. Indeval)
                      Financiero                    (equity securities only)
                                                    Banco de Mexico
Netherlands          ABN-AMRO Bank N.V.            Nederlands Central Institut
                                                    Voor Giraal Effectenverkeer
                                                    B.V. (NECIGEF)
New Zealand          Australia & New Zealand       New Zealand Central
                      Banking Group Limited (ANZ    Depository Limited
                      Banking)
Norway               Euroclear
Pakistan             Standard Chartered Bank
Peru                 Citibank, N.A. (Lima Branch)  Caja de Valores (CAVAL)
Philippines          Standard Chartered Bank
Poland               Citibank, S.A. (Poland)       The National Depository of
                                                    Securities
                                                   The National Bank of Poland
Portugal             Banco Espirito Santo E        Central de Valores
                      Comercial De Lisboa, S.A.     Mobiliares (CVM)
                      (BESCL)
Singapore            United Overseas Bank, Ltd.    The Central Securities
                                                    Depository (PTE) Ltd. (CDP)
Slovakia             Ceskoslovenska Obchodva       Stredisko Cennych Papierov
                      Banka, A.S.                  National Bank of the Slovak
                                                    Republic
South Africa         ASBA Bank Limited             The Central Depository (Pte)
                                                    Ltd.
South Korea          Standard Chartered Bank,      The Korean Securities
                      Seoul                         Depository
Spain                Banco Santanden               Servicio de Compensacion y
                                                    Liquidacion de Valores
                                                    (SCLV)
Sri Lanka            Standard Chartered Bank       The Central Depository
                                                    System (Pvt)
Sweden               Svenska Handeslbanken         Vardepappers centralen, The
                                                    Swedish Securities Register
                                                    Center (VPC)
Switzerland          Swiss Bank Corporation        Schweizerische EffektenGiro
                                                    AG (SEGA)
Taiwan               Central Trust of China-       The Taiwan Securities
                      Taipai                        Central Depository Company
                                                    Ltd.
Thailand             Standard Chartered Bank       The Taiwan Securities
                                                    Central Depository Company
                                                    Ltd.
Turkey               Osmanli Bankasi A.S.          Takasbank Central Bank of
                      (Ottoman Bank)                Turkey
United Kingdom       Bankers Trust Company         Central Gilts Office
                      (London)                     The CREST System
Venezuela            Citibank, N.A. (Caracas
                      Branch)
Transnational        CEDEL
 Depositories         (Luxembourg)
                     Euroclear
                      (Brussels)

RISKS OF INVESTING IN ILLIQUID SECURITIES. The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS. Although the Global Bond Series, High Yield Series, Global Asset Allocation Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may enter into transactions in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged or unexpected adverse price movements, could render such Series' hedging strategy unsuccessful and could result in losses. These Series also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, such Series may be required to maintain a position until exercise or expiration, which could result in losses.

Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission, as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses, principal occupations, and other affiliations of directors and executive officers of Fortis Series Fund, Inc. are given below:

                                            POSITION WITH               PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
        NAME & ADDRESS             AGE      FORTIS SERIES            "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
------------------------------     ---     ---------------     ------------------------------------------------------------
Richard W. Cutting                 65      Director            Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York
Allen R. Freedman*                 56      Director            Chairman and Chief Executive Officer of Fortis, Inc.; a
One Chase Manhattan Plaza                                      Managing Director of Fortis International, N. V.
New York, New York
Dr. Robert M. Gavin                56      Director            Interim President, Haverford College. Prior to July 1996,
Office of the President                                        President, Macalester College.
370 Lancaster Ave
Haverford, Pennsylvania
Jean L. King                       52      Director            President, Communi-King, a communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota
Dean C. Kopperud*                  44      President and       Chief Executive Officer and a Director of Advisers,
500 Bielenberg Drive                       Director            President and a Director of Investors, and Senior Vice
Woodbury, Minnesota                                            President and a Director of Fortis Benefits Insurance
                                                               Company and Time Insurance Company.
Edward M. Mahoney                  66      Director            Retired; prior to December, 1994, Chairman and Chief
2760 Pheasant Road                                             Executive Officer and a Director of Advisers and Investors,
Excelsior, Minnesota                                           Senior Vice President and a Director of Fortis Benefits
                                                               Insurance Company, and Senior Vice President of Time
                                                               Insurance Company.
Robb L. Prince                     55      Director            Financial and Employee Benefit Consultant; prior to July,
5108 Duggan Plaza                                              1995, Vice President and Treasurer, Jostens, Inc., a
Edina, Minnesota                                               producer of products and services for the youth, education, sports award, and recognition markets.
Leonard J. Santow                  60      Director            Principal, Griggs & Santow, Incorporated, economic and
75 Wall Street                                                 financial consultant.
21st Floor
New York, New York
Joseph M. Wikler                   55      Director            Investment consultant and private investor; prior to
12520 Davan Drive                                              January, 1994, Director of Research, Chief Investment
Silver Spring, Maryland                                        Officer, Principal, and a Director, the Rothschild Co.,
                                                               Baltimore, Maryland. The Rothschild Co. is an investment
                                                               advisory firm.
Gary N. Yalen                      54      Vice President      President and Chief Investment Officer of Advisers (since
One Chase Manhattan Plaza                                      August, 1995) and Fortis Asset Management, a division of
New York, New York                                             Fortis, Inc., New York, NY, and Senior Vice President,
                                                               Investments, Fortis, Inc.
James S. Byrd                      45      Vice President      Executive Vice President of Advisers.
5500 Wayzata Boulevard
Golden Valley, Minnesota
Howard G. Hudson                   59      Vice President      Executive Vice President of Advisers (since August, 1995)
One Chase Manhattan Plaza                                      and Senior Vice President, Fixed Income, Fortis Asset
New York, New York                                             Management.
Stephen M. Poling                  65      Vice President      Executive Vice President and Director of Advisers.
5500 Wayzata Boulevard
Golden Valley, Minnesota

                                            POSITION WITH               PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
        NAME & ADDRESS             AGE      FORTIS SERIES            "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
------------------------------     ---     ---------------     ------------------------------------------------------------
Nicholas L. M. de Peyster          30      Vice President      Vice President of Advisers (since August, 1995) and Vice
41st Floor                                                     President, Equities, Fortis Asset Management.
One Chase Manhattan Plaza
New York, New York
Charles J. Dudley                  37      Vice President      Vice President of Advisers and Fortis Asset Management;
One Chase Manhattan Plaza                                      prior to August, 1995, Senior Vice President, Sun America
New York, New York                                             Asset Management, Los Angeles, CA
Maroun M. Hayek                    48      Vice President      Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                                      President, Fixed Income, Fortis Asset Management.
New York, New York
Robert C. Lindberg                 43      Vice President      Vice President of Advisers; prior to July, 1993, Vice
One Chase Manhattan Plaza                                      President, Portfolio Manager, and Chief Securities Trader,
New York, New York                                             COMERICA, Inc., Detroit, Michigan. COMERICA, Inc. is a bank.
Charles L. Mehlhouse               54      Vice President      Vice President of Advisers; prior to March 1996 Portfolio
5500 Wayzata Boulevard                                         Manager to Marshall & Ilsley Bank Corporation.
Golden Valley, Minnesota
Kevin J. Michels                   45      Vice President      Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                                      President, Administration, Fortis Asset Management.
New York, New York
Christopher J. Pagano              33      Vice President      Vice President of Advisers; prior to March 1996, Government
One Chase Manhattan Plaza                                      Strategist for Merrill Lynch, New York, N.Y.
New York, New York
Stephen M. Rickert                 53      Vice President      Vice President of Advisers (since August, 1995) and
One Chase Manhattan Plaza                                      Corporate Bond Analyst, Fortis Asset Management; from
New York, New York                                             August, 1993 to April, 1994, Corporate Bond Analyst, Dillon,
                                                               Read & Co., Inc., New York, NY; prior to June, 1992,
                                                               Corporate Bond Analyst, Western Asset Management, Los
                                                               Angeles, CA.
Keith R. Thomson                   59      Vice President      Vice President of Advisers.
5500 Wayzata Boulevard
Golden Valley, Minnesota
Christopher J. Woods               36      Vice President      Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                                      President, Fixed Income, Fortis Asset Management; prior to
New York, New York                                             November, 1992, Head of Fixed Income, The Police and
                                                               Firemen's Disability and Pension Fund of Ohio, Columbus, OH.
Robert W. Beltz, Jr.               47      Vice President      Vice President--Mutual Fund Operations of Advisers and
500 Bielenberg Drive                                           Investors.
Woodbury, Minnesota
Tamara L. Fagely                   38      Vice President      Second Vice President of Advisers and Investors.
500 Bielenberg Drive                       and Treasurer
Woodbury, Minnesota
David A. Peterson                  54      Vice President      Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                           Benefits Insurance Company.
Woodbury, Minnesota
Scott R. Plummer                   37      Vice President      Second Vice President, Corporate Counsel and Assistant
500 Bielenberg Dr.                                             Secretary to Advisers; prior to September 1993, Attorney,
Woodbury, Minnesota                                            Zelle & Larson, Minneapolis, MN
Rhonda J. Schwartz                 39      Vice President      Senior Vice President, General Counsel, and Secretary of
500 Bielenberg Drive                                           Advisers; Senior Vice President and General Counsel--Life
Woodbury, Minnesota                                            and Investment Products, Fortis Benefits Insurance Company
                                                               and Vice President and General Counsel, Life and Investment
                                                               Products, Time Insurance Company; from 1993 to January 1996,
                                                               Vice President, General Counsel, Fortis, Inc.; prior to
                                                               1993, Attorney, Norris, McLaughlin & Marcus, Somerville, NJ.
Michael J. Radmer                  52      Secretary           Partner, Dorsey & Whitney LLP, the Fund's General Counsel.
220 South Sixth Street
Minneapolis, Minnesota

------------------------------------------------
*Mr. Kopperud  is an  "interested person"  (as defined  under the  1940 Act)  of
 Fortis Series, Advisers, and Investors primarily because he is an officer and a director of each. Mr. Freedman is an "interested person" of Fortis Series, Advisers, and Investors because he is Chairman and Chief Executive Officer of Fortis, Inc. ("Fortis"), the parent company of Advisers and indirect parent company of Investors, and a Managing Director of Fortis International, N. V., the parent company of Fortis.
------------------------------------------------

The following table sets forth the aggregate compensation received by each director during the fiscal year ended December 31, 1996, as well as the total compensation received by each director from Fortis Series and all other open-end investment companies managed by Advisers during the fiscal year ended December 31, 1996. Neither Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of Fortis Series received compensation from Fortis Series during the fiscal year ended December 31, 1996.

                                                TOTAL COMPENSATION
                                 AGGREGATE      FROM FUND COMPLEX
                               COMPENSATION      PAID TO DIRECTOR
         DIRECTOR            FROM THE COMPANY          (1)
------------------------------------------------------------------
Richard W. Cutting               $   6,900          $   30,800
Dr. Robert M. Gavin                  6,900              30,800
Jean L. King                         6,900              30,800
Edward M. Mahoney                    6,900              30,800
Robb L. Prince                       6,900              30,800
Leonard J. Santow                    6,846              30,200
Joseph M. Wikler                     6,900              30,800

--------------------------
(1) Includes aggregate compensation paid by Fortis Series and all 9 other Fortis Funds paid to the director.

As of March 31, 1997, less than 1% of the outstanding shares of Fortis Series were attributable to Contracts owned of record or beneficially by the directors and executive officers as a group; the directors and executive officers otherwise do not own any of the outstanding shares of Fortis Series. Directors Kopperud, Mahoney, Prince, and Gavin are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of Fortis Series since Fortis Series began business in 1986. Investors acts as Fortis Series' underwriter. Both act as such pursuant to written agreements periodically approved by the directors or shareholders of Fortis Series. The address of both Advisers and Investors is P.O. Box 64284, St. Paul, MN 55164.

As of December 31, 1996, Advisers managed twenty-nine investment company portfolios with combined net assets of approximately $4,834,580,000, and one private account with net assets of approximately $19,910,000. As of December 31, 1996, the investment company portfolios had an aggregate of 253,742 shareholders.

During the fiscal years ended December 31, 1994, 1995, and 1996, the Series paid investment advisory and management fees to Advisers as described in the following table.

                                                    YEAR ENDED DECEMBER 31,
                                                -------------------------------
SERIES                                            1994       1995       1996
----------------------------------------------  ---------  ---------  ---------
Money Market..................................  $ 118,752  $ 122,669  $ 157,756
U.S. Government Securities....................    952,432    809,341    786,612
Diversified Income............................    489,311    486,523    503,938
Global Bond...................................         --     72,526    131,386
High Yield....................................     29,992    105,511    171,148
Asset Allocation..............................  1,205,808  1,484,851  1,794,647
Global Asset Allocation.......................         --    107,500    258,678
Value Series..................................         --         --     32,997
Growth & Income...............................     38,143    247,814    660,575
S&P 500 Index.................................         --         --     34,900
Blue Chip Stock...............................         --         --     66,780
Global Growth.................................    833,424  1,210,019  1,888,142
Growth Stock..................................  2,140,994  2,873,197  3,734,829
International Stock...........................         --    102,257    317,951
Aggressive Growth.............................     30,188    197,016    535,835

During the fiscal year ended December 31, 1996, Advisers paid advisory fees to the sub-advisers in the amount of $61,272 for the Global Bond Series, $144,079 for the Global Asset Allocation Series, $14,834 for the S&P 500 Index Series, $37,202 for the Blue Chip Stock Series, and $168,327 for the International Stock Series.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

Fortis, located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $100 billion in assets worldwide and is in turn a wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").

AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG ("Group AG"). AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

                                                          POSITION WITH
        NAME               POSITION WITH ADVISERS           INVESTORS
Dean C. Kopperud       Chief Executive Officer and     President and
                       Director                        Director
Gary N. Yalen          President, Chief Investment     n/a
                       Officer and Director
James S. Byrd          Executive Vice President        n/a
Stephen M. Poling      Executive Vice President and    Executive Vice
                       Director                        President
Howard G. Hudson       Executive Vice President        n/a
Debra L. Foss          Senior Vice President           n/a
Jon H. Nicholson       Senior Vice President           Senior Vice
                                                       President and
                                                       Director
Dennis M. Ott          Senior Vice President           n/a
Rhonda J. Schwartz     Senior Vice President, General  n/a
                       Counsel and Secretary
Robert W. Beltz, Jr.   Vice President                  Vice President
Thomas D. Gualdoni     Vice President                  Vice President
Robert C. Lindberg     Vice President                  n/a
Keith R. Thomson       Vice President                  n/a
Richard P. Roche       Vice President                  n/a
Nicholas L.M.          Vice President                  n/a
DePeyster
Charles L. Dudley      Vice President                  n/a
Maroun M. Hayek        Vice President                  n/a
Kevin J. Michels       Vice President                  n/a
Charles Mehlhouse      Vice President                  n/a
Chris Pagano           Vice President                  n/a
Stephen M. Rickert     Vice President                  n/a
Christopher J. Woods   Vice President                  n/a
John E. Hite           2nd Vice President, Corporate   2nd Vice President
                       Counsel and Assistant
                       Secretary
Scott R. Plummer       2nd Vice President, Corporate   Corporate Counsel
                       Counsel and Assistant
                       Secretary
Carol M. Houghtby      2nd Vice President and          Treasurer
                       Treasurer
Tamara L. Fagely       2nd Vice President              2nd Vice President
Barbara W. Kirby       2nd Vice President              2nd Vice President
David C. Greenzang     Money Market Portfolio Officer  n/a

                                                          POSITION WITH
        NAME               POSITION WITH ADVISERS           INVESTORS
Michael D. O'Connor    Qualified Plan Officer          n/a
Barbara J. Wolf        2nd Vice President and Trading  n/a
                       Officer
Joanne M. Herron       Assistant Treasurer             Assistant Treasurer
Sharon R. Jibben       Assistant Secretary             n/a
Mark J. Cadalbert      n/a                             Compliance Officer

Messrs. Kopperud, Yalen, and Poling are the Directors of Advisers.

All of the above persons reside or have offices in the Minneapolis/St. Paul area, except Messrs. Yalen, Hudson, De Peyster, Dudley, Hayek, Lindberg, Mehlhouse, Michels, Pagano, Rickert, Woods and Greenzang, who are located in New York City.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Advisers acts as investment adviser and manager for the Growth Stock, U.S. Government, Diversified Income, Money Market, Asset Allocation and Global Growth Series under an Investment Advisory and Management Agreement dated May 1, 1992 (the "1992 Agreement"), which became effective the same date following approval by the shareholders thereof on April 21, 1992. The 1992 Agreement became effective with respect to Global Growth Series on May 1, 1992, following approval by its then sole shareholder on the same date. Advisers also acts as investment adviser and manager of High Yield Series, Growth & Income Series, and Aggressive Growth Series under an Investment Advisory and Management Agreement dated May 1, 1994 (the "1994 Agreement"), following approval by their then respective sole shareholders. Advisers also acts as investment adviser and manager of Global Bond Series, Global Asset Allocation Series, and International Stock Series under an Investment Advisory and Management Agreement dated December 8, 1994 (the "1995 Agreement"), which became effective on January 3, 1995, following approval by their then respective sole shareholders. Advisers also acts as investment adviser and manager of Value, S&P 500 Index, and Blue Chip Stock Series under an Investment Advisory and Management Agreement dated March 22, 1996 (the "1996 Agreement"), which became effective May 1, 1996 following approval thereof by their respective sole shareholders. (The 1992 Agreement, the 1994 Agreement, 1995 Agreement and 1996 Agreement are collectively referred to below as the "Agreements.") The 1992 Agreement will be submitted to holders of Global Growth Series for approval at the next shareholders meeting of Fortis Series. The Agreements were last approved by the Board of Directors (including a majority of the directors who are not parties to the Agreements or interested persons of the Agreements) on December 5, 1996. The Agreements will terminate automatically in the event of their assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular Series, by vote of a majority of the outstanding voting securities of the applicable Series, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to Fortis Series. Unless sooner terminated, each Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular Series, by vote of a majority of the outstanding voting securities of the applicable Series, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

The Agreements collectively provide for an investment advisory and management fee calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of each Series net assets) as the Series grows. As of December 31, 1996, the Series' net assets totaled approximately $61,906,000 for Money Market Series, $161,678,000 for U.S. Government Securities Series, $105,831,000 for Diversified Income Series,
$20,228,000 for Global Bond Series, $42,578,000 for High Yield Series, $397,712,000 for Asset Allocation Series, $37,307,000 for Global Asset Allocation Series, $13,951,000 for Value Series, $134,932,000 for Growth & Income Series, $21,979,000 for S&P 500 Index Series, $17,606,000 for Blue Chip Stock Series, $319,831,000 for Global Growth Series, $661,217,000 for Growth Stock Series, $52,331,000 for International Stock Series, and $96,931,000 for Aggressive Growth Series.

                                                                 ANNUAL
                                                               INVESTMENT
                                                              ADVISORY AND
           SERIES                  AVERAGE NET ASSETS        MANAGEMENT FEE

Money Market Series           For the first $500 million          .30%
                              For assets over $500 million        .25%

U.S. Government Securities    For the first $50 million           .50%
Series                        For assets over $50 million         .45%

Diversified Income Series     For the first $50 million           .50%
                              For assets over $50 million         .45%

Global Bond Series            For the first $100 million          .75%
                              For assets over $100 million        .65%

High Yield Series             For the first $250 million          .50%
                              For assets over $250 million        .45%

Asset Allocation Series       For the first $250 million          .50%
                              For assets over $250 million        .45%

Global Asset Allocation       For the first $100 million          .90%
Series                        For assets over $100 million        .85%

Value                         For the first $100,000,000          .70%
                              For assets over $100,000,000        .60%

Growth & Income Series        For the first $100 million          .70%
                              For assets over $100 million        .60%

S&P 500 Index                 All levels of assets                .40%

Blue Chip Stock               For the first $100,000,000          .90%
                              For assets over $100,000,000        .85%

Growth Stock Series           For the first $100 million          .70%
                              For assets over $100 million        .60%

Global Growth Series          For the first $500 million          .70%
                              For assets over $500 million        .60%

International Stock Series    For the first $100 million          .85%
                              For assets over $100 million        .80%

Aggressive Growth Series      For the first $100 million          .70%
                              For assets over $100 million        .60%

Advisers pays the advisory fees of the investment sub-advisers of the Series. In addition, Advisers, at its own expense, furnishes suitable office space, facilities, equipment, administrative services, and clerical and other personnel as may be required for the management of the affairs and business of Fortis Series, and acts as Fortis Series' registrar, transfer agent, and dividend disbursing agent. Fortis Series pays all its expenses which are not expressly assumed by Advisers or Investors. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of Fortis Series who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Series and its shares for distribution under Federal securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing Contract owners, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders and Contract owners, shareholders' meetings, and proxy solicitations. Fortis Series is also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. Fortis Series may have an obligation to indemnify its directors and officers with respect to such litigation.

Advisers bears the costs of acting as Fortis Series transfer agent, registrar, and dividend agent. Investors has agreed to pay all expenses of distributing Fortis Series' shares, including, but not limited to, costs of printing and distributing prospectuses to new Contract owners. Pursuant to a separate Distribution Agreement between Fortis Benefits and investors, Fortis Benefits reimburses Investors for these costs and expenses with respect to variable life insurance policies issued by Fortis Benefits or pays them on Investors' behalf.

From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                           ANNUAL SUB-
          SERIES             SUB-ADVISER               ASSETS             ADVISORY FEE
Global Bond Series          Warburg         For the first $100 million          .350   %
                                            For assets over $100 million        .225   %

Global Asset Allocation     Morgan Stanley  For the first $100 million          .500   %
Series                                      For assets over $100 million        .400   %

S&P 500 Index Series        Dreyfus         All levels of assets                .170   %

Blue Chip Stock Series      T. Rowe Price   For the first $100,000,000          .500   %
                                            For assets over $100,000,000        .450   %

International Stock Series  Lazard Freres   For the first $100 million          .450   %
                                            For assets over $100 million        .375   %

Out of its advisory fee, but not in excess thereof, Advisers agreed to reimburse Value, S&P 500 Index, and Blue Chip Stock Series for their expenses, until their net assets first reach $10 million, to the extent that the expenses of the applicable Series (including the investment advisory fees, but excluding interest, taxes, brokerage fees, and commissions) exceed an amount equal, on an annual basis, to 1.25%, 1.25%, and 1.25%, respectively, of the average daily net assets of the applicable Series. Because assets have exceeded $10 million, that agreement has lapsed. In addition to this expense reimbursement, Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to Fortis Series.

Expenses that relate exclusively to a particular Series, such as custodian charges and registration fees for shares, are charged to that Series. Other expenses of Fortis Series are allocated between the Series in an equitable manner as determined by officers of Fortis Series under the supervision of the Board of Directors, usually on the basis of net assets or number of contract holders.

Under the 1992, 1994 and 1996 (as to Value Series) Agreements, Advisers, as investment adviser to Fortis Series, has the sole authority and responsibility to make and execute investment decisions for Fortis Series within the framework of Fortis Series' investment policies, subject to review by the Board of Directors. Advisers also furnishes Fortis Series with all required management services, facilities, equipment, and personnel.

Although investment decisions for each Series are made independently from those of the other Series or those of other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one Series, fund, or account. If and when two or more Series, funds, or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each Series, fund, or account. The simultaneous purchase or sale of the same securities by a Series and another Series, fund, or account may have a detrimental effect on the Series, as this may affect the price paid or received by the Series or the size of the position obtainable by the Series.

SUB-ADVISORY AGREEMENTS

Global Bond Series, Global Asset Allocation Series, International Stock Series, S&P 500 Index Series, and Blue Chip Stock Series have retained sub-advisers under investment sub-advisory agreements (the five sub-advisory agreements are collectively referred to as the "Sub-Advisory Agreements"). Each of the Sub-Advisory Agreements will terminate automatically upon the termination of the Investment Advisory and Management Agreement between Fortis Series and Advisers, and in the event of its assignment. In addition, the Sub-Advisory Agreements are terminable at any time, without penalty, by the Board of Directors of Fortis Series, by Advisers or by a vote of the majority of the applicable Series' outstanding voting securities on 60 days' written notice to such Series' sub-adviser and by a sub-adviser on 60 days' written notice to Advisers. Unless sooner terminated, the Sub-Advisory Agreements shall continue in effect from year to year if approved at least annually by the Board of Directors of Fortis Series or by a vote of a majority of the outstanding voting securities of the applicable Series, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Sub-Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

Advisers, or if applicable a sub-adviser, is responsible for decisions to buy and sell securities for the Series, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any, subject to Advisers' general control. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Series. The Series which buy fixed income securities, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of Advisers, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers or a sub-adviser. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers and the sub-advisers to supplement their own investment research activities and to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Series. To the extent such commissions are directed to these other broker-dealers who furnish research services, Advisers or a sub-adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Series from these commissions. Most research services obtained by Advisers or a sub-adviser generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

Neither Advisers nor any sub-adviser has entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fortis Series transactions in exchange for research services provided Advisers, except as noted below. However, Advisers and each of the sub-advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fortis Series business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers (or the sub-advisers) will authorize Fortis Series to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers (or the sub-advisers) determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers (or the sub-advisers) exercises investment discretion. Generally, Fortis Series pays higher commissions than the lowest rates available. Morgan Stanley has agreements in place with several broker-dealers that relate to equity trades directed by Morgan Stanley. Under these agreements, the brokers pay for services which assist the investment manager (Morgan Stanley) in making investment decisions. The brokers are obligated to achieve best execution and the commission rates charged by the brokers are comparable to those charged by brokers with which there is no such agreement.

Under the 1940 Act, no Series may purchase portfolio securities from any underwriting syndicate of which an affiliate of the Adviser or a sub-adviser is a member, except under certain limited conditions set forth in Rule 10f-3 under the 1940 Act. The Rule sets forth requirements relating to, among other things, the terms of an issue of securities purchased by a Series, the amount of securities that may be purchased in any one issue, and the assets of a Series that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors of Fortis Series, including a majority of the members thereof who are not interested persons of Fortis Series.

Portfolio transactions may be effected through affiliates of the sub-advisers. Prior to executing any such transactions, the Board of Directors of Fortis Series will adopt policies incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Rule also contains review requirements and requires that reports be furnished to the Board of Directors and that records be maintained in connection with such reviews.

During the fiscal year ended December 31, 1996, for Asset Allocation Series, brokerage commissions totaled $216,651, amounting to 0.06% of average net assets and resulting in an average commission rate paid of $0.0748 (calculated by dividing the total brokerage commissions paid on applicable purchases and sales of securities for the period by the total number of related shares purchased and sold). For Global Asset Allocation Series, brokerage commissions totaled $29,730, amounting to 0.10% of average net assets and resulting in an average commission rate paid of $0.0412. For Value Series, brokerage commissions totaled $20,397, amounting to 0.29% of average net assets and resulting in an average commission rate paid of $0.0556. For Growth & Income Series, brokerage commissions totaled $112,773, amounting to 0.12% of average net assets and resulting in an average commission rate paid of $0.0688. For S&P 500 Index Series, brokerage commissions totaled $19,233, amounting to 0.15% of average net assets and resulting in an average commission rate paid of $0.0477. For Blue Chip Stock Series, brokerage commissions totaled $12,981, amounting to 0.12% of average net assets and resulting in an average commission rate paid of $0.0329. For Global Growth Series, brokerage commissions totaled $272,063, amounting to 0.10% of average net assets and resulting in an average commission rate paid of $0.0295. For Growth Stock Series, brokerage commissions totaled $323,731, amounting to 0.05% of average net assets and resulting in an average commission rate paid of $0.0728. For International Stock Series, brokerage commissions totaled $126,800, amounting to 0.34% of average net assets and resulting in an average commission rate paid of $0.0363. For Aggressive Growth Series, brokerage commissions totaled $50,376, amounting to 0.07% of average net assets and resulting in an average commission rate paid of $0.0692.

For Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series, and Aggressive Growth Series transactions having an aggregate dollar value of approximately $624,498,000, $580,600,000, $353,365,000, $47,078,000, $164,917,000, $737,208,000, $26,992,000, $1,071,000,
$18,583,000,  $952,000,  $926,000,  $61,180,000,  $226,224,000,  $3,476,000, and
$53,958,000, respectively, were traded at net prices including a spread or markup.

During the fiscal year ended December 31, 1996, virtually all of the $216,651 paid in commissions by the Asset Allocation Series in connection with the transactions having an aggregate value of $111,927,000, or 0.19% of such transactions, the $29,730 paid in commissions by the Global Asset Allocation Series in connection with the transactions having an aggregate value of $9,518,000, or 0.31% of such transactions, the $20,397 paid in commissions by the Value Series in connection with the transactions having an aggregate value of $14,917,000, or 0.14% of such transactions, the $112,773 paid in commissions by the Growth & Income Series in connection with the transactions having an aggregate value of $60,009,000, or 0.19% of such transactions, the $19,233 paid in commissions by the S&P 500 Index Series in connection with the transactions having an aggregate value of $20,032,000, or 0.10% of such transactions, the $12,981 paid in commissions by the Blue Chip Stock Series in connection with the transactions having an aggregate value of $16,297,000, or 0.08% of such transactions, the $272,063 paid in commissions by the Global Growth Series in connection with the transactions having an aggregate value of $86,103,000, or 0.32% of such transactions, the $323,731 paid in commissions by the Growth Stock Series in connection with the transactions having an aggregate value of $146,977,000, or 0.22% of such transactions, the $126,800 paid in commissions by the International Stock Series in connection with the transactions having an aggregate value of $41,292,000, or 0.31% of such transactions, the $50,376 paid in commissions by the Aggressive Growth Series in connection with the transactions having an aggregate value of $13,766,000, or 0.37% of such transactions, were paid to broker-dealers who furnished investment research to Advisers, as outlined above.

The Series' acquisitions during the fiscal year ended December 31, 1996, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities is presented below:

                                                               VALUE OF
                                                           SECURITIES OWNED
                                                           AT END OF PERIOD
NAME OF ISSUER                                                    ($)
---------------------------------------------------------  -----------------
Money Market
  Ford Motor Credit Co...................................    $   2,597,194
  Merrill Lynch, Pierce, Fenner & Smith Inc..............        2,974,894
  IBM Credit Corp........................................        2,981,485
  General Electric Credit Corp...........................        2,946,549
  Household Finance Corp.................................        1,971,852
  American General Finance Corp..........................        2,688,075
  Commercial Credit Co...................................        1,891,450
  Prudential Funding Corp................................        2,844,857
  First Bank (N.A.) Minneapolis..........................        1,789,000
U.S. Government Securities
  First Bank (N.A.) Minneapolis..........................        5,283,000
Diversified Income
  First Bank (N.A.) Minneapolis..........................          209,000
  Donaldson, Lufkin & Jenrette Sec.......................        4,238,673
  Merrill Lynch, Pierce, Fenner & Smith..................        4,775,040
  Morgan Stanley & Co., Inc..............................          577,031
  Lehman Brothers, Inc...................................        1,608,483
  J.P. Morgan & Co., Inc.................................          972,081
  Salomon Brothers, Inc..................................          488,247
High Yield
  First Bank (N.A.) Minneapolis..........................          903,000
Asset Allocation
  First Bank (N.A.) Minneapolis..........................       16,126,000
  Donaldson, Lufkin & Jenrette Sec.......................        8,499,747
  Merrill Lynch, Pierce, Fenner & Smith..................        1,620,500
  Morgan Stanley & Co., Inc..............................          528,945
  Lehman Brothers, Inc...................................        2,680,805
  Salomon Brothers, Inc..................................        1,952,990

                                                               VALUE OF
                                                           SECURITIES OWNED
                                                           AT END OF PERIOD
NAME OF ISSUER                                                    ($)
---------------------------------------------------------  -----------------
Value
  First Bank (N.A.) Minneapolis..........................    $     659,700
  Merrill Lynch, Pierce, Fenner & Smith..................           61,125
Global Asset Allocation..................................
  First Bank (N.A.)Minneapolis...........................        4,946,490
Growth & Income
  First Bank (N.A.) Minneapolis..........................        6,044,000
S&P 500 Index
  First Bank (N.A.) Minneapolis..........................           34,125
  Merrill Lynch, Pierce, Fenner & Smith..................           48,900
  Morgan Stanley & Co., Inc..............................           34,275
  Salomon Brothers, Inc..................................           18,850
  J.P. Morgan & Co., Inc.................................           48,813
  Banker's Trust Co......................................           17,250
  Nations Bank...........................................          136,850
Blue Chip Stock
  Chase Manhattan Corp...................................          187,425
  Nations Bank...........................................          127,075
Global Growth
  First Bank (N.A.) Minneapolis..........................        5,373,000
Growth Stock
  First Bank (N.A.) Minneapolis..........................       31,938,595
International Stock......................................
  First Bank (N.A.)Minneapolis...........................          192,822
Aggressive Growth
  First Bank (N.A.) Minneapolis..........................        4,688,000

Fortis Advisers, Inc. has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security.

Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating portfolio.

Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include:
(i) the cash position of the portfolios involved in the transaction; and (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective.

--------------------------------------------------------------------------------

CAPITAL STOCK

Fortis Series' shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

On March 31, 1997, no person to Fortis Series' knowledge owned beneficially as much as 5% of the outstanding Shares of any Series.

Fortis Series currently has fifteen Series, each constituting a separate series of shares. Under Fortis Series' Articles of Incorporation, the Board of Directors is authorized to create new series in addition to those already existing without the approval of the shareholders of Fortis Series. Each share of stock will have a pro-rata interest in the assets of the Series to which the stock of that series relates and will have no interest in the assets of any other Series. In the event of liquidation, each share of a Series would have the same rights to dividends and assets as every other share of that Series.

Each share of a Series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Series' shares. On some issues, such as the election of directors, all shares of Fortis Series vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

On an issue affecting only a particular Series, the shares of the affected Series vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Series. In voting on the Agreement, approval of the Agreement by the shareholders of a particular Series would make the Agreement effective as to that Series whether or not it had been approved by the shareholders of the other Series. (Although Fortis Benefits and First Fortis are the only shareholders of record of each Series, all shares held by them will generally be voted in accordance with the instructions of the Contract owners. See "Voting Privileges" below.)

Fortis Series is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of Fortis Series may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Fortis Series. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at Fortis Series' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

COMPUTATION OF NET ASSET VALUE AND PRICING

On December 31, 1996, the Series' net asset values per share was calculated as follows:

                               MONEY MARKET SERIES

Net Assets       ($61,906,351)
--------------------------                =  Net Asset Value Per Share ($10.94)
Shares Outstanding (5,656,757)

                        U.S. GOVERNMENT SECURITIES SERIES

Net Assets      ($161,677,973)
--------------------------                =  Net Asset Value Per Share ($10.57)
Shares Outstanding (15,296,587)

                            DIVERSIFIED INCOME SERIES

Net Assets      ($105,830,600)
--------------------------                =  Net Asset Value Per Share ($11.70)
Shares Outstanding (9,046,813)

                                GLOBAL BOND SERIES

Net Assets       ($20,227,621)
--------------------------                =  Net Asset Value Per Share ($11.11)
Shares Outstanding (1,820,600)

                                HIGH YIELD SERIES

Net Assets       ($42,578,060)
--------------------------                =  Net Asset Value Per Share ($9.83)
Shares Outstanding (4,333,334)

                             ASSET ALLOCATION SERIES

Net Assets      ($397,712,333)
--------------------------                =  Net Asset Value Per Share ($16.99)
Shares Outstanding (23,404,342)

                          GLOBAL ASSET ALLOCATION SERIES

Net Assets       ($37,307,032)
--------------------------                =  Net Asset Value Per Share ($12.34)
Shares Outstanding (3,022,304)

                                   VALUE SERIES

Net Assets       ($13,951,475)
--------------------------                =  Net Asset Value Per Share ($11.38)
Shares Outstanding (1,226,043)

                              GROWTH & INCOME SERIES

Net Assets      ($134,932,205)
--------------------------                =  Net Asset Value Per Share ($15.16)
Shares Outstanding (8,898,856)

                               S&P 500 INDEX SERIES

Net Assets       ($21,978,589)
--------------------------                =  Net Asset Value Per Share ($11.47)
Shares Outstanding (1,916,785)

                              BLUE CHIP STOCK SERIES

Net Assets       ($17,606,158)
--------------------------                =  Net Asset Value Per Share ($11.67)
Shares Outstanding (1,508,633)

                               GLOBAL GROWTH SERIES

Net Assets      ($319,830,721)
--------------------------                =  Net Asset Value Per Share ($19.00)
Shares Outstanding (16,836,922)

                               GROWTH STOCK SERIES

Net Assets      ($661,217,042)
--------------------------                =  Net Asset Value Per Share ($32.59)
Shares Outstanding (20,286,628)

                            INTERNATIONAL STOCK SERIES

Net Assets       ($52,331,341)
--------------------------                =  Net Asset Value Per Share ($12.44)
Shares Outstanding (4,206,065)

                             AGGRESSIVE GROWTH SERIES

Net Assets       ($96,930,763)
--------------------------                =  Net Asset Value Per Share ($13.62)
Shares Outstanding (7,116,883)

The primary close of trading currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of Fortis Series after the beginning of each day the New York Stock Exchange (the "Exchange") is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

Generally, the net asset value of each Series' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the portfolio securities will not materially affect the current net asset value of the Series' shares; or (ii) on days during which no such Series' shares are tendered for redemption and no orders to purchase or sell such Series' shares are received by Fortis Series.

REDEMPTION

The right of the Separate Account to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the Exchange is restricted as determined by the Securities and Exchange Commission or when such Exchange is closed (other than customary weekend or holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Series' securities or determination of the net asset value of each Series is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Series.

Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by Fortis Series of securities owned by it is not reasonably practicable, or it is not reasonably practicable for Fortis Series fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Fund will not redeem shares: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

TAXATION

Each Series of Fortis Series then in existence qualified in 1996, and each Series intends to continue to qualify (or to initially qualify, if applicable), as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As long as each such Series so qualifies, the Series is not taxed on the income it distributes to the shareholders. Generally, in order to qualify as a regulated investment company, a Series must derive at least 90 percent of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities or other income derived with respect to its investing in such stock or securities. In addition, less than 30 percent of its income may be derived from sales of stock or securities held for less than three months. Being qualified as a regulated investment company does not mean that the Internal Revenue Service supervises Fortis Series or approves its policies.

Under the Code, each Series of Fortis Series will generally be treated as a separate entity for federal tax purposes. Therefore, each Series will be treated separately in determining whether it qualifies as a regulated investment company and in determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve each Series of Fortis Series of any federal income tax liability.

Pursuant to the Code, each Series will be subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which a Series pays income tax. In order to avoid the imposition of this excise tax, each Series generally must declare dividends by the end of a calendar year representing 98 percent of the Series' ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

The Code imposes certain diversification requirements on the investments of segregated asset accounts underlying variable annuity and life insurance contracts. Treasury Regulations interpret those requirements. Under the Code and the Regulations, if a variable contract is based in part or in whole on a segregated asset account that fails to meet the diversification standards, the variable contract will not be treated as an annuity or life insurance contract for federal income tax purposes. As a consequence, the income on the contract for any taxable year, whether or not distributed, will be treated as ordinary income received by the Contract owner during such year.

As a general rule, each Series of Fortis Series may invest not more than 55% of the value of its total assets in the securities of a single issuer, not more than 70% of the value of its total assets in the securities of any two issuers, not more than 80% of the value of its total assets in the securities of any three issuers, and not more than 90% of the value of its total assets in the securities of any four issuers. Under the Code and the Regulations, for purposes of the diversification tests, the securities of each agency or instrumentality of the U.S. government are considered the securities of a separate issuer. Each Series intends to satisfy either the diversification test described above or an alternative diversification test provided by the Code, so that the variable contracts invested in each Series will be treated as variable contracts under the Code and the income earned with respect to the contracts will not be currently taxable to the Contract owners.

If a Series invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of such Series. Generally, original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Series acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Series' hands, equal to the difference between the "adjusted issue price" of the bond at the time the Series acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Series is required to accrue as ordinary interest income a portion of such original issue discount even though such Series receives no cash currently as interest payments on the obligation. Similarly, in the case of PIKs, Series are required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIKs, even though they receive no cash.

Because each Series is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIKs) in order to be taxed as a regulated investment company, a Series having such income may be required to distribute an amount greater than the total cash income the Series actually receives. Accordingly, in order to make the required distribution, the Series may be required to borrow or liquidate securities. The extent to which the Series may liquidate securities at a gain may be limited by the requirement that generally less than 30% of its gross income (on an annual basis) consists of gains from the sale of securities held for less than three months.

For Federal income tax purposes the Series had the following capital loss carryovers at December 31, 1996, which, if not offset by subsequent capital gains, will expire in 1997 through 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.

Money Market Series.....................     $100,451
U.S. Government Securities Series.......   20,813,645
Diversified Income Series...............    9,784,542
High Yield Series.......................    1,195,344
Growth & Income Series..................      471,870
Global Growth Series....................   16,910,994
Growth Stock Series.....................    4,674,117
Aggressive Growth Series................    6,285,384

UNDERWRITER

On December 5, 1996, the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) last approved the Underwriting Agreement with Investors dated May 1, 1994, which became effective May 1, 1994. This Underwriting Agreement may be terminated by Fortis Series or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement requires Investors to pay all promotional expenses in connection with the distribution of the Fortis Series' shares, including paying for printing and distributing prospectuses and shareholder reports to new Policy owners, and the costs of sales literature. Pursuant to a separate distribution agreement between Fortis Benefits and Investors, Fortis Benefits reimburses Investors for these expenses or pays them on Investors' behalf, to the extent they involve shares issued to fund variable life insurance policies issued by Fortis Benefits.

In the Underwriting Agreement, Investors undertakes to indemnify Fortis Series against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon Fortis Series in any way arising out of or in connection with the sale or distribution of the Fortis Series' shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with Fortis Series but not with Investors.

PERFORMANCE

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           ERV-P
CTR   =   ( ---- ) 100
             P

Where:   CTR   =   Cumulative total return;
         ERV   =   ending  redeemable value at the  end of the period
                   of a  hypothetical  $1,000  payment  made  at  the
                   beginning of such period; and
         P     =   initial payment of $1,000

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n   =   ERV

Where:   P     =   a hypothetical initial payment of $1,000
         T     =   average annual total return;
         n     =   number of years; and
         ERV   =   ending redeemable value at  the end of the  period
                   of  a  hypothetical  $1,000  payment  made  at the
                   beginning of such period.

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                    (a-b)
YIELD = 2       [    ---   +1    ]     6    -1
                     cd

Where:  a  =  dividends and interest earned during the period;
        b  =  expenses   accrued   for   the   period   (net  of
              reimbursements);
        c  =  the average  daily  number of  shares  outstanding
              during  the period  that were  entitled to receive
              dividends; and
        d  =  the maximum offering price  per share on the  last
              day of the period. q

Current yield (calculated over a seven-day period) is a percentage computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent. Effective yield (calculated over a seven-day period) is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

Effective Yield =   [   (Base Period Return   +1)  365/7  ]   -1

The Series also may quote annual yield figures, calculated similarly to the above methods.

Current yield information is useful in reviewing performance, but because current yield will fluctuate, (1) such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time and may be insured and (2) the current yield is not necessarily representative of future results.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE
                                                                   1ST
SERIES                                     1 YEAR    5 YEARS    OFFERING
----------------------------------------  --------   --------   ---------
U.S. Government Securities..............     2.21 %     5.70 %   7.12%(1)
Diversified Income......................     4.15 %     6.92 %   8.55%(2)
Global Bond.............................     3.15 %    N/A      10.89%(3)
High Yield..............................    10.52 %    N/A       8.28%(4)
Asset Allocation........................    12.50 %     9.94 %  10.07%(5)
Global Asset Allocation.................    12.72 %    N/A      15.12%(6)
Value...................................    N/A        N/A      11.49%(7)
Growth & Income.........................    21.51 %    N/A      19.36%(8)
S&P 500 Index...........................    N/A        N/A      14.29%(9)
Blue Chip Stock.........................    N/A        N/A      16.24%10
Global Growth...........................    19.10 %    N/A      15.65%11
Growth Stock............................    16.41 %    10.09 %  11.75%1
International Stock.....................    14.02 %    N/A      14.23%12
Aggressive Growth.......................     7.64 %    N/A      12.58%13

--------------------------
 (1)The Average Annual total return for the U.S. Government Securities Series and Growth Stock Series from the first offering on March 24, 1987 through December 31, 1996.
 (2)The average annual total return for the Diversified Income Series from first offering on May 2, 1988 through December 31, 1996.
 (3)The average annual total return for the Global Bond Series from first offering on January 3, 1995, through December 31, 1996.
 (4)The average annual total return for the High Yield Series from first offering on May 2, 1994 through December 31, 1996.
 (5)The average annual total return for the Asset Allocation Series from first offering on May 1, 1987 through December 31, 1996.
 (6)The average annual total return for the Global Asset Allocation Series from first offering on January 3, 1995, through December 31, 1996.
 (7)The total return for the Value Series from first offering on May 1, 1996 through December 31, 1996.
 (8)The average annual total return for the Growth & Income Series from first offering on May 2, 1994 through December 31, 1996.
 (9)The total return for the S&P 500 Index Series from first offering on May 1, 1996 through December 31, 1996.
10The  total return for the Blue Chip Stock Series from first offering on May 1,
  1996 through December 31, 1996.
11The average  annual total  return  for the  Global  Growth Series  from  first offering on May 1, 1992 through December 31, 1996.
12The  average annual total return for the International Stock Series from first offering on January 3, 1995, through December 31, 1996.
13The average annual total return for the Aggressive Growth Series from first offering on May 2, 1994 through December 31, 1996.

                            CUMULATIVE TOTAL RETURNS

                                                                 SINCE
                                                                  1ST
SERIES                                     1 YEAR    5 YEARS    OFFERING
----------------------------------------  --------   --------   --------
U.S. Government Securities..............     2.21 %    31.95 %    95.88 %(1)
Diversified Income......................     4.15 %    39.76 %   103.59 %(2)
Global Bond.............................     3.15 %    N/A        22.89 %(3)
High Yield..............................    10.52 %    N/A        23.66 %(4)
Asset Allocation........................    12.50 %    60.62 %   153.62 %(5)
Global Asset Allocation.................    12.72 %    N/A        32.42 %(6)
Value...................................    N/A        N/A        11.49 %(7)
Growth & Income.........................    21.51 %    N/A        60.35 %(8)
S&P 500 Index...........................    N/A        N/A        14.29 %(9)
Blue Chip Stock.........................    N/A        N/A        16.24 %10
Global Growth...........................    19.10 %    N/A        97.15 %11
Growth Stock............................    16.41 %    61.74 %   196.35 %(1)
International Stock Series..............    14.02 %    N/A        30.38 %12
Aggressive Growth.......................     7.64 %    N/A        37.18 %13

--------------------------
 (1)The cumulative total return for the U.S. Government Securities Series and Growth Stock Series from the first offering on March 24, 1987 through December 31, 1996.

 (2)The cumulative total return for the Diversified Income Series from first offering on May 2, 1988 through December 31, 1996.

 (3)The cumulative total return for the Global Bond Series from first offering on January 3, 1995, through December 31, 1996.

 (4)The cumulative total return for the High Yield Series from first offering on May 2, 1994 through December 31, 1996.

 (5)The cumulative total return for the Asset Allocation Series from first offering on May 1, 1987 through December 31, 1996.

 (6)The cumulative total return for the Global Asset Allocation Series from first offering on January 3, 1995, through December 31, 1996.

 (7)The cumulative total return for the Value Series from first offering on May 1, 1996 through December 31, 1996.

 (8)The cumulative total return for the Growth & Income Series from first offering on May 2, 1994 through December 31, 1996.

 (9)The cumulative total return for the S&P 500 Index Series from first offering on May 1, 1996 through December 31, 1996.

10The cumulative total return for the Blue Chip Stock Series from first offering on May 1, 1996 through December 31, 1996.

11The cumulative total return for the Global Growth Series from first offering on May 1, 1992 through December 31, 1996.

12The cumulative total return for the International Stock Series from first offering on January 3, 1995, through December 31, 1996.

13The cumulative total return for the Aggressive Growth Series from first offering on May 2, 1994 through December 31, 1996.

As noted in the Prospectus, Fortis Series may advertise the Series' relative performance as compiled by outside organizations or refer to publications which have mentioned its performance.

Fortis Series may from time to time compare the Series with the following:

     (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high-quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

     (2) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), a publicly issued debt of agencies of the U.S. Government (excluding mortgage-backed securities), and all public, fixed rate, nonconvertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, or, in the case of nonrated bonds. BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

     (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

     (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (5) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     (7) Standard & Poor's "500" Index ("S&P 500") which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

     (8) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

     (9) Dow Jones Industrial Average.

    (10) Financial News Composite Index.

    (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 800 companies of Europe, Australia, and the Far East.

Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Bear Stearns & Co., Inc.; Morgan Stanley; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board.

Fortis Series may refer to the rating services listed below.

                RATINGS SERVICE
        Lipper Analytical Services, Inc.
        Wiesenberger Investment Companies Services
        Morningstar Publications, Inc.
        Johnson's Charts
        CDA Investment Technologies, Inc.

As noted in the Prospectus, Fortis Series may refer to publications which have mentioned its performance.

Following is a list of the publications whose articles may be referred to:

AMERICAN BANKER (The)
AP-DOW Jones News Service
ASSOCIATED PRESS (The)
BARRON'S
BETTER INVESTING
BOARDROOM REPORTS
BOND BUYER & CREDIT MARKETS (The)
BOND BUYER (The)
BONDWEEK
BUSINESS MONTH
BUSINESS WEEK
CABLE NEWS NETWORK
CASHFLOW MAGAZINE
CFO
CHICAGO TRIBUNE (The)
CHRISTIAN SCIENCE MONITOR
CITY BUSINESS/CORPORATE REPORT
CITYBUSINESS PUBLICATIONS
COMMERCIAL & FINANCIAL CHRONICLE
CONSUMER GUIDE
CORPORATE FINANCE
DALLAS MORNING NEWS
DOLLARS & SENSE
DOW-JONES NEWS SERVICE
ECONOMIST (The)
EQUITY INTERNATIONAL
EUROMONEY
FINANCIAL EXECUTIVE
FINANCIAL PLANNING
FINANCIAL SERVICES WEEK
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
FUTURES
GLOBAL FINANCE
GLOBAL INVESTOR
INDUSTRY WEEK
INSTITUTIONAL INVESTOR
INTERNATIONAL HERALD TRIBUNE
INVESTMENT DEALER'S DIGEST
INVESTOR'S BUSINESS DAILY
KIPLINGER PERSONAL FINANCE
KIPLINGER CALIF. LETTER (The)
KIPLINGER FLORIDA LETTER
KIPLINGER TEXAS LETTER
KIPLINGER WASHINGTON LETTER (The)
KNIGHT/RIDDER FINANCIAL
LA TIMES
LIPPER ANALYTICAL SERVICES
MARKET CHRONICLE
MINNEAPOLIS STAR TRIBUNE
MONEY
MONEY MANAGEMENT LETTER
MOODY'S INVESTORS SERVICE, INC.
NATIONAL THRIFT NEWS
NATIONAL UNDERWRITER
NELSON'S RESEARCH MONTHLY
NEW YORK DAILY NEWS
NEW YORK NEWSDAY
NEW YORK TIMES (The)
NEWSWEEK
NIGHTLY BUSINESS REPORT (The)
PENSION WORLD
PENSIONS & INVESTMENT AGE
PERSONAL INVESTOR
PORTFOLIO LETTER
REGISTERED REPRESENTATIVE
RUETERS
SECURITIES PRODUCT NEWS
SECURITIES WEEK
SECURITY TRADERS HANDBOOK
SAINT PAUL PIONEER PRESS
STANDARD & POOR'S CORPORATION
STANGER'S INVESTMENT ADVISOR
STANGER'S SELLING MUTUAL FUNDS
STOCK MARKET MAGAZINE (The)
TIME
TRUSTS & ESTATES
U.S. NEWS & WORLD REPORT
UNITED PRESS INTERNATIONAL
USA TODAY
WALL STREET JOURNAL (The)
WASHINGTON POST (The)
FORTIS BENEFITS INSURANCE COMPANY
WOODBURY BULLETIN
WIESENBERGER INVESTMENT COMPANIES SERVICES

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SYSTEMATIC WITHDRAWAL

CONVENIENT INCOME

If you are over 59 1/2 years old, your Fortis variable annuity can be a source of income. For qualified plans or IRAs, you can use a systematic withdrawal plan to satisfy the minimum distribution requirement when you turn age 70 1/2.

YOU CAN HAVE MONTHLY INCOME

    - Directly deposited to a Fortis Money Fund account for convenient check writing.*

    - Electronically  deposited  directly  to  a  checking,  money  market*   or
      brokerage account.

    - Sent directly in the form of a check.

    - Conveniently forwarded to another address to pay disability insurance, life insurance, long-term care premiums, mortgage, etc.

CHOOSE YOUR STRATEGY:

-EARNINGS ONLY--withdraw any profits, leave your principal intact.

    - Principal never touched to provide income.

    - Amount varies with the performance of the investments you choose.

-SPECIFY EXACT DOLLAR AMOUNT:

    - Ideal for paying planned expenses or supplementing your income.

    - Any additional earnings continue to grow tax deferred.

HOW TO GET STARTED

Your registered representative can help you decide what systematic withdrawal plan is right for you. Complete the Systematic Withdrawal section of the Variable Annuity Service Request Form (#97212.)

                            [LOGO]

--------------------------

* A money market fund is neither insured nor guaranteed by the U.S. Government. While a stable net asset value is a goal of the fund, it is not a guarantee.

Withdrawals from an annuity are subject to tax and may be subject to an early withdrawal charge. The IRS charges a 10% tax penalty on most withdrawals prior to owner age 59 1/2.

Subaccount unit values fluctuate. When units are redeemed, their value may be worth more or less than their original cost.

Opportunity and Masters are two separate annuities with distinct features and charges. This material must be preceded or accompanied by a Masters or Opportunity annuity brochure.

For more complete information about Fortis annuities including charges and expenses, send for a prospectus from Fortis Investors, Inc. P.O. Box 64284, St. Paul, MN 55164. Read it carefully before you invest.

This investment is not FDIC insured, is not an obligation of, nor guaranteed by any bank or financial institution, and involves investment risks, including possible loss of principal.

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Fortis Series  also  may advertize  data  concerning its  portfolio  securities'
performance and biographical information about its portfolio managers.

FINANCIAL STATEMENTS

The financial statements included as part of Fortis Series' 1996 Annual Report to Shareholders, filed with the Securities and Exchange Commission in February, 1997, are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

CUSTODIAN; COUNSEL; ACCOUNTANTS

First Bank National Association, First Bank Place, Minneapolis MN 55101 acts as custodian of Fortis Series' assets and portfolio securities; Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for Fortis Series; and KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, acts as Fortis Series' independent auditors.

LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, each director of Fortis Series owes certain fiduciary duties to Fortis Series and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Series limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

ADDITIONAL INFORMATION

Fortis Series has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

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APPENDIX

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by the Series is "covered" if the Series owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash and high grade government securities in a segregated account with its custodian. A put option written by the Series is "covered" if the Series maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option.
Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The Series will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers (or a sub-adviser, if applicable), are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES  CONTRACTS  ON  FIXED  INCOME  SECURITIES,  STOCK  INDEXES  AND  FOREIGN
CURRENCIES

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market,

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which  will operate  to terminate  the initial position.  At that  time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

Interest rate Futures Contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities , and U.S. Treasury Bills. In addition, interest rate Futures Contracts include contracts on indexes of municipal securities. Foreign currency Futures Contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

A stock index or Eurodollar Futures Contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on United States exchanges are traded on the same contract market as the underlying Futures Contract and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

An option, whether based on a Futures Contract, a stock index, or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

A foreign currency forward exchange contract (a "Forward Contract") is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers exercising purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Forward Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Forward Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contract, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

96724 (REV. 5/96)

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PART  C - OTHER INFORMATION
---------------------------

ITEM 24.(a)     FINANCIAL STATEMENTS:

The following financial statements are included in the registration statement:

    Financial Statements included in Part A:

         Financial Highlights

    Financial Statements included in Part B:

         All financial statements required by Part B were incorporated by reference to Registrant's 1996 Annual Report to Shareholders.
ITEM 24.(b)    EXHIBITS:

(1) Copy of the charter as now in effect;

         a) Amended and Restated Articles of Incorporated (Incorporated by reference to Post-Effective Amendment Number 18 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 1996)

         b) Certificate of Designation of Series G Common Shares, Series H Common Shares, and Series I Common Shares (Incorporated by reference to Post-Effective Amendment Number 18 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 1996)

         c) Certificate of Designation of Series J Common Shares, Series K Common Shares, and Series L Common Shares (Incorporated by reference to Post-Effective Amendment Number 18 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 1996)

         d) Certificate of Designation of Series M Common Shares, Series N Common Shares, and Series O Common Shares (Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 1996)

(2) Copies of the existing by-laws or instruments corresponding thereto;

         Form of Amended and Restated Bylaws (Incorporated by reference to Post-Effective Amendment Number 18 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 1996)

(3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

         Inapplicable

(4) Specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

         Inapplicable

(5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;
         a) Form of Investment Advisory and Management Agreement by and between the Registrant and Fortis Advisers, Inc. (Incorporated by reference to Post-Effective Amendment Number 11 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission in October 1992)

         b) Form of Investment Advisory and Management Agreement by and between the Registrant and Fortis Advisers, Inc. (Pertaining to High Yield Series, Growth & Income Series, and Aggressive Growth Series) (Incorporated by reference to Post-Effective Amendment Number 13 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission in February
              1994)

         c) Form of Investment Advisory and Management Agreement by and between the Registrant and Fortis Advisers, Inc. (Pertaining to International Stock Series, Global Bond Series, and Global Asset Allocation Series) (Incorporated by reference to Post-Effective Amendment Number 14 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 13, 1994)

         d) Form of Investment Sub-Advisory and Management Agreement by and between Fortis Advisers, Inc. and Lazard Freres Asset Management

              (Incorporated by reference to Post-Effective Amendment Number 14 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 13, 1994)

         e) Form of Investment Sub-Advisory and Management Agreement by and between Fortis Advisers, Inc. And Warburg Investment Management International Ltd. (Incorporated by reference to Post-Effective Amendment Number 14 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 13, 1994)

         f) Form of Investment Sub-Advisory and Management Agreement by and between Fortis Advisers, Inc. and Morgan Stanley Asset Management Limited (Incorporated by reference to Post-Effective Amendment Number 14 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 13,
              1994)

         g) Form of Investment Advisory and Management Agreement by and between the Registrant and Fortis Advisers, Inc. (Pertaining to Value Series, S&P 500 Index Series, and Blue Chip Stock Series) (Incorporated by reference to Post-Effective Amendment Number 18 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 1996)

         h) Investment Sub-Advisory Agreement between Fortis Advisers, Inc. and The Dreyfus Corporation (Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 1996)

         i) Investment Sub-Advisory Agreement between Fortis Advisers, Inc. And T. Rowe Price Associates, Inc. (Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 1996)

(6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

         a) Form of Underwriting and Distribution Agreement by and between the Registrant and Fortis Investors, Inc. (Incorporated by reference to Post-Effective Amendment Number 18 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 1996)

         b) Dealer Sales Agreement (Incorporated by reference to Post-Effective Amendment Number 11 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission in February 1994)

(7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

         Inapplicable

(8) Copies of all custodian agreements, and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

         a) Custody Agreement between Registrant and First Bank National Association (Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 1996)

         b) Custody Agreement between Registrant and First Bank National Association (pertaining to Global Growth Series, International Stock Series, Global Bond Series, Global Asset Allocation Series, and Blue Chip Stock Series) (Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 1996)

(9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

         Inapplicable

(10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable;

         a) Opinion and consent of counsel (Incorporated by reference to Post-Effective Amendment Number 11 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission in October 1992)

         b) Opinion and consent of counsel (Incorporated by reference to Post-Effective Amendment Number 13 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission in February 1994)

         c) Opinion and consent of counsel (pertaining to Series J Common Shares (International Stock Series), Series K Common Shares (Global Bond Series), and Series L Common Shares (Global Asset Allocation Series)) (Incorporated by reference to Post-Effective Amendment Number 14 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission in October 1994)

         d) Opinion and consent of Dorsey & Whitney LLP (pertaining to Series M Common Shares (Value Series), Series N Common Shares (S&P 500 Index Series), and Series O Common Shares (Blue Chip Stock Series)) (Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30,
              1996)

(11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

         Consent of KPMG Peat Marwick LLP

(12) All financial statements omitted from Item 23;

         Inapplicable

(13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

         Inapplicable

(14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

         Inapplicable

(15) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan;

         Inapplicable

(16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited);

         Performance Quotation Computation Schedule (Incorporated by reference to Post-Effective Amendment Number 7 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission in March 1990)

(18) Copies of any plan entered into by the Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to the implementation of a plan, any amendment to a plan or agreement, and a directors describing any action taken to revoke a plan.

         Inapplicable

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

         Inapplicable

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES:

State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant:

    The following table sets forth the number of holders of shares of Fortis Series Fund, Inc. as of March 31, 1997.

                   (1)                           (2)
                                               Number of
              Title of Class                Record Holders
              --------------                --------------

         Common stock, par value
         $01. per share, Series A
         (Growth Stock Portfolio)                1

         Common stock, par value
         $01. per share, Series B
         (U. S. Government Securities
         Series)                                 1

         Common stock, par value
         $01. per share, Series C
         (Money Market Series)                   1

         Common stock, par value
         $01. per share, Series D
         (Managed Series)                        1

         Common stock, par value
         $01. per share, Series E
         (Income Series)                         1

         Common stock, par value
         $01. per share, Series F
         (Global Growth Series)                  1

         Common stock, par value
         $01. per share, Series G
         (High Yield Series)                     1

         Common stock, par value
         $01. per share, Series H
         (Growth & Income Series)                1

         Common stock, par value
         $01. per share, Series I
         (Aggressive Growth Series)              1

         Common stock, par value
         $01. per share, Series J
         (International Stock Series)            1

         Common stock, par value
         $01. per share, Series K
         (Global Bond Series)                    1

         Common stock, par value
         $01. per share, Series L
         (Global Asset Allocation Series)        1

         Common stock, par value
         $01. per share, Series M
         (Value Series)                          1

         Common stock, par value
         $01. per share, Series N
         (S&P 500 Index Series)                  1

         Common stock, par value
         $01. per share, Series O
         (Blue Chip Stock Series)                1

ITEM 27. INDEMNIFICATION:

State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

    Incorporated by reference to Post-Effective Amendment Number 5 to Registrant's Registration Statement, filed with the Securities and Exchange Commission in February, 1988.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

Describe any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer, or partner, of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

    In addition to those listed in the Statement of Additional Information:




                                                           Other business, professions,
                                                           vocations, or employments
                           Current position              of a substantial nature during
    Name                     with Advisers                    the past two years


Michael D. O'Connor     Qualified Plan Officer           Qualified Plan Officer of Fortis
                                                         Benefits Insurance Company

David L. Greenzang      Money Market                     Debt Securities Manager
                        Portfolio Officer                with Fortis, Inc.




ITEM 29.    PRINCIPAL UNDERWRITERS:

    (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor, or investment adviser.

         Fortis Advantage Portfolios, Inc.
         Fortis Equity Portfolios, Inc.
         Fortis Fiduciary Fund, Inc.
         Fortis Growth Fund, Inc.
         Fortis Income Portfolios, Inc.
         Fortis Money Portfolios, Inc.
         Fortis Securities, Inc.
         Fortis Tax-Free Portfolios, Inc.
         Variable Accounts C of Fortis Benefits Insurance Company
         Variable Accounts D of Fortis Benefits Insurance Company

    (b) Furnish the information required by the following table with respect to each director, officer, or partner of each principal underwriter named in the answer to Item 21:

         In addition to those listed in the Statement of Additional
         Information:

Name and Principal      Positions and Offices         Positions and Offices
Business Address        with Underwriter              with Registrant

John E. Hite*           2nd Vice President and        Assistant Secretary
                        Assistant Secretary

Carol M. Houghtby*      2nd Vice President and             Accounting Officer
                        Treasurer

--------------------------------------------------------------------------------

* The business address of these persons is 500 Bielenberg Drive, Woodbury, Minnesota 55125.

(c) Furnish the information required by the following table with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

    Inapplicable


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS:

With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

    Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota 55125

ITEM 31.    MANAGEMENT SERVICE:

Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

         Inapplicable

ITEM 32. UNDERTAKINGS:

Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

(a) An undertaking to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act:

              Inapplicable

(b) An undertaking to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

              Inapplicable

(c) If the information called for by Item 5a is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury, State of Minnesota, on April 30, 1997

         FORTIS SERIES FUND, Inc.

    By:           /s/
         ----------------------------------
         Dean C. Kopperud, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates shown.

SIGNATURE AND TITLE


         /s/                                Dated April 30, 1997
------------------------------------------
Dean C. Kopperud, President
(principal executive officer) and Director


         /s/                                Dated April 30, 1997
------------------------------------------
Tamara L. Fagely, Treasurer
(principal financial and accounting officer)

Richard W. Cutting*
Director

Allan R. Freedman*
Director

Robert M. Gavin*
Director

Jean L. King*
Director

Edward M. Mahoney*
Director

                                                          /s/
                                                -------------------------------
Robb L. Prince*                                 Dean C. Kopperud, Director
Director                                        Pro Se and Attorney-in-Fact

Leonard J. Santow*
Director                                        Dated: April 30, 1997

Joseph M. Wikler*
Director

*Registrant's directors executing Power of Attorney dated March 21, 1996.